          As filed with the Securities and Exchange Commission on  May 1, 2000
                                                    Registration No. 333-44723
                                                             File No. 811-9044
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                            -----------------------
                       POST-EFFECTIVE AMENDMENT NO. 3 TO


                                    FORM S-6

               FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                    OF SECURITIES OF UNIT INVESTMENT TRUSTS
                           REGISTERED ON FORM N-8B-2

                            -----------------------

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             (Exact name of trust)

                        NATIONAL LIFE INSURANCE COMPANY
                              (Name of depositor)
                            One National Life Drive
                           Montpelier, Vermont  05604
         (Complete address of depositor's principal executive offices)

                            -----------------------

                               D. Russell Morgan
                                    Counsel
                        National Life Insurance Company
                            One National Life Drive
                           Montpelier, Vermont  05604
                (Name and complete address of agent for service)

                            -----------------------

                                    Copy to:
                             Stephen E. Roth, Esq.
                          Sutherland, Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                          Washington, D.C.  20004-2404


                            -----------------------


          It is proposed that this filing will become effective:
             immediately upon filing pursuant to paragraph (b) of Rule 485
-----------
    X        on May 1, 2000 pursuant to paragraph (b) of Rule 485
-----------
             60 days after filing pursuant to paragraph (a) of Rule 485
-----------
             on May 1, 1999 pursuant to paragraph (a) of Rule 485
-----------



================================================================================

                                     PART I

                       Information Required in Prospectus

                                              SENTINEL ESTATE PROVIDER
                                        SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                                                  INSURANCE
                                                P R O S P E C T U S
                                                 DATED MAY 1, 2000


NATIONAL LIFE INSURANCE COMPANY                Home Office: National Life Drive,
                                               Montpelier, Vermont 05604
NATIONAL VARIABLE LIFE INSURANCE ACCOUNT               Telephone: (800) 537-7003

      This prospectus describes the Sentinel Estate Provider Policy, a survivorship variable universal life insurance policy offered by National Life Insurance Company. This Policy combines insurance and investment features. It provides a death benefit on the death of the last to die of two specified insured people. You can make premium payments at various times and in various amounts. You can also allocate premiums among a number of funds with different investment objectives, and you can increase or decrease the death benefit payable under your policy.

      We deduct certain charges from premium payments. Then these premium payments go to the National Variable Life Insurance Account, a separate account of National Life, or to the fixed account, or a combination of the two. The fixed account pays interest at rates guaranteed to be at least 4%. The separate account has twenty-two subaccounts. Each subaccount buys shares of a specific fund portfolio. The available funds are:

------------------------------------------------------------------------------------------------------------------------------------
                                       VARIABLE INSURANCE PRODUCTS       AMERICAN CENTURY VARIABLE        GOLDMAN SACHS VARIABLE
MARKET STREET FUND, INC.               FUND AND VARIABLE INSURANCE       PORTFOLIOS, INC.                 INSURANCE TRUST
                                       PRODUCTS FUND II
------------------------------------------------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH PORTFOLIO*           GROWTH PORTFOLIO                  VP INCOME & GROWTH               CORE SMALL CAP
                                                                             PORTFOLIO                         EQUITY
BOND PORTFOLIO*                        HIGH INCOME PORTFOLIO             VP VALUE PORTFOLIO               GLOBAL INCOME
GROWTH PORTFOLIO*                                                                                         INTERNATIONAL EQUITY
INTERNATIONAL PORTFOLIO+               INDEX 500 PORTFOLIO                                                MID CAP VALUE
MANAGED PORTFOLIO*
MONEY MARKET PORTFOLIO*                CONTRAFUND PORTFOLIO
SENTINEL GROWTH PORTFOLIO*

*Managed by Sentinel Advisors Company  Managed by Fidelity Investments   Managed by American Century      Managed by Goldman Sachs
+Managed by Providentmutual                                              Investment Management, Inc.      Asset Management &
Investment Management Company                                                                             Goldman Sachs Asset
                                                                                                          Management International
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                       NEUBERGER BERMAN ADVISERS         STRONG VARIABLE INSURANCE        STRONG OPPORTUNITY FUND II
J.P. MORGAN SERIES TRUST II            MANAGEMENT TRUST                  FUNDS, INC.
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES            PARTNERS PORTFOLIO                MID CAP GROWTH FUND II
   PORTFOLIO
SMALL COMPANY PORTFOLIO



Managed by J. P. Morgan                Managed by Neuberger Berman       Managed by Strong Capital        Managed by Strong Capital
Investment Management, Inc.            Management, Inc.                  Management, Inc.                 Management, Inc.
------------------------------------------------------------------------------------------------------------------------------------


We are currently planning to substitute new fund options for all seven of the Market Street Fund, Inc. portfolios and all four of the Goldman Sachs Variable Insurance Trust portfolios during 2000. Please see page __ of this Prospectus for more information.


The value of your policy will depend upon the investment results of the funds you select. You bear the entire investment risk for all amounts allocated to the separate account; there is no guaranteed minimum value for any of the funds, and the value of your policy may be more or less than premiums paid.

You must receive, with this prospectus, current prospectuses for all of the fund options. They describe the investment objectives and the risks of the funds.

The value of your policy will also reflect our charges. These include a premium expense charge, cost of insurance charges, the variable account charge, the monthly administrative charge, and certain other charges. During the first five years your policy will remain in force if specified premiums are paid on time, or if the policy has enough value to pay the monthly charges as they become due. After the fifth year, the Policy will remain in force only so long as it has enough value to pay the monthly charges as they become due.

We recommend that you read this prospectus carefully. You should keep it to refer to later.

Investments in these contracts are not deposits or obligations of, and are not guaranteed or endorsed by, adviser of any of the underlying funds identified above, the U.S. government, or any bank or bank affiliate. Investments are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency.

It may not be advantageous to purchase a policy as a replacement for another type of life insurance or as a means to obtain additional insurance protection if you already own another last survivor variable universal life insurance policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE POLICY OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                TABLE OF CONTENTS

                                                                           PAGE
Summary Description of the Policy.......................................
      The Policy .......................................................
      The Variable Account..............................................
      Availability of Policy............................................
      The Death Benefit.................................................
      Flexibility to Adjust Death Benefit...............................
      Accumulated Value.................................................
      Allocation of Net Premiums........................................
      Transfers.........................................................
      Free-Look Privilege...............................................
      Charges Assessed in Connection with the Policy....................
      Loan Privilege....................................................
      Withdrawal of Cash Surrender Value................................
      Surrender of the Policy...........................................
      Available Automated Fund Management Features......................
      Optional Benefits.................................................
      Tax Treatment.....................................................
      Other Policies....................................................
      Illustrations.....................................................
              Questions.................................................


National Life Insurance Company, The Variable Account, and The Funds....
      National Life Insurance Company...................................
      The Variable Account..............................................
      The Market Street Fund............................................
      American Century Variable Portfolios, Inc.........................
      Variable Insurance Products Fund and Variable Insurance Products
              Fund II...................................................
      Goldman Sachs Variable Insurance Trust............................
      J.P. Morgan Series Trust II.......................................
      Neuberger Berman Advisers Management Trust........................
      Strong Variable Insurance Funds, Inc and Strong Opportunity
              Fund II...................................................
      Planned Substitutions.............................................
      Additional Funds to be Offered in the Future......................
      Other Information.................................................
      The Fixed Account.................................................


Detailed Description of Policy Provisions...............................
      Death Benefit.....................................................
      Death Benefit Options.............................................
      How the Death Benefit May Vary....................................
      Ability to Adjust Face Amount.....................................
      How the Duration of the Policy May Vary...........................
      Accumulated Value.................................................
      Payment and Allocation of Premiums................................

Charges and Deductions..................................................
      Premium Expense Charge............................................
      Surrender Charge..................................................
      Monthly Deductions................................................
      Withdrawal Charge.................................................
      Transfer Charge...................................................
      Projection Report Charge..........................................
      Other Charges.....................................................
      Differences in Charges for Policies Issued in New York............
Policy Rights...........................................................
      Loan Privileges...................................................
      Surrender Privilege...............................................
      Withdrawal of Cash Surrender Value................................
      Free-Look Privilege...............................................
      Telephone Transaction Privilege...................................
      Other Transfer Rights.............................................
      Available Automated Fund Management Features......................
The Fixed Account.......................................................
      Minimum Guaranteed and Current Interest Rates.....................
      Transfers from Fixed Account......................................

Other Policy Provisions.................................................
Optional Benefits.......................................................
Federal Income Tax Considerations.......................................
      Introduction......................................................
      Tax Status of the Policy..........................................
      Tax Treatment of Policy Benefits..................................
      Possible Tax Law Changes..........................................
      Possible Charges for National Life's Taxes........................
Voting Rights...........................................................
Changes in Applicable Law, Funding and Otherwise........................
Officers and Directors of National Life.................................
Distribution of Policies................................................
Policy Reports..........................................................
State Regulation........................................................
Insurance Marketplace Standards Association
Experts.................................................................
Legal Matters...........................................................
Financial Statements....................................................
Glossary

Appendix A-Illustration of Death Benefits, Accumulated Values and
      Cash Surrender Values.............................................    A-1
Appendix B-Joint Age Calculation........................................    B-1
Appendix C-New York Surrender Charge Information........................
Financial Statements....................................................    F-1


THE POLICY MAY NOT BE AVAILABLE IN ALL STATES. THIS PROSPECTUS DOES NOT OFFER THE POLICY IN ANY STATE IN WHICH WE MAY NOT LEGALLY OFFER THE POLICY. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

THE PRIMARY PURPOSE OF THIS VARIABLE LIFE INSURANCE POLICY IS TO PROVIDE INSURANCE PROTECTION. WE DO NOT CLAIM THAT THE POLICY IS IN ANY WAY SIMILAR OR COMPARABLE TO AN INVESTMENT IN A MUTUAL FUND.

                        SUMMARY DESCRIPTION OF THE POLICY

      You should read this summary of the policy provisions together with the detailed information appearing later in this Prospectus. Unless otherwise noted, this Prospectus assumes at least one of the insured people is alive. The precise meanings of the few capitalized terms used in this summary can be found in the
Glossary, on pages   to   .

THE POLICY

      National Life Insurance Company issues the Sentinel Estate Provider last survivor variable universal life insurance policy. This life insurance policy allows you to make premium payments in any amount and whenever you like, within limits. As long as the policy remains in force, it will provide for:

      (1) Life insurance coverage which will provide a death benefit on the death of the last to die of two named insured people;

      (2)   A cash surrender value;

      (3)   Surrender and withdrawal rights and policy loan privileges; and

      (4) A variety of additional insurance benefits (where provided by optional riders, so long as these riders remain in force).

      This policy is designed to help lessen the economic loss resulting from the deaths of the two insured people. You should consider your need for survivorship insurance coverage and the policy's investment potential on a long-term basis. This policy pays its death benefit on the death of the last to die of two named insured people.

      There is no fixed schedule for premium payments, although you may establish a schedule of planned periodic premiums. You may also, after a year and within limits, increase or decrease the policy's face amount, and you may change the death benefit option. The policy's cash value and death benefit will fluctuate based on the investment results of the chosen fund portfolios, and the crediting of interest to the fixed account, as well as other factors.

      Lapse. The policy will not lapse simply because you do not pay any particular amounts of premiums. However, the payment of premiums in any amount or frequency will not necessarily guarantee that the policy will remain in force. In general, the policy will lapse if it does not have enough value to pay the monthly charges as they become due. During the first five years, the policy will not lapse even if its value is not enough to pay the monthly charges, if at least specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Minimum Monthly Premium). See "How the Duration of the Policy May Vary," page .

      Optional Guaranteed Death Benefit Rider. In addition, if you buy the optional Guaranteed Death Benefit Rider, your policy will not lapse even if its value is not enough to pay the monthly charges, if at least another set of specified amounts of premiums have been paid (these amounts are defined in the Glossary as the Cumulative Guarantee Premium). You may choose to have the optional Guaranteed Death Benefit Rider cover the entire lifetimes of the two insured people, or the period prior to the younger insured person's age 81. Of course, the premiums necessary to keep the rider in force will be higher if you elect to have the rider cover the entire lifetimes of the two insured people, rather than until the younger insured person's age 81. See "Optional Benefits," page .

      If you already have life insurance, you should consider whether or not changing or adding to existing coverage would be advantageous. It may not be advisable to purchase another policy as a replacement for an existing policy.

THE VARIABLE ACCOUNT

      The variable account is divided into subaccounts, twenty two of which are available under this policy. Each of these subaccounts buys shares of a corresponding fund Portfolio. See "National Life Insurance Company, the Variable Account and the Funds," page _____.


      We cannot give any assurance that any Portfolio will achieve its investment objectives. You bear the entire investment risk on the value of your policy which you allocate to the variable account.

AVAILABILITY OF POLICY

      We will issue this policy for insured people from ages 0 to 90, as long as the joint age is 15 to 90. To calculate a joint age for two potential insured people, see Appendix B to this Prospectus. The minimum amount of basic coverage for a Policy is $100,000. Before issuing a policy, we will require that the proposed insured people meet certain underwriting standards.

      We will assign insured people to one of these types of rate classes:

      -     Preferred Nonsmoker

      -     Nonsmoker

      -     Preferred Smoker

      -     Smoker

      -     Substandard, and

      -     Uninsurable.

A person may be assigned to an Uninsurable rate class where he or she would not be insurable for single life coverage. (See "Issuance of a Policy," Page ___.)

THE DEATH BENEFIT

      As long as your policy remains in force, we will pay the death benefit to your beneficiary, when we receive due proof of the death of both of the two insured people. The death benefit will be increased by any additional benefits that may be provided by a supplementary benefit rider. The death benefit will be reduced by any outstanding policy loans and accrued interest, and any unpaid monthly deductions.

      There are two death benefit options available, which we call Option A and Option B. You may choose which option will apply to your policy.

      If you choose death benefit Option A, the death benefit will be based on the greater of:

      (a) the face amount, or

      (b) the Accumulated Value multiplied by a factor specified by federal income tax law.

    If you choose death benefit Option B, the death benefit will be based on the greater of:

      (a) the face amount plus the Accumulated Value, or

      (b) the Accumulated Value multiplied by the same factor that applies to option A. (See "Death Benefit Options," Page ___.)

      There are also two types of coverage available under the Policy - basic coverage and additional coverage. (See "Death Benefit", Page .)

FLEXIBILITY TO ADJUST DEATH BENEFIT

      After a year, you may adjust the death benefit by changing the death benefit option or by increasing or decreasing the face amount of your policy. (See "Change in Death Benefit Option," Page ___, and "Ability to Adjust Face Amount," Page ___.)

      Any change in death benefit option or in the face amount may affect the charges under your policy. If you increase the face amount, your monthly charges will increase. A decrease in face amount may decrease the monthly charges. (See "Cost of Insurance Charge," Page ___.)

      If you request a decrease in face amount which would cause the policy not to qualify as life insurance under federal tax law, we will not allow the decrease.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held in the policy at any time. It equals the sum of the amounts held in the variable account and the fixed account. (See "Calculation of Accumulated Value," Page ___.)

      The Accumulated Value in the variable account will reflect:

      -     the investment results of the chosen funds

      -     premiums paid

      -     transfers

      -     withdrawals

      -     loans

      -     loan repayments

      -     loan interest charged, and

      -     our charges on the policy.

      We pay interest on Accumulated Value in the fixed account at rates we declare in advance for specific periods. We guarantee that these rates will be at least 4%. (See "The Fixed Account," Page ___.)

      The Accumulated Value will likely impact both the Death Benefit and the Monthly Deduction.

ALLOCATION OF PREMIUMS

      You will be asked to specify, in the application for your policy, the percentages of premium to go to each subaccount of the variable account or to the fixed account. You may change these percentages whenever you like. You may choose among all twenty-two available subaccounts of the variable account. However, we may limit the number of different subaccounts, other than the money market subaccount, used in your Policy over its entire life to 16.

      We will allocate all premiums, after deduction for premium expense charges, received during the free-look period that are to go to the variable account to the Money Market Subaccount. At the end of the free look period, we will move the amount in the Money Market Subaccount (including investment experience) to your chosen subaccounts. For this purpose, we will assume that the free-look period ends 20 days after the date the policy is issued. Premiums received after the free look period ends will be allocated directly to your chosen subaccounts. (See "Allocation of Net Premiums," Page ___.)

TRANSFERS

      You may transfer the amounts in the subaccounts and fixed account. Transfers between the subaccounts or from the variable account into the fixed account will be made on the day we receive the request. We limit transfers out of the fixed account to the greater of $1000 and 25% of the Accumulated Value in the fixed account. We also allow only one transfer out of the fixed account per year. (See "Transfers," Page ___.)

FREE-LOOK PRIVILEGE

      The policy provides for an initial "free-look" period, during which you may cancel the Policy and receive a refund equal to the gross premiums you paid. This free-look period ends 10 days after you receive the policy, or at the end of such longer period provided by state law. To cancel your policy, you must return the policy to us or to our agent within such time with a written request for cancellation. (See "Free-Look Privilege," Page ___.)

CHARGES ASSESSED IN CONNECTION WITH THE POLICY

      Summary of Policy Expenses

        TRANSACTION EXPENSES


           Premium Expense Charge (as a
           percentage of premiums paid)...   3.40%, plus:
                                                   For years 1 to 10: 7%
                                                     up to Target Premium,
                                                     4% for premiums in excess of Target
                                                     Premium
                                                   After year 10: 4%(1)
           Surrender Charge...............   See page
           Withdrawal Charge..............   Lesser of 2% of the
                                             amount withdrawn or $25
           Transfer Charge ...............   NONE(2)



----------------------


(1) We may (except as otherwise required by the state of issue) raise the Premium Expense Charge to 3.40% plus 7% premiums up to the Target Premium, plus 5% for premiums in excess of the Target Premium. We may also raise the Premium Expense Charge after Policy Year 10 up to the maximum permitted during the first 10 Policy Years.


(2) We currently have no transfer charge, but we reserve the right to charge up to $25 for each transfer in excess of twelve transfers in any one year.


      VARIABLE ACCOUNT AND POLICY CHARGES

         Variable Account Charge (deducted monthly)         Years 1-10:
                                                            Basic Coverage less than $1 million: annual rate
                                                              of 0.90%(3)
                                                            Basic Coverage of $1 million to $2,999,999: annual
                                                              rate of .80%(3)
                                                            Basic Coverage  $3 million and over: annual
                                                              rate of 0.75%(3)
                                                            After year 10:
                                                            Basic Coverage less than $1 million: annual rate of 0.35%(4)
                                                            Basic Coverage of $1 million to $2,999,999: annual rate of 0.30%(4)
                                                            Basic Coverage  $3 million and over:  annual rate of 0.25%(4)

         Cost of Insurance Charge (deducted monthly)        Varies by Issue Age, sexes, Rate Class, duration of the
                                                            Policy-See page ______.

         Administrative Charge (deducted monthly)           Years 1 to 10: $15 plus $0.08(5) per $1000 of
                                                            Basic Coverage per month(6)
                                                            After  year 10: $7.50 per month(7)

         Rider Charges (deducted monthly)                   See "Optional Benefits" on page       for charges
                                                            applicable to optional Riders elected for a Policy


(3) The charge shown is the annual equivalent of the monthly charge. The Variable Account Charge applies to Accumulated Value held in the Variable Account. It does not apply to amounts held in the Fixed Account. We may increase this charge to an amount up to 0.90% in call cases.


(4) This reduction is not guaranteed, except as required by the state of issue.

(5) This rate is lower for Joint Ages 38 and below.

(6) This charge is increased by $.005 per $1000 of Basic Coverage per month for each Insured who is a smoker.


(7) We may (except as otherwise required by the state of issue) increase the Monthly Administrative Charge for years after year 10 up to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 per $1000 of Basic Coverage per month for each smoker. In addition, the $0.08 per $1000 of Basic Coverage portion of the Monthly Administrative Charge, plus $0.05 per $1,000 of Basic Coverage per month for each smoker, will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage.

        ANNUAL EXPENSES OF UNDERLYING FUNDS(8) (for the year ended December 31,
1999):



                                                      Management         Other             Total
                                                      Fee, after        Expenses,         Expenses,
                                                       expense        after expense     after expense
                                                    reimbursement     reimbursement     reimbursement
      Market Street Fund, Inc.:
          Money Market Portfolio                        0.25%             0.15%             0.40%
          Bond Portfolio                                0.35%             0.17%             0.52%
          Managed Portfolio                             0.40%             0.17%             0.57%
          Aggressive growth Portfolio                   0.41%             0.16%             0.57%
          International Portfolio                       0.75%             0.23%             0.98%
          Growth Portfolio                              0.32%             0.16%             0.48%
          Sentinel Growth Portfolio                     0.50%             0.21%             0.71%

      American Century Variable Portfolios, Inc.
          VP Value Portfolio                            1.00%             0.00%             1.00%
          VP Income & Growth Portfolio                  0.70%             0.00%             0.70%

      Fidelity: Variable Insurance Products
      Fund I
          Growth Portfolio                              0.58%             0.07%             0.65%
          High Income Portfolio                         0.58%             0.11%             0.69%

      Fidelity: Variable Insurance Products
      Fund II
          Index 500 Portfolio                           0.24%             0.04%             0.28%
          Contrafund Portfolio                          0.58%             0.07%             0.65%

      Goldman Sachs Variable Insurance Trust
          International Equity Fund                     1.00%             0.35%             1.35%
          Global Income Fund                            0.90%             0.25%             1.15%
          CORE Small Cap Equity Fund                    0.75%             0.25%             1.00%
          Mid Cap Value Fund                            0.80%             0.25%             1.05%

      J.P. Morgan Series Trust II
          International Opportunities Portfolio         0.60%             0.60%             1.20%
          Small Company Portfolio                       0.60%             0.55%             1.15%

      Neuberger Berman Advisers Management Trust
          Partners Portfolio                            0.80%             0.07%             0.87%

      Strong Variable Insurance Funds, Inc.
          Mid Cap Growth Fund II                        1.00%             0.10%             1.10%

      Strong Opportunity Fund II                        1.00%             0.10%             1.10%

(8) The Fund expenses shown above are assessed at the underlying Fund level and are not direct charges against the subaccounts. These underlying Fund expenses are taken into consideration in computing each underlying Fund's net asset value, which is the share price used to calculate the unit values of the subaccounts. The management fees and other expenses are more fully described in the prospectuses for each individual underlying Fund. The information relating to the underlying Fund expenses was provided by the underlying Fund and was not independently verified by National Life. In the absence of any voluntary fee waivers or expense reimbursements, the Management Fees, Other Expenses, and Total Expenses of the Funds listed below would have been as follows:


                                                   Management           Other         Total Mutual
                                                      Fees            Expenses        Fund Expenses
        Fidelity VIP Fund-Growth Portfolio            0.58%             0.08%             0.66%
        Fidelity VIP Fund II-Index 500 Portfolio      0.24%             0.10%             0.34%
        Fidelity VIP Fund II-Contrafund Portfolio     0.58%             0.09%             0.67%
        Strong Mid Cap Growth Fund II                 1.00%             0.20%             1.20%
        Strong Opportunity Fund II                    1.00%             0.20%             1.20%
        Goldman Sachs International Equity            1.00%             0.77%             1.77%
        Goldman Sachs Global Income                   0.90%             1.78%             2.68%
        Goldman Sachs CORE Small Cap Equity           0.75%             0.75%             1.50%
        Goldman Sachs Mid Cap Value                   0.80%             0.42%             1.22%
        J.P. Morgan International Opportunities       0.60%             1.38%             1.98%
        J.P. Morgan Small Company                     0.60%             1.97%             2.57%



Information with respect to the expenses of certain underlying funds we anticipate substituting for other funds later in the year is set forth below.



                                                     MANAGEMENT          OTHER            TOTAL MUTUAL
                                                     FEES                EXPENSES         FUND EXPENSES
Fidelity VIP II Investment Grade Bond Portfolio      0.43%                0.11%               0.54%
Fidelity VIP Fund  - Overseas Portfolio              0.73%                0.14%               0.87%
Neuberger Berman AMT Balanced Portfolio              0.85%                0.17%               1.02%



      We expect these reimbursement arrangements to continue, but there are no legal obligations to continue these arrangements for any particular period of time; if they are terminated, the affected Portfolios' expenses may increase.

      Premium Expense Charge. We deduct a Premium Expense Charge from each premium payment. One portion of this charge, equal to 3.40% of each premium, covers the cost of state and local premium taxes, and the federal DAC Tax. We may change this portion of the charge if the applicable law changes. (See "Premium Expense Charge," Page ___.)

      The remainder of the Premium Expense Charge compensates us for expenses we incur in selling the policies, including commissions to selling agents. During the first 10 Years, we will deduct 7.0% of each premium paid up to the Target Premium, and 4.0% of premiums paid in excess of the Target Premium. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after first 10 years to 4.0% of all premiums; however, we will have the right to deduct amounts up to the maximum permitted during the first ten years. The Target Premium varies from policy to policy - it will be stated in your policy and it is discussed in Appendix B to this prospectus.

      Surrender Charge. We impose a Surrender Charge if a policy is surrendered or lapses at any time before the end of the tenth year, or the ten years after an increase in Basic Coverage. The initial Surrender Charge varies by Joint Age and is shown in Appendix B to this prospectus. The Surrender Charge is level for up to five years, and then declines by equal amounts each month until it is zero at the beginning of year 11. For increases in Basic Coverage, the Surrender Charge will be determined in the same way. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. (See "Surrender Charge," Page .)

      Withdrawal Charge. If you make a withdrawal from your policy, we assess a withdrawal charge equal to the lesser of 2% of the amount withdrawn or $25. (See "Withdrawal Charge," Page .)

      Monthly Deductions. On the date of issue and each month thereafter, we will deduct from a policy's Accumulated Value an amount equal to the sum of the monthly Cost of Insurance Charge, Variable Account Charge, Monthly Administrative Charge, and a charge for any additional benefits added by rider.

            Cost of Insurance Charge. The monthly Cost of Insurance Charge will be determined by multiplying the Net Amount at Risk (that is, the amount by which the death benefit (before adjustment for policy loans and unpaid monthly deductions) exceeds Accumulated Value) by the cost of insurance rate(s) that apply to the two insured people. These rates depend upon:

      -     the ages of the insured persons when the coverage was issued

      -     the sexes of the insured persons

      -     the rate classes of the insured persons

      -     the time the coverage has been in force

      -     whether the coverage is Basic Coverage or Additional Coverage, and

      -     on our expectations as to future mortality experience.

      However, these cost of insurance rates will not exceed the guaranteed maximum cost of insurance rates set forth in your policy based on the insured peoples' ages when the coverage was issued, sexes, Rate Class, the time the coverage has been in force, whether the coverage is Basic Coverage or Additional Coverage, and the "1980 Commissioners Standard Ordinary Mortality Table." (See "Cost of Insurance Charge," Page ___.).

            Variable Account Charge. The Variable Account Charge is a percentage of the Accumulated Value in the Variable Account, and is not assessed on Accumulated Value in the Fixed Account. The schedule of percentages that apply to policies of various sizes and at different times are shown in the chart provided above. We may raise applicable Variable Account Charge percentages to annual amounts up to 0.90%. (See "Variable Account
      Charge," page ).

            Monthly Administrative Charge. The Monthly Administrative Charge during the first 10 years is $15.00 plus $0.08 per $1000 of Basic Coverage. This charge is increased by $0.005 per $1000 of Basic Coverage for each insured person who is a smoker, and is reduced if the Joint Age of the insured people is 38 or less. After 10 years, we currently intend to assess a reduced Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage, but we may increase the Monthly Administrative Charge after the tenth year to an amount not to exceed $15 plus $0.08 per $1000 of Basic Coverage, plus $0.005 for each smoker. The per $1000 of Basic Coverage portion of the Monthly Administrative Charge will also apply to the increase in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 of Basic Coverage portion of the Monthly Administrative Charge will not be reduced for decreases in Basic Coverage. (See "Monthly Administrative Charge," Page ___.)

      Transfer Charge. You may transfer value among the subaccounts on any business day, without charge. We have no current intent to impose a transfer charge in the foreseeable future; however, we may impose in the future a charge of $25 for each transfer in excess of twelve transfers in any one year. (See "Transfer Charge," Page ___.)

      Projection Report Charge. If you request a projection report, we may impose a charge. (See "Projection Report Charge," Page __.)

      Other Charges. Shares of the Portfolios are purchased by the subaccounts at net asset value, which reflects management fees and expenses deducted from the assets of the Portfolios. These management fees and expenses are shown above under "Annual Charges of Underlying Funds".

LOAN PRIVILEGE

      After a year, you may borrow against your policy. The maximum amount of all loans is the Cash Surrender Value less three times the most recent monthly deduction. Policy loans may be taken, or repayments made, on any business day.

      Policy loans will bear interest at a fixed rate of 6% per year. Interest is added to the loan balance at the end of each policy year. You may repay policy loans at any time and in any amount. When the death benefit becomes payable or the policy is surrendered, we will deduct policy loans and accrued interest from the proceeds otherwise payable.

      When you take a policy loan, we will hold Accumulated Value in the fixed account as collateral for the policy loan. We credit interest on amounts held in the fixed account as collateral for policy loans at rates we declare prior to each calendar year. This rate will be at least 4%.

      We currently intend to make preferred loans available starting after a policy is 10 years old. We plan to charge an interest rate of 4.25% per annum on preferred loans, and credit interest on collateral for preferred loans at 4.0% per annum. We are not obligated to make preferred loans available at any time. (See "Loan Privileges," Page ___.)

      Loans may cause a policy to lapse, depending on investment performance and the amount of the loan. If a policy is not a Modified Endowment Contract, lapse with policy loans outstanding may result in adverse tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

WITHDRAWAL OF CASH SURRENDER VALUE

      After a year, you may request a withdrawal of Cash Surrender Value. Withdrawals must be at least $500, and cannot be more than the Cash Surrender Value minus three times the most recent monthly deduction. We will take the withdrawal amount from the subaccounts based on your instructions. If you do not provide instructions, we will take the withdrawal from the subaccount in proportion to the values in the subaccounts. If the values in the subaccounts will not allow us to carry out your instructions, we will not process the withdrawal until you provide further instructions. You may not allocate withdrawals to the fixed account until all the value in the variable account has been exhausted. (See "Withdrawal of Cash Surrender Value," Page ___.)

SURRENDER OF THE POLICY

      You may surrender the Policy at any time and receive the Cash Surrender Value, if any. The Cash Surrender Value will equal the Accumulated Value less any policy loan with accrued interest and any Surrender Charge. (See "Surrender Privilege," Page ___.)

AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

    We currently offer, at no charge to you, two automated fund management programs, Dollar Cost Averaging and Portfolio Rebalancing. For a description of these features, see "Available Automated Fund Management Features," Page ___.

OPTIONAL BENEFITS

      Several optional benefits are available in connection with the policies. They are:

      -     the Guaranteed Death Benefit Rider

      -     the Additional Protection Benefit Rider

      -     the Policy Split Option

      -     the Estate Preservation Rider

      -     the Term Rider

      -     the Continuing Coverage Rider

      -     the Enhanced Death Benefit Rider, and

      -     the Automatic Increase Rider.

Not all optional benefits are available in all states. See "Optional Benefits", on page .

TAX TREATMENT

      Life insurance contracts receive tax-favored treatment under current federal income tax law. Assuming that your Policy qualifies as a life insurance contract for federal income tax purposes, you should not be taxed on any increase in Cash Surrender Value while your policy remains in force. Also, your Beneficiary generally should not be taxed on death benefit proceeds. (See "Tax Status of the Policy," Page ___.)

      A policy may be treated as a "Modified Endowment Contract" in some situations. If your policy is a Modified Endowment Contract, then certain pre-death distributions, including policy loans, will be treated first as a distribution of taxable income and then as a return of basis or investment in the contract. In addition, prior to age 59-1/2 any such distributions generally will be subject to a 10% penalty tax. (For further discussion on the circumstances under which a Policy will be treated as a Modified Endowment Contract, See "Tax Treatment of Policy Benefits," Page ___.)

      If your policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of basis or investment in the contract, and then as disbursing taxable income. Loans will not be treated as distributions. Neither distributions nor loans from a policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. (See "Distributions from Policies Not Classified as Modified Endowment Contracts," Page ___.)

      Generally, the proceeds of a policy are includible in the gross estate of an insured person if that person possesses any "incidents of ownership" over the policy at death. "Incidents of ownership" generally includes the right to receive economic benefits of the policy as defined in Section 2042 of the Code and applicable Treasury regulations. If an insured person never held incidents of ownership over the policy, or irrevocably transferred all interests in the policy to a third party, such as an irrevocable life insurance trust) more than three years before death, the proceeds should be excluded from his or her gross estate.

OTHER POLICIES

      We offer other variable life insurance policies which also invest in the same portfolios of the funds. These policies may have different charges that could affect the value of the subaccounts and may offer different benefits more suitable to your needs. To obtain more information about these policies, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

ILLUSTRATIONS

      Illustrations of how investment performance of the subaccounts may cause the death benefit, the Accumulated Value and the Cash Surrender Value to vary are included in Appendix A commencing on Page A-1.

      These illustrations of hypothetical values may help you to understand the long-term effects of different levels of investment performance, of charges and deductions, of electing one or the other death benefit option, and generally comparing and contrasting this Policy to other life insurance policies. Nonetheless, the illustrations are based on hypothetical investment rates of return. THEY ARE NOT GUARANTEED. Illustrations are not a representation of past or future performance. Actual rates of return may be more or less than those reflected in the illustrations and, therefore, actual values will differ from those illustrated.

QUESTIONS

      If you have questions, you may write or call us at National Life Drive, Montpelier, Vermont 05604, (800) 537-7003.

NATIONAL LIFE INSURANCE COMPANY, THE VARIABLE ACCOUNT, AND THE FUNDS


NATIONAL LIFE INSURANCE COMPANY


      National Life Insurance Company ("National Life", or "we") is authorized to transact life insurance and annuity business in Vermont and in 50 other jurisdictions. National Life was originally chartered as a mutual life insurance company in 1848 under Vermont law. It is now a stock life insurance company. All of its outstanding stock is indirectly owned by National Life Holding Company, a mutual insurance holding company established under Vermont law on January 1, 1999. All policyholders of National Life, including all the Owners of the Contracts, are voting members of National Life Holding Company. National Life assumes all insurance risks under the Policy and its assets support the Policy's benefits. On December 31, 1999, National Life's consolidated assets were over $9.4 billion. (See "Financial Statements," Page F-1.)


THE VARIABLE ACCOUNT

      We established the Variable Account on February 1, 1985 under Vermont law. It is a separate investment account to which we allocate assets to support the benefits payable under the Policies, other variable life insurance policies we currently issue, and other variable life insurance policies we may issue in the future. You may choose among all the Subaccounts of the Variable Account available under the Policies; however, we may limit the number of different Subaccounts, other than the Money Market Subaccount, used in any Policy over its entire life to 16.

      The Variable Account's assets are the property of National Life. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies (and other policies) supported by the Variable Account will not be exposed to liabilities arising out of any other business that we may conduct. The portion of the Variable Account's assets equal to the reserves and other liabilities under the Policies may, however, be exposed to liabilities arising from other subaccounts of the Variable Account that fund other variable life insurance policies. The Variable Account may also include amounts derived from expenses we have charged to the Policies (and the other policies) which we currently hold in the Variable Account. The Variable Account also may in the future include amounts held to support other variable life insurance policies we may issue. From time to time we may move these additional amounts to the Fixed Account.

      The Variable Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust type of investment company. This registration does not involve any supervision of the management or investment practices or policies of the Variable Account by the SEC. The Variable Account meets the definition of a "separate account" under federal securities laws.

THE MARKET STREET FUND

      The Growth, Sentinel Growth, Aggressive Growth, Bond, Managed, International, and Money Market Subaccounts of the Variable Account invest in shares of The Market Street Fund, Inc., a "series" type of mutual fund which is registered with the SEC under the 1940 Act as a diversified open-end management investment company. Each series of Market Street Fund shares represents an interest in a separate portfolio within the Fund. They are purchased and redeemed by the corresponding Subaccounts of the Variable Account. The Market Street Fund sells and redeems its shares at net asset value without a sales charge.

      The investment objectives of the Market Street Fund's Portfolios you may choose for your Policy are set forth below. The investment experience of each of the Subaccounts of the Variable Account depends on the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

      The Growth Portfolio. The Growth Portfolio seeks intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective. This Portfolio pursues its objectives by investing primarily in common stocks of companies believed to offer above-average growth potential over both the intermediate and the long term.

      The Sentinel Growth Portfolio. The Sentinel Growth Portfolio seeks long-term growth of capital through equity participation in companies having growth potential believed by its investment adviser to be more favorable than the U.S. economy as a whole, with a focus on relatively well-established companies.

      The Aggressive Growth Portfolio. The Aggressive Growth Portfolio seeks to achieve a high level of long-term capital appreciation by investing in securities of a diverse group of smaller emerging companies.

      The Bond Portfolio. The Bond Portfolio seeks to generate a high level of current income consistent with prudent investment risk by investing in a diversified portfolio of marketable debt securities.

      The Managed Portfolio. The Managed Portfolio seeks to realize as high a level of long-term total rate of return as is consistent with prudent investment risk by investing in stocks, bonds, money market instruments or a combination thereof.

      The International Portfolio. The International Portfolio seeks long-term growth of capital principally through investments in a diversified portfolio of marketable equity securities of established non-United States companies.

      The Money Market Portfolio. The Money Market Portfolio seeks to provide maximum current income consistent with capital preservation and liquidity by investing in high-quality money market instruments.

      Sentinel Advisors Company ("SAC") manages the Growth, Sentinel Growth, Aggressive Growth, Bond, Managed and Money Market Portfolios. SAC is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. SAC is a partnership whose partners are affiliates of National Life, Provident Mutual Life Insurance Company ("Provident Mutual"), and The Penn Mutual Life Insurance Company. National Life's affiliate is currently the managing partner of SAC and is entitled to the majority share of SAC's profit or loss. The International Portfolio is advised by Providentmutual Investment Management Company ("PIMC"), which is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. PIMC has employed The Boston Company Asset Management, Inc. to provide investment advisory services to the International Portfolio.

      A full description of the Market Street Fund, its investment objectives and policies, its risks, expenses, and other aspects of its operation is contained in the attached Prospectus for the Market Street Fund, which you should read together with this Prospectus.

AMERICAN CENTURY VARIABLE PORTFOLIOS, INC.

      The Variable Account has one Subaccount which invests exclusively in shares of the VP Value fund, and one Subaccount which invests exclusively in shares of VP Income & Growth fund. Each is a series of American Century Variable Portfolios, Inc. American Century Variable Portfolios, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Funds of American Century Variable Portfolios, Inc. in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.

      VP Value. To seek long-term capital growth. Income is a secondary objective. The fund will seek to achieve its investment objective by investing in securities that management believes to be undervalued at the time of purchase.

      VP Income & Growth. To seek dividend growth, current income and capital appreciation. The fund will seek to achieve its investment objective by investing in common stocks.

The VP Value fund and the VP Income & Growth fund of the American Century Variable Portfolios, Inc. are managed by American Century Investment Management, Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for VP Value and VP Income & Growth.

VARIABLE INSURANCE PRODUCTS FUND AND VARIABLE INSURANCE PRODUCTS FUND II

      The Variable Account has two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund (the "VIP Fund") and two Subaccounts which invest exclusively in shares of Portfolios of the Variable Insurance Products Fund II ("VIP Fund II"). Like the Market Street Fund, the VIP Fund and the VIP II Fund are "series" type mutual funds registered with the SEC as diversified open-end management investment companies issuing a number of series. Shares of these Portfolios are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the Portfolios of the VIP Fund and the VIP Fund II in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the corresponding Portfolio. There is no assurance that any Portfolio will achieve its stated objective.

      The Growth and High Income Portfolios of the VIP Fund and the Index 500 and Contrafund Portfolios of the VIP Fund II are managed by Fidelity Management & Research Company ("FMR"). Bankers Trust Company currently serves as sub-advisor to the Index 500 Portfolio. A full description of the VIP Fund and VIP Fund II, the investment objectives and policies of the Portfolios, the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the VIP Fund and VIP Fund II.

      Growth Portfolio. This Portfolio seeks capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential.

      High Income Portfolio. This Portfolio seeks a high level of current income while also considering growth of capital. FMR normally invests at least 65% of the Portfolio's total assets in income producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities. The risks of investing in these high-yielding, high-risk securities is described in the attached Prospectus for the VIP Fund, which should be read carefully before investing.

      Index 500 Portfolio. This Portfolio seeks investment results that correspond to the total return of the common stocks publicly traded in the United States, as represented by the S&P 500. Bankers Trust Company normally invests at least 80% of the Portfolio's assets in common stocks included in the S&P 500.

      Contrafund Portfolio. This Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public.

GOLDMAN SACHS VARIABLE INSURANCE TRUST

      The Variable Account has four Subaccounts which invest exclusively in shares of the following four Funds of Goldman Sachs Variable Insurance Trust:

-the International Equity Fund

-the Global Income Fund

-the CORE Small Cap Equity Fund, and

-the Mid Cap Value Fund.


         Goldman Sachs Variable Insurance Trust ("Goldman Sachs VIT") is registered with the SEC as an open-end management investment company that offers shares in ten investment mutual funds ("Funds"). Each Fund, except the Global Income Fund, is a diversified investment company. Goldman Sachs Asset Management acts as investment adviser for the Goldman Sachs VIT CORESM Small Cap Equity and Mid Cap Value*Funds. Goldman Sachs Asset Management International acts as investment adviser for the Goldman Sachs VIT International Equity and Global Income Funds.



         Goldman Sachs VIT International Equity Fund. Seeks long-term capital appreciation. The Fund pursues its objectives by managing investments in equity securities of companies that are organized outside the U.S. or whose securities are principally traded outside the United States. The Fund intends to invest in companies with public stock market capitalizations that are larger than $1 billion at the time of investment.



         Goldman Sachs VIT Global Income Fund. Seeks a high-total return, emphasizing current income and, to a lesser extent, providing opportunities for capital appreciation. The Fund invests primarily in a portfolio of high quality fixed-income securities of U.S. and foreign issuers and enters into transactions in foreign currencies.



         Goldman Sachs VIT CORE Small Cap Equity Fund. Seeks long-term growth of capital. The Fund pursues its investment objective by investing in a broadly diversified portfolio of equity securities of U.S. issuers which are included in the Russell 2000 Index at the time of investment.



         Goldman Sachs VIT Mid Cap Value Fund. Seeks long-term capital appreciation primarily through investments in mid-capitalization U. S. stocks that are believed to be undervalued or undiscovered by the marketplace. The Fund invests, under normal circumstances, in equity securities of companies with public stock market capitalizations within the range of the market capitalization of companies constituting the Russell Midcap Index at the time of investment (currently between $300 million and $15 billion).



CORE(SM) is a service mark of Goldman, Sachs & Co.
Formerly Mid-Cap Equity

J.P. MORGAN SERIES TRUST II

      The Variable Account has one Subaccount which invests exclusively in shares of the J.P. Morgan International Opportunities Portfolio, and one Subaccount which invests exclusively in shares of J.P. Morgan Small Company Portfolio. Each of these Portfolios is a series of J.P. Morgan Series Trust II. J.P. Morgan Series Trust II is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.

      The investment objectives of the J.P. Morgan Series Trust II Portfolios in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.

      J.P. Morgan International Opportunities Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of foreign corporations. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the U.S. As an international investment, the Portfolio is subject to foreign market, political, and currency risks.

      J.P. Morgan Small Company Portfolio. Seeks to provide a high total return from a portfolio comprised of equity securities of small companies. The Portfolio invests at least 65% of the value of its total assets in the common stock of small U.S. companies primarily with market capitalizations of less than $1 billion. The Portfolio is designed for investors who are willing to assume the somewhat higher risk of investing in small companies in order to seek a higher return over time than might be expected from a portfolio of large companies.

The J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio of the J.P. Morgan Series Trust II are managed by J.P. Morgan Investment Management Inc. A full description of these Funds, their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the J.P. Morgan International Opportunities Portfolio and the J.P. Morgan Small Company Portfolio.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

      The Variable Account has one Subaccount which invests exclusively in shares of the Partners Portfolio, a series of Neuberger Berman Advisers Management Trust. Neuberger Berman Advisers Management Trust ("AMT") is registered with the SEC as a diversified open-end management investment company. AMT has nine separate series, which are called Portfolios. Shares of each portfolio represent an interest in that Portfolio.

      The investment objectives of the Partners Portfolio are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that the Fund will achieve its stated objective.

      Partners Portfolio. To seek growth of capital. This Portfolio invests mainly in common stock of mid-to large-capitalization companies. Its investment co-managers seek securities believed to be undervalued based on fundamentals such as low price-to-earnings ratios, consistent cash flows, and the company's track record through all points of the market cycle. The Portfolio generally considers selling a stock when it reaches the managers' target price, when it fails to perform as expected, or when other opportunities appear more attractive. The Portfolio has the ability to change its goal without shareholder approval, although it does not currently intend to do so.

      The Partners Portfolio of Neuberger Berman Advisers Management Trust is managed by Neuberger Berman Management Inc. Neuberger Berman, LLC is the sub-adviser. A full description of this Fund, its investment objectives and policies, and the risks, expenses and other aspects of its operation is contained in the attached Prospectus for the Partners Portfolio of Neuberger Berman Advisers Management Trust.

STRONG VARIABLE INSURANCE FUNDS, INC. AND STRONG OPPORTUNITY FUND II, INC.


      The Variable Account has one Subaccount which invests exclusively in shares of the Mid Cap Growth Fund II, a series of Strong Variable Insurance Funds, Inc., and one Subaccount which invests exclusively in shares of Strong Opportunity Fund II, Inc. Strong Variable Insurance Funds, Inc. is a "series" type mutual fund registered with the SEC as a diversified open-end management investment company issuing a number of series or classes of shares, and Strong Opportunity Fund II is a single series mutual fund also registered with the SEC as a diversified open-end management investment company. Shares of these Funds are purchased and redeemed by the Variable Account at net asset value without a sales charge.


      The investment objectives of the Strong Funds in which the Subaccounts invest are set forth below. The investment experience of each Subaccount depends upon the investment performance of the underlying Fund. There is no assurance that either Fund will achieve its stated objective.


      Mid Cap Growth Fund II. This Fund seeks capital growth. It invests primarily in equity securities that the advisor believes have above-average growth prospects.


      Strong Opportunity Fund II, Inc. This Fund seeks capital appreciation through investments in a diversified portfolio of equity securities.


      The Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. are managed by Strong Capital Management, Inc. A full description of the Mid Cap Growth Fund II series of Strong Variable Insurance Funds, Inc., and Strong Opportunity Fund, Inc. their investment objectives and policies, and the risks, expenses and other aspects of their operation is contained in the attached Prospectuses for the Mid Cap Growth Fund II and Strong Opportunity Fund II, Inc.



PLANNED SUBSTITUTION



      Before the end of 2000, we anticipate substituting shares of new portfolios for all seven of the Market Street portfolios and all four of the Goldman Sachs Variable Insurance Trust portfolios. We discuss certain information about the proposed substitutions below. You should know, however, that we cannot proceed with the proposed substitutions until we receive certain regulatory approvals, and that the details of the substitutions, including the portfolios offered, may change. We will notify you of the final details, including the approximate date, at least 30 days in advance of the substitutions, and we will notify you once the substitutions have occurred. Before the substitutions, we will send you current prospectuses for the new fund options including the replacement portfolios.



      Below is a chart in which we list the portfolios affected by the proposed substitutions, the replacement portfolios' investment objectives, and the investment advisers for the replacement portfolios.



PORTFOLIOS AFFECTED BY THE SUBSTITUTIONS



------------------------------------------------------------------------------------------------------------------------
           CURRENT PORTFOLIO                      REPLACEMENT PORTFOLIO            REPLACEMENT PORTFOLIO'S INVESTMENT
                                                                                                ADVISER
------------------------------------------------------------------------------------------------------------------------
Market Street Growth Portfolio            Sentinel Variable Products Common       National Life Investment Management
                                          Stock Fund*                             Company, Inc.
------------------------------------------------------------------------------------------------------------------------
Market Street Sentinel Growth Portfolio   Sentinel Variable Products Mid Cap      National Life Investment Management
                                          Growth Fund*                            Company, Inc.
------------------------------------------------------------------------------------------------------------------------
Market Street Aggressive Growth           Sentinel Variable Products Small        National Life Investment Management
Portfolio                                 Company Fund*                           Company, Inc.
------------------------------------------------------------------------------------------------------------------------
Market Street Bond Portfolio              Fidelity VIP Investment Grade Bond      Fidelity Management & Research
                                          Portfolio                               Company
------------------------------------------------------------------------------------------------------------------------
Market Street Managed Portfolio           Neuberger Berman AMT Balanced           Neuberger Berman Management Inc.
                                          Portfolio
------------------------------------------------------------------------------------------------------------------------
Market Street International Portfolio     J.P. Morgan International               J.P. Morgan Investment Management,
                                          Opportunities Portfolio                 Inc.
------------------------------------------------------------------------------------------------------------------------
Market Street Money Market Portfolio      Sentinel Variable Products Money        National Life Investment Management
                                          Market Fund*                            Company, Inc.
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT International Equity    Fidelity VIP Overseas Portfolio         Fidelity Management & Research
Fund                                                                              Company
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Global Income Fund      Fidelity VIP Investment Grade Bond      Fidelity Management & Research
                                          Portfolio                               Company
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT CORE Small Cap Equity   J.P. Morgan Small Company Portfolio     J.P. Morgan Investment Management,
Fund                                                                              Inc.
------------------------------------------------------------------------------------------------------------------------
Goldman Sachs VIT Mid Cap Value Fund      American Century VP Value Portfolio     American Century Investment
                                                                                  Management, Inc.
------------------------------------------------------------------------------------------------------------------------



------------------------------
*A registration statement relating to these securities has been filed with the Securities and Exchange Commission but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. When you receive the effective prospectus for these securities from us, please read it carefully before you invest or allocate premiums.



ADDITIONAL FUNDS TO BE OFFERED IN THE FUTURE



      National Life anticipates that at the time of the substitution referred to in the previous paragraph, the following additional Funds or Portfolios, in addition to those which will be receiving assets in the substitution, will also be made available to owners of the Policies: Alger American Leveraged AllCap Fund, Dreyfus Socially Responsible Growth Fund, Inc., and INVESCO Variable Investment Funds, Inc. - VIF Dynamics Fund, VIF Technology Fund, and VIF Health Sciences Fund.


OTHER INFORMATION


      Contractual Arrangements. We have entered into or may enter into agreements with Funds pursuant to which the advisor or distributor pays us a fee based upon an annual percentage of the average net asset amount we invest on behalf of the Variable Account and our other separate accounts. These percentages may differ, and we may be paid a greater percentage by some investment advisors or distributors than other advisors or distributors. These agreements reflect administrative services provided by National Life. National Life receives compensation from the adviser or distributor of the Funds in connection with administration, distribution, or other services provided with respect to the Fund and its availability through the Policy. The amount of this compensation with respect to the Policy during 1999, which is based upon the indicated percentages of assets of each Fund attributable to the Policy, is shown below:



---------------------------------------------------------------------------------------------------------------------
                     Portfolios of the                            % of Assets       Revenues National Life Received
                                                                                              During 1999
---------------------------------------------------------------------------------------------------------------------
American Century Variable Portfolios, Inc.                             0.20%                     $187.26
---------------------------------------------------------------------------------------------------------------------
Goldman Sachs Variable Insurance Trust                                 0.20%                      401.56
---------------------------------------------------------------------------------------------------------------------
J.P. Morgan Series Trust II                                            0.20%                      186.59
---------------------------------------------------------------------------------------------------------------------
Neuberger Berman Advisers Management Trust                             0.15%                      142.46
---------------------------------------------------------------------------------------------------------------------
Strong VIF and Opportunity Fund II                                     0.20%                      144.99
---------------------------------------------------------------------------------------------------------------------



These arrangements may change from time to time, and may include more Funds in the future.


      Investment Results. The investment objectives and policies of certain Portfolios are similar to the investment objectives and policies of mutual fund portfolios other than the Portfolios that may be managed by the investment adviser or manager. The investment results of the Portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager.

      Resolving Material Conflicts. The participation agreements under which the Funds sell their shares to Subaccounts of the Variable Account contain varying termination provisions. In general, each party may terminate at its option with specified advance written notice, and may also terminate in the event of specific regulatory or business developments.

      Should an agreement between National Life and a Fund terminate, the Subaccounts which invest in that Fund may not be able to purchase additional shares of such Fund. In that event, you will no longer be able to transfer Accumulated Values or allocate Net Premiums to Subaccounts investing in Portfolios of such Fund.

      Additionally, in certain circumstances, it is possible that a Fund or a Portfolio of a Fund may refuse to sell its shares to a Subaccount despite the fact that the participation agreement between the Fund and us has not been terminated. Should a Fund or Portfolio of such Fund decide not to sell its shares to us, we will not be able to honor your requests to allocate cash values or net premiums to Subaccounts investing in shares of that Fund or Portfolio.

      The Funds are available to registered separate accounts of insurance companies, other than National Life, offering variable annuity and variable life insurance policies. As a result, there is a possibility that a material conflict may arise between the interests of Owners with Accumulated Value allocated to the Variable Account and the owners of life insurance policies and variable annuities issued by such other companies whose values are allocated to one or more other separate accounts investing in any one of the Funds.

      In the event of a material conflict, we will take any necessary steps, including removing the Variable Account from that Fund, to resolve the matter. The Board of Directors or Trustees of the Funds intend to monitor events in order to identify any material conflicts that possibly may arise and to determine what action, if any, should be taken in response to those events or conflicts. See the individual Fund Prospectuses for more information.


      Net Investment Return of the Separate Account. The chart below is included to comply with Part 54, Section 54.9 of the Codes, Rules and Regulations of the State of New York. The chart shows the year-by-year net investment returns of the Subaccounts of the Separate Account since the inception of the Subaccounts through December 31, 1999. The inception date of all Subaccounts is May 4, 1998, the date that the Policies were first offered.



      The net investment returns reflect investment income and capital gains and losses less investment management fees and expenses and the maximum Variable Account Charge. The returns do not reflect the Cost of Insurance Charge, the Premium Expense Charge, the Monthly Administrative Charge, the charge for any optional benefits, or potential Surrender Charges which will significantly reduce the returns.



      Returns are not annualized for periods under one year.




STATEMENT OF NET INVESTMENT RETURNS



                                        Subaccount    1999       1998   1997   1996  1995   1994  1993   1992  1991   1990
                                        Effective
                                          Date
Market Street Fund, Inc.
     Money Market Portfolio             05/04/98      3.97%      2.55%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Bond Portfolio                     05/04/98     -4.17%      4.92%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Managed Portfolio                  05/04/98      0.00%      3.27%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Aggressive Growth Portfolio        05/04/98     14.88%     -4.64%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     International Portfolio            05/04/98     28.15%     -6.05%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Growth Portfolio                   05/04/98      2.04%      1.09%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Sentinel Growth Portfolio          05/04/98     37.57%      4.89%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

American Century Variable Portfolios,
  Inc.
     VP Value Portfolio                 05/04/98     -1.73%     -6.84%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     VP Income & Growth Portfolio       05/04/98     16.97%      8.23%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Fidelity: Variable Insurance Products
  Fund I
     Growth                             05/04/98     36.21%     19.38%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     High Income                        05/04/98      7.19%    -10.59%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Fidelity: Variable Insurance Products
  Fund II
     Index 500                          05/04/98     19.44%      9.70%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Contrafund                         05/04/98     23.15%     12.50%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Goldman Sachs Variable Insurance Trust
     International Equity Fund          05/04/98     30.67%     -1.65%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Global Income Fund                 05/04/98     -1.90%      5.63%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     CORE Small Cap Equity Fund         05/04/98     16.49%    -18.65%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Mid Cap Value Fund                 05/04/98     -1.83%    -15.26%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

J.P. Morgan Series Trust II
     International Opportunities
       Portfolio                        05/04/98     35.44%     -9.91%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A
     Small Company Portfolio            05/04/98     43.11%    -17.05%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Neuberger Berman Advisers Management
  Trust Partners Portfolio              05/04/98      6.41%     -7.54%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Strong Variable Insurance Funds, Inc.
     Mid Cap Growth Fund                05/04/98     88.19%     15.22%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A

Opportunity Fund II                     05/04/98     33.70%     -4.68%   N/A    N/A   N/A    N/A   N/A    N/A   N/A    N/A


THE FIXED ACCOUNT

      For information on the Fixed Account, see page .


                    DETAILED DESCRIPTION OF POLICY PROVISIONS

DEATH BENEFIT

      General. As long as the Policy remains in force, we will pay the Death Benefit of the Policy, after due proof of the death of both of the Insureds (and fulfillment of certain other requirements), to the named Beneficiary, unless the claim is contestable in accordance with the terms of the Policy. You may choose to have the proceeds paid in cash or under one of the available Settlement Options. (See "Payment of Policy Benefits," Page ___.) The Death Benefit payable will be the Unadjusted Death Benefit under the Death Benefit Option that is in effect, increased by any additional benefits, and decreased by any outstanding Policy loan and accrued interest and any unpaid Monthly Deductions. The Face Amount of a Policy, on which the Unadjusted Death Benefit is based, may be made up of either Basic Coverage or Additional Coverage. Additional Coverage is provided by the Additional Protection Benefit Rider.

      You must notify us as soon as reasonably possible of the death of each Insured. National Life may require proof of whether both Insureds are living two years from the Date of Issue. On the death of the first Insured to die we will require you to provide us with evidence of death and proof of age and, if the death is within two years from the Date of Issue, the cause of death.

      Death Benefit Options. The Policy provides two Death Benefit Options:
Option A and Option B. You select the Death Benefit Option in the application and may change it as described in "Change in Death Benefit Option," Page ___.

      Option A. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy and (b) the Accumulated Value, multiplied by the specified percentage shown in the table below:


      Attained Age   Percentage           Attained Age   Percentage
      of Younger     ----------           of Younger     ----------
      Insured                             Insured
      -------                             -------
      40 and under   250%                 75-90          105%
         45          215%                 91             104%
         50          185%                 92             103%
         55          150%                 93             102%
         60          130%                 94+            101%
         65          120%
         70          115%

For Attained Ages of the younger Insured not shown, the percentages will decrease by a ratable portion of each full year.

      Illustration of Option A -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

      Under Option A, a Policy with a Face Amount of $200,000 will generally have an Unadjusted Death Benefit of $200,000. Assuming the specified percentage for a particular Policy for a particular Attained Age of the younger Insured is 250%, then, because the Unadjusted Death Benefit must be equal to or greater than 2.50 times the Accumulated Value, any time the Accumulated Value exceeds $80,000 the Unadjusted Death Benefit will exceed the Face Amount. Each additional dollar added to the Accumulated Value will increase the Unadjusted Death Benefit by $2.50. Thus, an Accumulated Value of $90,000 for this Policy at this Attained Age for the younger Insured will result in an Unadjusted Death Benefit of $225,000 (2.50 x $90,000), and an Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000). Similarly, any time the Accumulated Value exceeds $80,000, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount, the Unadjusted Death Benefit will be the Face Amount of the Policy.

      Option B. The Unadjusted Death Benefit is equal to the greater of (a) the Face Amount of the Policy plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage shown in the table above.

      Illustration of Option B -- For purposes of this illustration, assume that the younger Insured is under Attained Age 40 and there is no Policy loan outstanding.

      Under Option B, a Policy with a Face Amount of $200,000 will generally pay an Unadjusted Death Benefit of $200,000 plus the Accumulated Value. Thus, for example, a Policy with a $50,000 Accumulated Value will have an Unadjusted Death Benefit of $250,000 ($200,000 plus $50,000). Since the specified percentage is 250%, the Unadjusted Death Benefit will be at least 2.50 times the Accumulated Value. As a result, if the Accumulated Value exceeds $133,333, the Unadjusted Death Benefit will be greater than the Face Amount plus the Accumulated Value. Each additional dollar added to the Accumulated Value above $133,333 will increase the Unadjusted Death Benefit by $2.50. An Accumulated Value of $150,000 will result in an Unadjusted Death Benefit of $375,000 (2.50 x $150,000), and an Accumulated Value of $200,000 will yield an Unadjusted Death Benefit of $500,000 (2.50 x $200,000). Similarly, any time the Accumulated Value exceeds $133,333, each dollar taken out of the Accumulated Value will reduce the Unadjusted Death Benefit by $2.50. If at any time, however, the Accumulated Value multiplied by the specified percentage is less than the Face Amount plus the Accumulated Value, the Unadjusted Death Benefit will be the Face Amount plus the Accumulated Value.

      At Attained Age 100 of the younger of the two Insureds (even if the younger of the two Insureds is not then living), Option B automatically becomes Option A.

      Which Death Benefit Option to Choose. If you prefer to have premium payments and favorable investment performance reflected partly in the form of an increasing Death Benefit, you should choose Option B. If you are satisfied with the amount of the Insureds' existing insurance coverages and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Accumulated Value, you should choose Option A.

      Change in Death Benefit Option. After the first Policy Year, you may change the Death Benefit Option by sending us a written request. There is no charge to change the Death Benefit Option. The effective date of a change will be the Monthly Policy Date on or next following the date we receive the written request. Only one change in Death Benefit Option is permitted in any one Policy Year.

      On the effective date of a change in Death Benefit Option, the Face Amount is adjusted so that there will be no change in the Death Benefit or the Net Amount at Risk. In the case of a change from Option B to Option A, the Face Amount must be increased by the Accumulated Value. In the case of a change from Option A to Option B, the Face Amount must be decreased by the Accumulated Value. The change from Option A to Option B will not be allowed if it would reduce the Face Amount to less than the Minimum Face Amount.

      On the effective date of the change, the Death Benefit, Accumulated Value and Net Amount at Risk (and therefore the Cost of Insurance Charges) are unchanged. However, after the effective date of the change, the pattern of future Death Benefits, Accumulated Value, Net Amount at Risk and Cost of Insurance Charges will be different than if the change had not been made. In determining whether a change is appropriate for you, the considerations described in "Which Death Benefit Option to Choose" above will apply.

      If a change in the Death Benefit Option would result in cumulative premiums exceeding the maximum premium limitations under the Code for life insurance, we will not effect the change.

      A change in the Death Benefit Option may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

      How the Death Benefit May Vary. The amount of the Death Benefit may vary with the Accumulated Value. The Death Benefit under Option A will vary with the Accumulated Value whenever the specified percentage of Accumulated Value exceeds the Face Amount of the Policy. The Death Benefit under Option B will always vary with the Accumulated Value because the Unadjusted Death Benefit equals the greater of (a) the Face Amount plus the Accumulated Value and (b) the Accumulated Value multiplied by the specified percentage.


ABILITY TO ADJUST FACE AMOUNT

      You may, at any time after the first Policy Year, increase or decrease the Policy's Face Amount by submitting a written application to us. There are some limits on your ability to effect increases or decreases, which are discussed below. The effective date of an increase will be the Monthly Policy Date on or next following our approval of your request. The effective date of a decrease is the Monthly Policy Date on or next following the date that we receive the written request. An increase or decrease in Face Amount may have federal tax consequences. (See "Tax Treatment Of Policy Benefits," Page ___.) The effect of changes in Face Amount on Policy charges, as well as other considerations, are described below.

      Increase. A request for an increase in Face Amount may not be for less than $50,000, or such lesser amount required in a particular state. You may not increase the Face Amount after the older of the two Insureds' Attained Age 90 or if the Joint Age is greater than 90. To obtain the increase, you must submit an application for the increase and provide evidence satisfactory to us of both Insureds' insurability. The increase may be either an addition of Basic Coverage or Additional Coverage. An increase in Basic Coverage will result in increased Surrender Charges. An increase in Basic Coverage will also begin a new ten year period for purposes of applying the Monthly Administrative Charge to the new amount of Basic Coverage. If an increase in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may be reduced as a result of the increase. In the event that an increase simultaneously adds both Basic Coverage and Additional Coverage, the Basic Coverage is assumed to have been added first.

      On the effective date of an increase, and taking the increase into account, the Cash Surrender Value must be at least equal to the Monthly Deductions then due, plus the Surrender Charge associated with the increase, in the case of an increase in Basic Coverage. If the Cash Surrender Value is not sufficient, the increase will not take effect until you pay a sufficient additional premium to increase the Cash Surrender Value.

      An increase in the Face Amount will generally affect the total Net Amount at Risk. This will normally increase the monthly Cost of Insurance Charges. In addition, the Insureds may be in different Rate Classes as to the increase in insurance coverage. An increase in premium payment or frequency may be appropriate after an increase in Face Amount. (See "Cost of Insurance Charge," Page ___.)

      After an increase, part of the Net Amount at Risk will be attributable to the initial coverage under the Policy and part will be attributable to the increase. For purposes of allocating Accumulated Value to each coverage to determine the Net Amount at Risk and Cost of Insurance Charge by coverage segment, the Accumulated Value is first considered part of the initial segment. If the Accumulated Value exceeds the initial segment's Face Amount, then it is allocated to increases in Face Amount in the order that such increases took effect.

      Decrease. The Face Amount after a decrease cannot be less than 75% of the largest Face Amount in force at any time in the twelve months immediately preceding our receipt of your request for a decrease. The Basic Coverage after any decrease may not be less than the Minimum Basic Coverage Amount, which is currently $100,000. If a decrease in the Face Amount could result in cumulative premiums exceeding the maximum premium limitations applicable for life insurance under the Code, we will not allow the decrease.

      A decrease in the Face Amount generally will decrease the total Net Amount at Risk, which will decrease your monthly Cost of Insurance Charges. If a decrease in Basic Coverage would move the Policy into a new size band for purposes of the Variable Account Charge, the Variable Account Charge percentage rate may increase as a result of the decrease.

      For purposes of calculating the Monthly Deductions, any decrease in the Face Amount will reduce the Face Amount in the following order:

      (a) first, the increase in Face Amount provided by the most recent increase;

      (b) then, the next most recent increases, in inverse chronological order; and finally

      (c) the Initial Face Amount.

      If an increase involved the simultaneous addition of Basic Coverage, Additional Coverage and Face Amount added through the operation of the Automatic Increase Rider, a decrease in the Face Amount will reduce automatic increase first, the Additional Coverage second, and then the Basic Coverage.


HOW THE DURATION OF THE POLICY MAY VARY

      Your Policy will remain in force as long as the Cash Surrender Value of the Policy is sufficient to pay the Monthly Deductions and the charges under the Policy. When the Cash Surrender Value is insufficient to pay the charges and the Grace Period expires without an adequate premium payment by you, the Policy will lapse and terminate without value. However, during the first five Policy Years the Policy will not lapse, if you have paid the Cumulative Minimum Monthly Premium. You will have certain rights to reinstate your Policy, if it should lapse. (See "Reinstatement," Page ___.)

      In addition, an optional Guaranteed Death Benefit Rider is available. This Rider will guarantee that the Policy will not lapse prior to, at your option, the end of the year that the younger Insured attains age 80, or for the entire lifetimes of the two Insureds, regardless of investment performance, if you have paid the Cumulative Guarantee Premium as of each Monthly Policy Date.

ACCUMULATED VALUE

      The Accumulated Value is the total amount of value held under the Policy at any time. It is equal to the sum of the Policy's values in the Variable Account and the Fixed Account. The Accumulated Value minus any applicable Surrender Charge, and minus any outstanding Policy loans and accrued interest, is equal to the Cash Surrender Value. There is no guaranteed minimum for the portion of the Accumulated Value in any of the Subaccounts of the Variable Account. Because the Accumulated Value on any future date depends upon a number of variables, it cannot be predetermined.

      The Accumulated Value and Cash Surrender Value will reflect:

      -     the Net Premiums you pay

      -     the investment performance of the Portfolios you have chosen

      - the crediting of interest on non-loaned Accumulated Value in the Fixed Account and amounts held as Collateral in the Fixed Account

      -     transfers

      -     Withdrawals

      -     Loans

      -     Loan interest charged

      -     loan repayments, and

      -     charges assessed on the Policy.

      Determination of Number of Units for the Variable Account. Amounts allocated, transferred or added to a Subaccount of the Variable Account under a Policy are used to purchase units of that Subaccount; units are redeemed when amounts are deducted, transferred or withdrawn. The number of units a Policy has in a Subaccount equals the number of units purchased minus the number of units redeemed up to such time. For each Subaccount, the number of units purchased or redeemed in connection with a particular transaction is determined by dividing the dollar amount by the unit value.

      Determination of Unit Value. The unit value of a Subaccount is equal to the unit value on the immediately preceding Valuation Day multiplied by the Net Investment Factor for that Subaccount on that Valuation Day.

      Net Investment Factor. Each Subaccount of the Variable Account has its own Net Investment Factor on each Valuation Day. The Net Investment Factor measures the daily investment performance of the Subaccount. The factor will increase or decrease, as appropriate, to reflect net investment income and capital gains or losses, realized and unrealized, for the securities of the underlying Portfolio.

      Calculation of Accumulated Value. The Accumulated Value is determined first on the Date of Issue and thereafter on each Valuation Day. On the Date of Issue, the Accumulated Value will be the Net Premiums received, plus any earnings prior to the Date of Issue, less any Monthly Deductions due on the Date of Issue. On each Valuation Day after the Date of Issue, the Accumulated Value will be:

      (1) The aggregate of the values attributable to the Policy in the Variable Account, determined by multiplying the number of units the Policy has in each Subaccount of the Variable Account by such Subaccount's unit value on that date; plus

      (2) The value attributable to the Policy in the Fixed Account (See "The Fixed Account," Page ___.)

PAYMENT AND ALLOCATION OF PREMIUMS

      Issuance of a Policy. To purchase a Policy, you must apply to us through a licensed National Life agent who is also a registered representative of Equity Services, Inc. ("ESI") or a broker/dealer having a Selling Agreement with ESI. If you do not pay the Minimum Initial Premium with your written application, it must be paid when the Policy is delivered. If the premium paid is less than the Minimum Initial Premium, the balance of the Minimum Initial Premium must be received within five days, or all premiums will be refunded. The minimum amount of Basic Coverage of a Policy under our rules is $100,000.

      We may revise our rules from time to time to specify a different minimum amount of Basic Coverage for subsequently issued Policies. A Policy will be issued only on two Insureds each of whom has an Issue Age from 0 to 90 and whose Joint Age is less than or equal to 90, and who provide us with satisfactory evidence of insurability. Acceptance is subject to our underwriting rules. We may reject an application for any reason permitted by law. (See "Cost of Insurance Rate", Page , and "Distribution of Policies," Page ___.)

      From the time your application is signed until the time the Policy is issued, you can, subject to our underwriting rules, obtain temporary survivorship insurance protection, pending issuance of the Policy, if you are able to answer "no" with respect to both Insureds to the Health Questions of the Receipt & Temporary Life Insurance Agreement and submitting (a) a complete Application including any medical questionnaire required, and (b) payment of the Minimum Initial Premium.

      The amount of coverage under the Receipt & Temporary Life Insurance Agreement is the lesser of the Face Amount applied for or $1,000,000 ($100,000 in the case that the younger of the two proposed Insureds is age 70 or over). Coverage under the agreement will end on the earliest of

(a) the 90th day from the date of the agreement;

(b) the date that insurance takes effect under the Policy;

(c) the date a policy, other than as applied for, is offered to you;

(d) three days from the date we mail a notice of termination of coverage;

(e) the time you first learn that we have terminated the temporary life insurance; or

(f) the time you withdraw the application for life insurance.

      We offer a one time credit to Home Office employees who purchase a Policy, as both Owner and one of the two Insureds. This one time credit will be 50% of the Target Premium on the Policy. The amount of the credit will be added to the initial premium payment you submit. Thus, the credit will be included in premium payments for purposes of calculating and deducting the Premium Tax Charge. If the Policy is surrendered, we will not recapture the credit. The amount of the credit will not be included for purposes of calculating agent compensation for the sale of the Policy.

      Amount and Timing of Premiums. Each premium payment must be at least $100. You have considerable flexibility in determining the amount and frequency of premium payments, within the limits discussed below.

      You may at the time of application select a Planned Periodic Premium schedule, based on a periodic billing mode of annual, semi-annual, or quarterly payments. You may request us to send a premium reminder notice at the specified interval. You may change the Planned Periodic Premium frequency and amount. Also, under an Automatic Payment Plan, you can select a monthly payment schedule under which premium payments will be automatically deducted from a bank account or other source, rather than being "billed." We may allow, in certain situations, Automatic Payment Plan or groups billing payments of less than $100. We may require that Automatic Payment Plans be set up for at least the Minimum Monthly Premium.

      You are not required to pay the Planned Periodic Premiums in accordance with the specified schedule. You may pay premiums whenever you like, and in any amount (subject to the $100 minimum and the limitations described in the next section). Payment of the Planned Periodic Premiums will not, however, guarantee that the Policy will remain in force. Instead, the Policy's Cash Surrender Value determines whether or not the Policy stays in force. Thus, even if Planned Periodic Premiums are paid, the Policy will lapse whenever the Cash Surrender Value is insufficient to pay the Monthly Deductions and any other charges under the Policy, if a Grace Period expires without an adequate payment by you (unless the Policy is in its first five years, or you have purchased the Guaranteed Death Benefit Rider and have paid the required premiums).

      We will treat all your payments made while there is an outstanding Policy loan as premium payments rather than loan repayments, unless you notify us in writing that a payment is a loan repayment. You may not pay premiums after the younger of the Insureds reaches Attained Age 100. However, you may make loan repayments after this time.

      Higher premium payments under Death Benefit Option A, until the applicable percentage of Accumulated Value exceeds the Face Amount, will generally result in a lower Net Amount at Risk, and lower Cost of Insurance Charges against the Policy. Conversely, lower premium payments in this situation will result in a higher Net Amount at Risk, which will result in higher Cost of Insurance Charges under the Policy.

      Under Death Benefit Option B, until the applicable percentage of Accumulated Value exceeds the Face Amount plus the Accumulated Value, the level of premium payments will not affect the Net Amount at Risk. However, both the Accumulated Value and Death Benefit will be higher if premium payments are higher, and lower if premium payments are lower.

      Under either Death Benefit Option, if the Unadjusted Death Benefit is the applicable percentage of Accumulated Value, then higher premium payments will result in a higher Net Amount at Risk, and higher Cost of Insurance Charges. Lower premium payments will result in a lower Net Amount at Risk, and lower Cost of Insurance Charges.

      Premium Limitations. The Code provides for exclusion of the Death Benefit from the gross income of the Beneficiary if total premium payments do not exceed certain stated limits. In no event can the total of all premiums paid under a Policy exceed these limits. If at any time you pay a premium which would result in total premiums exceeding these limits, we will only accept that portion of the premium which would make total premiums equal the maximum amount which may be paid under the Policy. We will promptly refund the excess to you. In cases of premiums paid by check, we will wait until your check has cleared. If you have an outstanding loan, we may instead be apply the payment as a loan repayment. Even if total premiums were to exceed the maximum premium limitations established by the Code, the excess of (a) a Policy's Unadjusted Death Benefit over (b) the Policy's Cash Surrender Value plus outstanding Policy loans and accrued interest, would still generally be excludable from gross income under the Code.

      The maximum premium limitations set forth in the Code depend in part upon the amount of the Unadjusted Death Benefit at any time. As a result, any Policy changes which affect the amount of the Unadjusted Death Benefit may affect whether cumulative premiums paid under the Policy exceed the maximum premium limitations. To the extent that any such change would result in cumulative premiums exceeding the maximum premium limitations, we will not effect the change. (See "Federal Income Tax Considerations," Page ___.)

      Unless the Insureds provide satisfactory evidence of insurability, we may limit the amount of any premium payment if it increases the Unadjusted Death Benefit more than it increases the Accumulated Value. However, premiums will not be limited to the extent that they are Planned Periodic Premiums.

      Allocation of Net Premiums. The Net Premium equals the premium paid less the Premium Expense Charge. In your application for the Policy, you will indicate how Net Premiums should be allocated among the Subaccounts of the Variable Account and/or the Fixed Account. You may change these allocations at any time by giving us written notice at our Home Office. If you have elected the telephone transaction privilege, you may also change premium allocations over the telephone (See "Telephone Transaction Privilege," Page ___.). Your allocation percentages must be in whole numbers of not less than 5%, and the sum of the allocation percentages must be 100%. We will allocate Net Premiums as of the Valuation Date we receive the premium at our Home Office, based on the allocation percentages then in effect, except during the free look period.

      We will allocate any portion of the Initial Premium and any subsequent premiums we receive before the end of the free-look period which are to be allocated to the Variable Account, to the Money Market Subaccount. For this purpose, we will assume that the free-look period will end 20 days after the date the Policy is issued. On the first Valuation Date following 20 days after issue of the Policy, we will allocate the amount in the Money Market Subaccount to the other Subaccounts based on the allocation percentages you have selected.

      For example, assume a Policy was issued with Net Premiums to be allocated 25% to the Managed Subaccount, 25% to the Bond Subaccount and 50% to the Fixed Account. During the period stated above, 50% (25% + 25%) of the Net Premiums will be allocated to the Money Market Subaccount. At the end of such period, 50% (25% / 50%) of the amount in the Money Market Subaccount will be transferred to the Managed Subaccount and 50% to the Bond Subaccount.

      The values of the Subaccounts will vary with their investment experience. You bear the entire investment risk. You should periodically review your allocation percentages in light of market conditions and your overall financial objectives.

      Transfers. You may transfer the Accumulated Value between and among the Subaccounts of the Variable Account and the Fixed Account by sending us a written transfer request, or if you have elected the telephone transaction privilege, by telephone instructions to us. (See "Telephone Transaction Privilege," Page ___.) Transfers between and among the Subaccounts of the Variable Account and the Fixed Account are made as of the Valuation Day that the request for transfer is received at the Home Office. You may, at any time, transfer all or part of the amount in one of the Subaccounts of the Variable Account to another Subaccount and/or to the Fixed Account. For transfers from the Fixed Account to the Variable Account, see "Transfers from Fixed Account," Page ___.

      Currently an unlimited number of transfers are permitted without charge. We have no current intent to impose a transfer charge in the foreseeable future. However, we may, after giving you prior notice, change this policy so as to deduct a $25 transfer charge from each transfer in excess of the twelfth transfer during any one Policy Year. All transfers requested during one Valuation Period would be treated as one transfer transaction. If a transfer charge is adopted in the future, these types of transfers would not be subject to a transfer charge and would not count against the twelve free transfers in any Policy Year:

-     transfers resulting from Policy loans

- transfers resulting from the operation of the dollar cost averaging or portfolio rebalancing features

- transfers resulting from the exercise of the transfer rights described on page ____ (see "Policy Rights - Other Transfer Rights," Page ___), and

- the reallocation from the Money Market Subaccount following the free look period.

      Under present law, transfers are not taxable transactions.

      Policy Lapse. The failure to make a premium payment will not itself cause a Policy to lapse. A Policy will lapse only when the Cash Surrender Value is insufficient to cover the Monthly Deductions and other charges under the Policy, and the Grace Period expires without a sufficient payment. During the first five Policy Years, the Policy will not lapse so long as the Cumulative Minimum Monthly Premium has been paid, regardless of whether the Cash Surrender Value is sufficient to cover the monthly Deductions and other charges. In addition, if you have elected at issue the Guaranteed Death Benefit Rider, and have paid the Cumulative Guarantee Premium as of each Monthly Policy Date, the Policy will not lapse, either prior to the end of the year that the younger Insured attains Age 80 or for the entire lifetimes of the two Insureds, whichever you elect, regardless of whether the Cash Surrender Value is sufficient to cover the Monthly Deductions. (See "Optional Benefits - Guaranteed Death Benefit," Page ___.)

      The Policy provides for a 61-day Grace Period that is measured from the date on which we send a lapse notice. The Policy does not lapse, and the insurance coverage continues, until the expiration of this Grace Period. To prevent lapse, you must during the Grace Period pay a premium equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began. Our notice will specify the payment required to keep the Policy in force. Failure to make a payment at least equal to the required amount within the Grace Period will result in lapse of the Policy without value.

      Reinstatement. A Policy that lapses without value may be reinstated at any time within five years (or longer period required in a particular state) after the beginning of the Grace Period. To do so, you must submit evidence of both Insureds' insurability satisfactory to us and pay an amount sufficient to provide for two times the Monthly Deduction due on the date the Grace Period began plus three times the Monthly Deduction due on the effective date of reinstatement. The effective date of reinstatement, unless otherwise required by state law, will be the Monthly Policy Date on or next following the date your reinstatement application is approved. Upon reinstatement, the Accumulated Value will be based upon the premium paid to reinstate the Policy. The Policy will be reinstated with the same Date of Issue as it had prior to the lapse. Neither the five year no lapse guarantee nor the Guaranteed Death Benefit Rider may be reinstated.

      Specialized Uses of the Policy. Because the Policy provides for an accumulation of cash value as well as a death benefit, the Policy can be used for various individual and business financial planning purposes. Purchasing the Policy in part for such purposes entails certain risks. For example, if the investment performance of your chosen Subaccounts is poorer than expected or if you do not pay sufficient premiums, the Policy may lapse or may not accumulate sufficient Accumulated Value or Cash Surrender Value to fund the your purpose. Withdrawals and Policy loans may significantly affect current and future Accumulated Value, Cash Surrender Value, or Death Benefit proceeds. Because the Policy is designed to provide benefits on a long-term basis, before purchasing a Policy for a specialized purpose you should consider whether the long-term nature of the Policy is consistent with your purpose. Using a Policy for a specialized purpose may have tax consequences. (See "Federal Income Tax Considerations," Page ___.)


                             CHARGES AND DEDUCTIONS


      Charges will be deducted in connection with the Policy to compensate us for

(a)   providing the insurance and other benefits set forth in the Policy;

(b)   issuing and administering the Policy;

(c)   assuming certain mortality and other risks in connection with the Policy;
      and

(d) incurring expenses in distributing the Policy, including costs associated with printing prospectuses and sales literature and sales compensation.

      We may realize a profit from any charges. We may use these profits for any purpose, including payment of distribution expenses.


      For Policies issued in New York, charges may be different. Prospective purchasers of a Policy to be issued in New York should see "Differences in
Charges for Policies Issued in New York", on page   .

PREMIUM EXPENSE CHARGE

      The Premium Expense Charge consists of two portions. The first is that we deduct 3.40% of the premium from each premium payment prior to allocation of Net Premiums, to cover state premium taxes and the federal DAC Tax.

      The federal DAC Tax is a tax attributable to certain "policy acquisition expenses" under Section 848 of the Code. Section 848 in effect accelerates the realization of income we receive from the Policies, and therefore the payment of federal income taxes on that income. The economic consequence of Section 848 is, therefore, an increase in the tax burden borne by us that is attributable to the Policies.

      The Premium Expense Charge will also include, during the first 10 Policy Years, a deduction of 7.0% of the premium up to the Target Premium, and 4.0% of premium in excess of the Target Premium, from each premium payment prior to allocation of Net Premiums, to compensate us for the expenses incurred in distributing the Policies, including commissions to selling agents. The Target Premium depends on the Joint Age at issue or at the time of an increase in Basic Coverage. Target Premiums per $1000 of Basic Coverage are shown in Appendix B to this prospectus. Your Target Premium is set forth in your Policy. We may increase the charge for premiums in excess of the Target Premium from 4.0% to 5.0% of such premiums. We currently intend to reduce this deduction from premiums paid after the tenth Policy Anniversary to 4.0% of all premiums, although we may deduct up to the maximum permitted during the first ten years.

SURRENDER CHARGE


      We will impose a Surrender Charge if you surrender your Policy or it lapses at any time before the end of the tenth Policy Year, or the ten years after an increase in the Basic Coverage. The Surrender Charge rate depends on the Joint Age at issue or at the time of increase in Basic Coverage. The initial Surrender Charge per $1,000 of Basic Coverage is shown in Appendix B to this Prospectus. (Surrender Charges are different for Policies issued in New York, and for those Policies the initial Surrender Charge per $1, 000 of Basic Coverage is shown in Appendix C). The Surrender Charge will be level for up to five years, and then decline each month by one sixtieth of the initial Surrender Charge until it is zero at the beginning of Policy Year 11, or at the beginning of the eleventh year after the date of an increase in Basic Coverage. For those cases in which the level Surrender Charge period is less than five years from the Date of Issue or the effective date of the increase, it declines each month by an amount equal to the initial Surrender Charge multiplied by a fraction of which the numerator is one and the denominator is the number of months from the end of the level Surrender Charge period to the beginning of Policy Year 11, or the beginning of the eleventh year from the effective date of the increase. The Surrender Charge will not decrease in the event of a decrease in Basic Coverage. The actual Surrender Charge for your Policy will be stated in the Policy.


      Since there is no Surrender Charge associated with Additional Coverage, taking a portion of the Policy's Face Amount as Additional Coverage, rather than Basic Coverage, would result in a lower Surrender Charge. See "Optional Benefits
- Additional Protection Benefit," page .

MONTHLY DEDUCTIONS

      We will deduct charges from the Accumulated Value on the Date of Issue and on each Monthly Policy Date. The Monthly Deduction consists of four components:

(a)   the Cost of Insurance Charge

(b)   the Variable Account Charge

(c)   the Monthly Administrative Charge, and

(d)   the cost of any additional benefits provided by Rider.

      The Monthly Deduction may vary in amount from Policy Month to Policy Month. We will take the Monthly Deduction on a pro rata basis from the Subaccounts of the Variable Account and the Fixed Account, unless you have requested at the time of application, or later request in writing, that we take the Monthly Deduction from the Money Market Subaccount. If we cannot take a Monthly Deduction from the Money Market Subaccount, where you have so asked, we will take the amount of the deduction in excess of the Accumulated Value available in the Money Market Subaccount on a pro rata basis from Accumulated Value in the Subaccounts of the Variable Account and the Fixed Account.

      Cost of Insurance Charge. We calculate the monthly Cost of Insurance Charge by multiplying the cost of insurance rate or rates by the Net Amount at Risk for each Policy Month. Because both the Net Amount at Risk and the variables that determine the cost of insurance rate, such as the ages of the Insureds and the Duration of the Policy, may vary, the Cost of Insurance Charge will likely be different from month to month.

            Net Amount at Risk. The Net Amount at Risk on any Monthly Policy Date is approximately the amount by which the Unadjusted Death Benefit on that Monthly Policy Date exceeds the Accumulated Value. It measures the amount National Life would have to pay in excess of the Policy's value if the Insureds both died. The actual calculation uses the Unadjusted Death Benefit divided by 1.00327234, to take into account assumed monthly earnings at an annual rate 4%. We calculate the Net Amount at Risk separately for the Initial Face Amount and any increases in Face Amount. In determining the Net Amount at Risk for each increment of Face Amount, we first consider the Accumulated Value part of the Initial Face Amount. If the Accumulated Value exceeds the Initial Face Amount, we consider it part of the increases in Face Amount in the order such increases took effect.

            If your Policy includes Basic Coverage, Additional Coverage and coverage added through the operation of the Automatic Increase Rider, we separate the Net Amount at Risk into portions applicable to each type of coverage. For this purpose, we apply Accumulated Value against Basic Coverage first, Additional Coverage second and an automatic increase third if they began simultaneously. Any change in the Net Amount at Risk will affect the total Cost of Insurance Charges you pay.

            Guaranteed Maximum Cost of Insurance Rates. The guaranteed maximum cost of insurance rates will be set forth in your Policy, and will depend on:

      -     each Insured's Issue Age

      -     each Insured's sex

      - the substandard or uninsurable status of either Insured, if applicable

      -     the coverage's Duration,

      - whether the coverage is Basic Coverage or Additional Coverage (guaranteed rates are higher for Additional Coverage), and


      -     the 1980 Commissioners Standard Ordinary Mortality Table.

      Guaranteed maximum cost of insurance rates will also vary depending on whether the coverage is Basic Coverage or Additional Coverage, with higher rates being applicable to Additional Coverage.

            Current Cost of Insurance Rates and How They are Determined. The actual cost of insurance rates used ("current rates") will depend on:

      -     each Insured's Issue Age

      -     each Insured's sex

      -     each Insured's Rate Class

      -     the coverage's Duration, and

      - whether the coverage is Basic Coverage or Additional Coverage (however, current rates for Additional Coverage may be higher or lower than for Basic Coverage), and

      -     our expectation of future mortality experience

      We periodically review the adequacy of our current cost of insurance rates, and we may adjust their level. However, the current rates will never exceed guaranteed maximum cost of insurance rates. Any change in the current cost of insurance rates will apply to all sets of persons of the same Issue Ages, sexes, and Rate Classes, and with coverages of the same Duration.

            We use separate cost of insurance rates for the Initial Face Amount and any increases in Face Amount. For the Initial Face Amount, we use a cost of insurance rate based on the Rate Classes of the two Insureds on the Date of Issue. For each increase in Face Amount, a rate based on the Rate Classes of the two Insureds applicable at the time of the increase is used. If, however, the Unadjusted Death Benefit is calculated as the Accumulated Value times the specified percentage, the rate based on the Rate Classes for the Initial Face Amount will be used for the amount of the Unadjusted Death Benefit in excess of the total Face Amount for Option A, and in excess of the total Face Amount plus the Accumulated Value for Option B. Again, if a policy includes both Basic Coverage and Additional Coverage, separate cost of insurance rates are applied to each type of coverage.

            Rate Class. The Rate Classes of the two Insureds will affect the current cost of insurance rates. We currently place Insureds into the following rate classes:

      -     preferred nonsmoker

      -     nonsmoker

      -     preferred smoker

      -     smoker

      -     substandard, and

      -     uninsurable classes.

            Smoker, substandard, and uninsurable classes reflect higher mortality risks. In an otherwise identical Policy, Insureds in a preferred or standard class will have a lower Cost of Insurance Charge than Insureds in a substandard class with higher mortality risks. Nonsmoking Insureds will generally incur lower cost of insurance rates than Insureds who are classified as smokers. Classification of an Insured as substandard or uninsurable will also affect the guaranteed cost of insurance rates. We classify all nicotine users as smokers, including cigarette, cigar, pipe, chewing tobacco, snuff, nicotine patches and nicotine gum.


      The uninsurable rate class is not available in New York.


            Variable Account Charge. We assess the Variable Account Charge to compensate us for mortality and expense risks we assume due to the benefits and guaranteed maximum charge levels under the Policies. The mortality risk we assume is that insured persons may live for a shorter time than projected. This means we would pay greater death benefits than expected in relation to the amount of premiums received. The expense risk we assume is that expenses incurred in issuing and administering the Policies will exceed the administrative charges deducted from the Policy. We may make a profit from deducting this charge. Any profit may be used to finance distribution expenses. The Variable Account Charge does not apply to Accumulated Value in the Fixed Account.

            The Variable Account Charge is deducted monthly as a percentage of the Accumulated Value in the Variable Account. The Variable Account Charge, expressed as an annual percentage, is as follows:

During the first 10 Policy Years:

For Policies with Basic Coverage less than $1,000,00..............................   0.90%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ...................   0.80%
For Policies with Basic Coverage of $3 million or more. ..........................   0.75%.

For years after Policy Year 10, we currently intend to reduce this charge to the following rates:


For Policies with Basic Coverage of less than $1,000,000..........................   0.35%
For Policies with Basic Coverage from $1,000,000 to $2,999,999 ...................   0.30%
For Policies with Basic Coverage of $3 million or more ...........................   0.25%.


However, in all cases, we may increase this charge to an amount not to exceed 0.90%.

      Monthly Administrative Charge. We charge the administrative charge to help defray the expenses we incur in issuing and administering the Policy and in distributing the Policy, including commissions to selling agents. The amount of the Monthly Administrative Charge during the first ten Policy Years is $15.00, plus $0.08 per $1000 of Basic Coverage (less for Joint Ages of 38 or less). We increase the per $1000 portion of this charge during the first ten Policy Years by $.005 per $1000 of Basic Coverage for each Insured who is a smoker.

      After the first ten Policy Years, we currently intend to charge a Monthly Administrative Charge of $7.50, with no additional amount per $1000 of Basic Coverage. During this period the Monthly Administrative Charge is guaranteed not to exceed $15.00, plus $0.08 per $1000 of Basic Coverage plus $0.005 per $1000 of Basic Coverage for each Insured who is a smoker. In addition, the per $1000 of Basic Coverage portion of the Monthly Administrative Charge will apply to increases in Basic Coverage for 10 years after an increase in Basic Coverage. The per $1000 portion of this charge will not decrease in the event of the decrease in Basic Coverage.

      Optional Benefit Charges. The Monthly Deduction will include charges for any additional benefits added to the Policy. The monthly charges will be specified in the applicable Rider. The available Riders are listed under "Optional Benefits," on Page ___ below.

WITHDRAWAL CHARGE

      At the time of a Withdrawal, we will assess a charge equal to the lesser of 2% of the Withdrawal amount and $25. We will deduct this Withdrawal Charge from the Withdrawal amount.

TRANSFER CHARGE

      Currently, unlimited transfers are permitted among the Subaccounts, or from the Variable Account to the Fixed Account. Transfers from the Fixed Account to the Variable Account are permitted within the limits described on Page ___. Currently there is no charge for any transfers. We have no present intention to impose a transfer charge in the foreseeable future. However, we may impose in the future a transfer charge of $25 on each transfer in excess of twelve transfers in any Policy Year. The Transfer Charge would be imposed to compensate us for the costs of processing such transfers, and would not be designed to produce a profit.

      If we impose a transfer charge, we will deduct it from the amount being transferred. We would treat all transfers requested on the same Valuation Day as one transfer transaction. Any future transfer charge will not apply to transfers resulting from:

      -     Policy loans

      -     the exercise of the transfer rights as described on page ____

      - the initial reallocation of account values from the Money Market Subaccount to other Subaccounts, and

      - any transfers made pursuant to the Dollar Cost Averaging and Portfolio Rebalancing features.

The transfers listed above also will not count against the twelve free transfers in any Policy Year.

PROJECTION REPORT CHARGE

      We may impose a charge for each projection report you request. This report will project future values and future Death Benefits for the Policy. We will notify you in advance of the amount of the charge, and you may elect to pay the charge in advance. If not paid in advance, we will deduct this charge from the Subaccounts of the Variable Account and/or the Fixed Account in proportion to their Accumulated Values.

OTHER CHARGES

      The Variable Account purchases shares of the Funds at net asset value. The net asset value of those shares reflect management fees and expenses already deducted from the assets of the Funds' Portfolios. Historical expense ratio information for the Funds is presented in the "Summary of Policy Expenses" section on page above. More detailed information is contained in the Fund Prospectuses which accompany this Prospectus.



DIFFERENCES IN CHARGES FOR POLICIES ISSUED IN NEW YORK

        Charges on Policies issued in New York will differ from charges on Policies issued in other states in the following respects:

        1. The Surrender Charges are in different amounts, and are shown in Appendix C to this Prospectus.

        2. The Premium Expense Charge is the same as the current Premium Expense Charge for Policies issued in other states, but is guaranteed not to increase from current levels.

        3. The Variable Account Charge is also the same as the current Variable Account Charge for Policies issued in other states, but is guaranteed not to increase, either during the first 10 Policy Years, or for years after Policy
Year 10, from the amounts shown on page    .

        4. The Monthly Administrative Charge is also the same as the current Monthly Administrative Charge for Policies issued in other states, but is guaranteed not to increase, for years after Policy Year 10, from $7.50 per month, and we guarantee that there will be no per $1000 portion of the Monthly Administrative Charge after Policy Year 10.

        5. We have the right to assess an additional charge, called the Contingent Risk Charge, on Policies issued in New York. The current amount of the Contingent Risk Charge is zero, but we may impose a Contingent Risk Charge of up to 0.04167% per month (0.5% per year) at any time, subject to approval by the New York Insurance Department.




                                  POLICY RIGHTS

LOAN PRIVILEGES



     General. You may at any time after the first year (and during the first year where required by law)(i.e., in Indiana and New Jersey) borrow money from us using the Policy as the only security for the loan. The maximum amount you may borrow is the Policy's Cash Surrender Value on the date we receive your loan request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. If you have elected the Guaranteed Death Benefit Rider and you take a Policy loan in excess of the cumulative premiums paid minus the Cumulative Guarantee Premium, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.



      While either Insured is living, you may repay all or a portion of a loan and accrued interest. To take a loan you should send a written request to us at our Home Office. If you have elected the telephone transaction privilege, you may also request a loan over the telephone. We limit the amount of a Policy loan taken over the telephone to $25,000. (See "Telephone Transaction Privilege," Page ___.) Loan proceeds will be paid within seven days of a valid loan request.

      Interest Rate Charged. The interest rate charged on Policy loans will be at the fixed rate of 6% per year. At the end of the Policy Year, the loan interest will be added to the loan balance. Any payments you make to cover loan interest will be used to reduce the amount of the Policy loan.

      Allocation of Loans and Collateral. When you take a Policy loan, we hold Accumulated Value in the Fixed Account as Collateral for the Policy loan. You may specify how you would like Accumulated Value to be taken from the Subaccounts of the Variable Account to serve as the Collateral. If you do not so specify, we will allocate the Policy loan to the Subaccounts in proportion to the Accumulated Value in the Subaccounts. If the Accumulated Value in one or more of the Subaccounts is insufficient to carry out your instructions, we will not process the loan until we receive further instructions from you. Non-loaned Accumulated Value in the Fixed Account will become Collateral for a loan only to the extent that the Accumulated Value in the Variable Account is insufficient.

      The Collateral for a Policy loan will initially be the loan amount. Loan interest will be added to the Policy loan. We will take additional Collateral for such loan interest so added pro rata from the Subaccounts of the Variable Account, and then, if the amounts in the Variable Account are insufficient, from the non-loaned portion of the Fixed Account. At any time, the amount of the outstanding loan under a Policy equals the sum of all loans (including interest added to the loan balance) minus any loan repayments.

      Interest Credited to Amounts Held as Collateral. As long as the Policy is in force, we will credit the amount held in the Fixed Account as Collateral with interest at effective annual rates we declare, but not less than 4% or such higher minimum rate required under state law. The rate will apply to the calendar year which follows the date of declaration.


      Preferred Policy Loans. We currently intend to make preferred Policy loans available at the beginning of Policy Year 11. For these preferred Policy loans, we will charge interest at 4.25% per annum, and we will credit interest on amounts held as Collateral in the Fixed Account at an annual rate of 4.0%. We are not obligated to continue to make preferred loans available (except where required by law, as in New York), and we will make such loans available in our sole discretion. Preferred loans may not be treated as indebtedness for federal income tax purposes.


      Effect of Policy Loan. Policy loans, whether or not repaid, will have a permanent effect on the Accumulated Value and the Cash Surrender Value, and may permanently affect the Death Benefit under the Policy. The effect on the Accumulated Value and Death Benefit could be favorable or unfavorable. It will depend on whether the investment performance of the Subaccounts, and the interest credited to the non-loaned Accumulated Value in the Fixed Account, is less than or greater than the interest being credited on the amounts held as Collateral in the Fixed Account. Compared to a Policy under which no loan is made, values under a Policy will be lower when the credited interest rate on Collateral is less than the investment experience of assets held in the Variable Account and interest credited to the non-Collateral Accumulated Value in the Fixed Account. The longer a loan is outstanding, the greater the effect a Policy loan is likely to have. The Death Benefit will be reduced by the amount of any outstanding Policy loan.

      Loan Repayments. We will assume that any payments you make while a Policy loan is outstanding are premium payments, rather than loan repayments, unless you specify in writing that a payment is a loan repayment. In the event of a loan repayment, the amount held as Collateral in the Fixed Account will be reduced by an amount equal to the repayment, and such amount will be transferred to the Subaccounts of the Variable Account and to the non-loaned portion of the Fixed Account based on the Net Premium allocations in effect at the time of the repayment.

      Lapse With Loans Outstanding. The amount of an outstanding loan under a Policy plus any accrued interest on outstanding loans is not part of Cash Surrender Value. Therefore, the larger the amount of an outstanding loan, the more likely it is that the Policy could lapse. (See "How the Duration of the Policy May Vary," Page ___ and "Policy Lapse," Page ___.) In addition, if the Policy is not a Modified Endowment Policy, lapse of the Policy with outstanding loans may result in adverse federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

      Tax Considerations. Any loans taken from a "Modified Endowment Contract" will be treated as a taxable distribution. In addition, with certain exceptions, a 10% additional income tax penalty will be imposed on the portion of any loan that is included in income. (See "Distributions from Policies Classified as Modified Endowment Contracts," Page ___.)

SURRENDER PRIVILEGE

      You may surrender your Policy for its Cash Surrender Value at any time before the death of the last to die of the two Insureds. The Cash Surrender Value is the Accumulated Value minus any Policy loan and accrued interest and less any Surrender Charge. We will calculate the Cash Surrender Value on the Valuation Day we receive, at our Home Office, your signed written surrender request, and the Policy. You may not request a surrender over the telephone. Coverage under the Policy will end on the day you mail or otherwise send the written surrender request and the Policy to us. We will normally mail surrender proceeds to you within seven days of when we receive the request. (See "Other Policy Provisions - Payment of Policy Benefits", Page ___.)

      A surrender may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.

WITHDRAWAL OF CASH SURRENDER VALUE

      You may withdraw a portion of the Policy's Cash Surrender Value at any time before the death of the last to die of the two Insureds and after the first Policy Anniversary. The minimum amount which may be withdrawn is $500. The maximum Withdrawal is the Cash Surrender Value on the date we receive the Withdrawal request, minus three times the Monthly Deduction for the most recent Monthly Policy Date. However, if you elected the Guaranteed Death Benefit Rider, and you obtain a Withdrawal which causes the Cumulative Guarantee Premium to exceed the sum of premiums paid into the Policy, then the Guaranteed Death Benefit Rider will enter a lapse pending notification period. This means that the Guaranteed Death Benefit Rider (but not the Policy itself) will lapse if a sufficient premium is not paid within the 61-day lapse pending notification period.

      A Withdrawal Charge will be deducted from the amount of the Withdrawal. For a discussion of the Withdrawal Charge, see "Charges and Deductions Withdrawal Charge" on Page ___.

      You may specify how you would like the Withdrawal to be taken from the Subaccounts of the Variable Account. If you do not so specify, we will allocate the Withdrawal to the Subaccounts in proportion to the Accumulated Value in each Subaccount. If the Accumulated Value in one or more Subaccounts is insufficient to carry out your instructions, we will not process the Withdrawal until we get further instructions from you. You may take Withdrawals from the Fixed Account only after the Accumulated Value in the Variable Account is exhausted.

      The effect of a Withdrawal on the Death Benefit and Face Amount will vary depending upon the Death Benefit Option in effect and whether the Unadjusted Death Benefit is based on the applicable percentage of Accumulated Value. (See "Death Benefit Options," Page ___.)

      Option A. The effect of a Withdrawal on the Face Amount and Unadjusted Death Benefit under Option A can be described as follows:

            If the Face Amount divided by the applicable percentage of Accumulated Value exceeds the Accumulated Value just after the Withdrawal, a Withdrawal will reduce the Face Amount and the Unadjusted Death Benefit by the lesser of such excess and the amount of the Withdrawal.

            For the purposes of this illustration (and the following illustrations of Withdrawals), assume that the Attained Age of the younger Insured is under 40 and there is no indebtedness. The applicable percentage is 250% for a younger Insured with an Attained Age under 40.

            Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $30,000 will have an Unadjusted Death Benefit of $300,000. Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $20,000 ($30,000 - $10,000) after the Withdrawal. The Face Amount divided by the applicable percentage is $120,000 ($300,000 / 2.50), which exceeds the Accumulated Value after the Withdrawal by $100,000 ($120,000 - $20,000). The lesser of this excess and the amount of the Withdrawal is $10,000, the amount of the Withdrawal. Therefore, the Unadjusted Death Benefit and Face Amount will be reduced by $10,000 to $290,000.

            If the Face Amount divided by the applicable percentage of Accumulated Value does not exceed the Accumulated Value just after the Withdrawal, then the Face Amount is not reduced. The Unadjusted Death Benefit will be reduced by an amount equal to the reduction in Accumulated Value times the applicable percentage (or equivalently, the Unadjusted Death Benefit is equal to the new Accumulated Value times the applicable percentage).

            Under Option A, a Policy with a Face Amount of $300,000 and an Accumulated Value of $150,000 will have an Unadjusted Death Benefit of $375,000 ($150,000 x 2.50). Assume that you take a Withdrawal of $10,000. The Withdrawal Charge will be $25 and the amount paid to you will be $9,975. The Withdrawal will reduce the Accumulated Value to $140,000 ($150,000 - $10,000). The Face Amount divided by the applicable percentage is $120,000, which does not exceed the Accumulated Value after the withdrawal. Therefore, the Face Amount stays at $300,000 and the Unadjusted Death Benefit is $350,000 ($140,000 x 2.50).

      Option B. The Face Amount will never be decreased by a Withdrawal. A Withdrawal will, however, always decrease the Death Benefit.

            If the Unadjusted Death Benefit equals the Face Amount plus the Accumulated Value, a Withdrawal will reduce the Accumulated Value by the amount of the Withdrawal. Thus the Unadjusted Death Benefit will also be reduced by the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $90,000 will have an Unadjusted Death Benefit of $390,000 ($300,000 + $90,000). Assume you take a Withdrawal of $20,000.
      The Withdrawal Charge will be $25 and the amount we pay you will be $19,975. The Withdrawal will reduce the Accumulated Value to $70,000 ($90,000 - $20,000) and the Unadjusted Death Benefit to $370,000 ($300,000
      + $70,000). The Face Amount is unchanged.

            If the Unadjusted Death Benefit immediately prior to the Withdrawal is based on the applicable percentage of Accumulated Value, the Unadjusted Death Benefit will be reduced to equal the greater of (a) the Face Amount plus the Accumulated Value after deducting the amount of the Withdrawal and Withdrawal Charge and (b) the applicable percentage of Accumulated Value after deducting the amount of the Withdrawal.

            Under Option B, a Policy with a Face Amount of $300,000 and an Accumulated Value of $210,000 will have an Unadjusted Death Benefit of $525,000 ($210,000 X 2.5). Assume you take a Withdrawal of $60,000. The Withdrawal Charge will be $25 and the amount we pay you will be $59,975. The Withdrawal will reduce the Accumulated Value to $150,000 ($210,000 - $60,000), and the Unadjusted Death Benefit to the greater of (a) the Face Amount plus the Accumulated Value, or $450,000 ($300,000 + $150,000) and
      (b) the Unadjusted Death Benefit based on the applicable percentage of the Accumulated Value, or $375,000 ($150,000 X 2.50). Therefore, the Unadjusted Death Benefit will be $450,000. The Face Amount is unchanged.

      Any decrease in Face Amount due to a Withdrawal will reduce Face Amount in the order described under "Ability to Adjust Face Amount - Decreases" on page .

      Because a Withdrawal can affect the Face Amount and the Unadjusted Death Benefit as described above, a Withdrawal may also affect the Net Amount at Risk which is used to calculate the Cost of Insurance Charge under the Policy. (See "Cost of Insurance Charge," Page ___.) Since a Withdrawal reduces the Accumulated Value, the Cash Surrender Value of the Policy is reduced, thereby increasing the likelihood that the Policy will lapse. (See "Policy Lapse," Page ___.) Also, if a Withdrawal would result in cumulative premiums exceeding the maximum premium limitations applicable under the Code for life insurance, we will not allow that Withdrawal.

      You may request a Withdrawal only by sending a signed written request to us at our Home Office. You may not request a Withdrawal over the telephone. We will normally pay a Withdrawal within seven days of receiving at our Home Office a valid Withdrawal request.

      A Withdrawal of Cash Surrender Value may have Federal income tax consequences. (See "Tax Treatment of Policy Benefits," Page ___.)

FREE-LOOK PRIVILEGE

      The Policy provides for a "free-look" period, during which you may cancel the Policy and receive a refund equal to the premiums paid on the Policy.
This free-look period ends 10 days after you receive the Policy (or any longer period provided by state law). To cancel the Policy, you must return the Policy to us or to our agent within the free look period with a written request for cancellation.

TELEPHONE TRANSACTION PRIVILEGE


      If you elect the telephone transaction privilege, either on the application for the Policy or thereafter by providing us with a proper written authorization, you may effect changes in premium allocation, transfers, and loans of up to $25,000, and initiate or make changes in Dollar Cost Averaging or Portfolio Rebalancing by providing instructions to us at our Home Office over the telephone. We may suspend telephone transaction privileges at any time, for any reason, if we deem such suspension to be in the best interests of Policy Owners. You may, on the application or by a written authorization, authorize your National Life agent to provide telephone instructions on your behalf.


      We will employ reasonable procedures to confirm that instructions we receive by telephone are genuine. If we follow these procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We may be liable for any such losses if we do not follow those reasonable procedures. The procedures to be followed for telephone transfers will include one or more of the following:

      - requiring some form of personal identification prior to acting on instructions received by telephone

      -     providing written confirmation of the transaction, and

      -     making a tape recording of the instructions given by telephone.

OTHER TRANSFER RIGHTS

      Transfer Right for Policy. During the first two years following Policy issue, you may, on one occasion, transfer the entire Accumulated Value in the Variable Account to the Fixed Account, without regard to any limits on transfers or free transfers.

      Transfer Right for Change in Investment Policy. If the investment policy of a Subaccount of the Variable Account is materially changed, you may transfer Accumulated Value in that Subaccount to another Subaccount or to the Fixed Account, without regard to any limits on transfers or free transfers.


      Additional Transfer Right for Connecticut and Maryland Residents. For Policies issued in Connecticut and Maryland, we offer a right to transfer the entire Accumulated Value in the Policy to a fixed survivorship universal life insurance contract, during the first 18 months after issue.


AVAILABLE AUTOMATED FUND MANAGEMENT FEATURES

      We currently offer, at no charge to you, two automated fund management features. Only one of these two automated fund management features may be operable at any time. We are not obligated to continue to offer these features. Although we have no current intention to do so, we may stop offering one or both of these features at any time, after providing 60 days prior written notice to all Owners who are currently utilizing the features being discontinued.

      Dollar Cost Averaging. This feature permits you to automatically transfer funds from the Money Market Subaccount to any other Subaccounts on a monthly basis. You may elect Dollar Cost Averaging at issue by marking the appropriate box on the initial application, and completing the appropriate instructions. You may also begin a Dollar Cost Averaging program after issue by filling out similar information on a change request form and sending it to us at our Home Office.

      If you elect this feature, we will take the amount to be transferred from the Money Market Subaccount and transfer it to the Subaccount or Subaccounts designated to receive the funds, each month on the Monthly Policy Date. If you elect Dollar Cost Averaging on your application for the Policy, it will start with the Monthly Policy Date after the date that the reallocation of the Accumulated Value out of the Money Market Subaccount and into the other Subaccounts occurs. If you begin a Dollar Cost Averaging program after the free look period is over, it will start on the next Monthly Policy Date. Dollar Cost Averaging will continue until the amount in the Money Market Subaccount is depleted. The minimum monthly transfer by Dollar Cost Averaging is $100, except for the transfer which reduces the amount in the Money Market Subaccount to zero. You may discontinue Dollar Cost Averaging at any time by sending an appropriate change request form to the Home Office. You may not use the dollar cost averaging feature to transfer Accumulated Value to the Fixed Account.


      Dollar Cost Averaging allows you to move funds into the various investment types on a more gradual and systematic basis than the frequency on which you pay premiums. The dollar cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high. The periodic investment of the same amount will result in higher numbers of units being purchased when unit prices are lower, and lower numbers of units being purchased when unit prices are higher. This technique will not, however, assure a profit or protect against a loss in declining markets. Moreover, for the dollar cost averaging technique to be effective, amounts should be available for allocation from the Money Market Subaccount through periods of low price level as well as higher price levels.


      Portfolio Rebalancing. This feature permits you to automatically rebalance the value in the Subaccounts on a quarterly, semi-annual or annual basis, based on your premium allocation percentages in effect at the time of the rebalancing. You may elect it at issue by marking the appropriate box on the initial application, or, after issue, by completing a change request form and sending it to the Home Office.

      In Policies utilizing Portfolio Rebalancing from the Date of Issue, an automatic transfer will take place which causes the percentages of the current values in each Subaccount to match the current premium allocation percentages, starting with the Monthly Policy Date three, six or twelve months after the Date of Issue, and then on each Monthly Policy Date three, six or twelve months thereafter. Policies electing Portfolio Rebalancing after issue will have the first automated transfer occur as of the Monthly Policy Date on or next following the date we receive the election at our Home Office, and subsequent rebalancing transfers will occur every three, six or twelve months from that date. You may discontinue Portfolio Rebalancing at any time by submitting an appropriate change request form to us at our Home Office.

      If you change your Policy's premium allocation percentages, Portfolio Rebalancing will automatically be discontinued unless you specifically direct otherwise.

      Portfolio Rebalancing will result in periodic transfers out of Subaccounts that have had relatively favorable investment performance in relation to the other Subaccounts to which a Policy allocates premiums, and into Subaccounts which have had relatively unfavorable investment performance in relation to the other Subaccounts to which the Policy allocates premiums. Portfolio rebalancing does not guarantee a profit or protect against a loss.



                                THE FIXED ACCOUNT


      You may allocate some or all of the Net Premiums, and transfer some or all of your Policy's Accumulated Value, to our Fixed Account. We credit interest on Net Premiums and Accumulated Value allocated to the Fixed Account at rates we declare (subject to a minimum guaranteed interest rate of 4%). The principal, after deductions, is also guaranteed. The Fixed Account supports National Life's insurance and annuity obligations. All assets in the Fixed Account are subject to National Life's general liabilities from business operations.

      The Fixed Account has not, and is not required to be, registered with the SEC under the Securities Act of 1933. The Fixed Account has not been registered as an investment company under the Investment Company Act of 1940. Therefore, the Fixed Account is generally not subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to this account which are included in this Prospectus are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

MINIMUM GUARANTEED AND CURRENT INTEREST RATES

      The Accumulated Value in the Fixed Account is guaranteed to accumulate at a minimum effective annual interest rate of 4%. We may credit the non-loaned Accumulated Value in the Fixed Account with current rates in excess of the minimum guarantee, but we are not obligated to do so. We have no specific formula for determining current interest rates. Since we anticipate changing the current interest rate from time to time, in our sole discretion, allocations to the Fixed Account made at different times are likely to be credited with different current interest rates. We will declare an interest rate each month to apply to amounts allocated or transferred to the Fixed Account in that month. The rate declared on these amounts will remain in effect for twelve months. At the end of the 12-month period, we may declare a new current interest rate on such amounts and accrued interest thereon (which may be a different current interest rate than the current interest rate on new allocations to the Fixed Account on that date). We will determine any interest credited on the amounts in the Fixed Account in excess of the minimum guaranteed rate of 4% per year in our sole discretion. You assume the risk that interest credited may not exceed the guaranteed minimum rate. Amounts allocated to the Fixed Account will not share in the investment performance of our general account.

      Amounts deducted from the non-loaned Accumulated Value in the Fixed Account for Withdrawals, Policy loans, transfers to the Variable Account, Monthly Deductions or other charges are, for the purpose of crediting interest, accounted for on a last in, first out ("LIFO") method.

      We may change the method of crediting interest from time to time, as long as these changes do not reduce the guaranteed rate of interest below 4% per annum or shorten the period for which the interest rate applies to less than 12 months.

      Calculation of Non-loaned Accumulated Value in the Fixed Account. The non-loaned Accumulated Value in the Fixed Account at any time is equal to amounts allocated and transferred to it plus interest credited to it, minus amounts deducted, transferred or withdrawn from it.

      TRANSFERS FROM FIXED ACCOUNT

      We allow only one transfer in each Policy Year from the amount of non-loaned Accumulated Value in the Fixed Account to any or all of the Subaccounts of the Variable Account. The amount you transfer from the Fixed Account may not exceed the greater of 25% of the value of the non-loaned Accumulated Value in such account at the time of transfer, or $1000. We will make the transfer as of the Valuation Day we receive the written or telephone request at our Home Office.


                             OTHER POLICY PROVISIONS

      Indefinite Policy Duration. The Policy can remain in force indefinitely (in New York, Texas and Maryland, however, the Policy matures at the younger Insured's Attained Age 100, at which time we will pay the Cash Surrender Value to you in one sum unless you have chosen a Payment Option, and the Policy will terminate). However, for a Policy to remain in force after the younger Insured reaches Attained Age 100, if the Face Amount is greater than the Accumulated Value, the Face Amount will automatically be decreased to the current Accumulated Value, and all Accumulated Value is transferred to the Fixed Account. Also, at the younger Insured's Attained Age 100 Option B automatically becomes Option A, and no premium payments are allowed after the younger Insured's Attained Age 100. Loan repayments are allowed, however. Monthly Deductions cease at the younger Insured's Attained Age 100. The tax treatment of a Policy's Accumulated Value after Age 100 is unclear, and you may wish to discuss this treatment with a tax advisor.


      Payment of Policy Benefits. You can decide the form in which we pay Death Benefit proceeds. During the lifetime of either of the two Insureds, you may arrange for the Death Benefit to be paid in a lump sum or under a Settlement Option. These choices are also available upon surrender of the Policy for its Cash Surrender Value. If no election is made, payment will be made in a lump sum. The Beneficiary may also arrange for payment of the Death Benefit in a lump sum or under a Settlement Option. If paid in a lump sum, we will ordinarily pay the Death Benefit to the Beneficiary within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied. If paid under a Settlement Option, the Death Benefit will be applied to the Settlement Option within seven days after we receive proof of the death of both of the Insureds at our Home Office, and all other requirements are satisfied.

      We will pay interest on the Death Benefit from the date we receive due proof of the death of the last to die of the two Insureds until payment is made. The interest rate will be the highest of (a) 4% per annum, (b) any higher rate we declare, or (c) any higher rate required by law

      We will normally pay the proceeds of a surrender, Withdrawal, or Policy loan within seven days of when we receive a written request at our Home Office in a form satisfactory to us.

      We will generally determine the amount of a payment as of the Valuation Day we receive all required documents. However, we may defer the determination or payment of such amounts if the date for determining such amounts falls within any period during which:

            (1) the disposal or valuation of a Subaccount's assets is not reasonably practicable because the New York Stock Exchange is closed or conditions are such that, under the SEC's rules and regulations, trading is restricted or an emergency is deemed to exist; or

            (2) the SEC by order permits postponement of such actions for the protection of our policyholders.

            We also may defer the determination or payment of amounts from the Fixed Account for up to six months.

      Transactions will not be processed on the following days: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, the day after Thanksgiving and Christmas Day. In addition, Premium Payments will not be allocated and transactions will not be effected to the Money Market Subaccount on Columbus Day and Veterans Day.

      We may postpone any payment under the Policy derived from an amount paid by check or draft until we are satisfied that the check or draft has been paid by the bank upon which it was drawn.

      The Contract. The Policy and the application are the entire contract. Only statements made in the applications can be used to void the Policy or deny a claim. The statements are considered representations and not warranties. Only one of National Life's duly authorized officers or registrars can agree to change or waive any provisions of the Policy, and only in writing. As a result of differences in applicable state laws, certain provisions of the Policy may vary from state to state.

      Ownership. The Owner is named in the application or thereafter changed. While either of the two Insureds is living, the Owner is entitled to exercise any of the Policy's rights. If the Owner dies before the last to die of the two Insureds, these rights will vest in the estate of the Owner, unless otherwise provided.

      Beneficiary. You designate the Beneficiary in the application for the Policy. You may change the Beneficiary during the lifetime of either of the two Insureds by sending us a written notice. The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless you otherwise provide.

      Change of Owner and Beneficiary. As long as the Policy is in force, you may change the Owner or Beneficiary by sending us an acceptable written request. The change will take effect as of the date the request is signed, whether or not the Insureds are living when the request is received by us. We will not be responsible for any payment made or action taken before we receive the written request.

      Split Dollar Arrangements. You may enter into a Split Dollar Arrangement among the Owners or another person or persons under which the payment of premiums and the right to receive the benefits under the Policy (i.e., Cash Surrender Value or Death Benefit) are split between the parties. There are different ways of allocating such rights.

      For example, an employer and employee might agree that under a Policy on the lives of the employee and his or her spouse, the employer will pay the premiums and will have the right to receive the Cash Surrender Value. The employee may designate the Beneficiary to receive any Death Benefit in excess of the Cash Surrender Value. If the employee and his or her spouse both die while such an arrangement is in effect, the employer would receive from the Death Benefit the amount which the employer would have been entitled to receive upon surrender of the Policy and the employee's Beneficiary would receive the balance of the proceeds.

      No transfer of Policy rights pursuant to a Split Dollar Arrangement will be binding on us unless in writing and received by us. We do not assess any specific charge for Split Dollar Arrangements.

      The parties who elect to enter into a Split Dollar Arrangement should consult their own tax advisers regarding the tax consequences of such an arrangement.

      Assignments. You may assign any and all rights under the Policy. We are not bound by an assignment unless it is in writing and we have received it at our Home Office. We assume no responsibility for determining whether an assignment is valid or the extent of the assignee's interest. All assignments will be subject to any Policy loan. The interest of any Beneficiary or other person will be subordinate to any assignment. A payee who is not also the Owner may not assign or encumber Policy benefits, and to the extent permitted by applicable law, such benefits are not subject to any legal process for the payment of any claim against the payee.

      Misstatement of Age and Sex. If the age or sex of either of the two Insureds at the Date of Issue has been misstated in the application, we will adjust the Accumulated Value of the Policy to be the amount that it would have been had the Cost of Insurance Charges deducted been based on the correct age and sex, or as otherwise required by state law. The adjustment will take place on the Monthly Policy Date on or after the date on which we have proof to our satisfaction of the misstatement. If both of the Insureds have died, we will adjust the Accumulated Value as of the last Monthly Policy Date prior to the last to die of the Insureds' death; however, if the Accumulated Value is insufficient for that adjustment, the amount of the Unadjusted Death Benefit will also be adjusted.

      Suicide. If either Insured dies by suicide, while sane or insane, within two years from the Date of Issue of the Policy (except where state law requires a shorter period), or within two years of the effective date of a reinstatement (unless otherwise required by state law), our liability is limited to the payment to the Beneficiary of a sum equal to the premiums paid less any Policy loan and accrued interest and any Withdrawals (since the date of reinstatement, in the case of a suicide within two years of the effective date of a reinstatement), or other reduced amount provided by state law.

      If either Insured dies by suicide within two years (or shorter period required by state law) from the effective date of any Policy change which increases the Unadjusted Death Benefit and for which an application is required, the amount which we will pay with respect to the increase will be the Cost of Insurance Charges previously made for such increase (unless otherwise required by state law).

      Incontestability. The Policy will be incontestable after it has been in force during both Insured's lifetimes for two years from the Date of Issue (or such other date as required by state law). Similar incontestability will apply to an increase in Face Amount or reinstatement after it has been in force during both Insureds' lifetimes for two years from its effective date.

      Before such times, however, we may contest the validity of the Policy (or changes) based on material misstatements in the initial or any subsequent application.

      Dividends. The Policy is participating; however, no dividends are expected to be paid on the Policy. If dividends are ever declared, they will be paid in cash, or paid in the form required by the applicable state. At the time of the death of the last to die of the two Insureds, the Death Benefit will be increased by dividends payable, if any.

      Correspondence. All correspondence to you is deemed to have been sent to you if mailed to you at your last address known to us.

      Settlement Options. In lieu of a single sum payment on death or surrender, you may elect to apply the Death Benefit under any one of the fixed-benefit Settlement Options provided in the Policy. The options are described below.

            Payment of Interest Only. We will pay interest at a rate of 3.5% per year on the amount of the proceeds retained by us. Upon the earlier of the payee's death or the end of a chosen period, the proceeds retained will be paid to the Payee or his or her estate.

            Payments for a Stated Time. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for the number of years you select.

            Payments for Life. We will make equal monthly payments, based on an interest rate of 3.5% per annum, for a guaranteed period and thereafter during the life of a chosen person. Guaranteed payment periods may be elected for 0, 10, 15, or 20 years or for a refund period, at the end of which the total payments will equal the proceeds placed under the option.

            Payments of a Stated Amount. We will make equal monthly payments until the proceeds, with interest at 3.5% per year on the unpaid balance, have been paid in full. The total payments in any year must be at least $10 per month for each thousand dollars of proceeds placed under this option.

            Life Annuity. We will make equal monthly payments in the same manner as in the above Payments for Life option except that the amount of each payment will be the monthly income provided by our then current settlement rates on the date the proceeds become payable. No additional interest will be paid.

            Joint and Two Thirds Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, while two chosen persons are both living. When either chosen person dies, we will continue to make two-thirds of the amount of those payments during the life of the survivor. We may require proof of the ages of the chosen persons.

            50% Survivor Annuity. We will make equal monthly payments, based on an interest rate of 3.5% per year, during the lifetime of the chosen primary person. When the primary chosen person dies, we will continue to pay 50% of the amount of those payments during the lifetime of the secondary chosen person. We may require proof of the ages of the chosen persons.

      We may pay interest in excess of the stated amounts under the first four options listed above, but not the last three. Under the first two, and the fourth options above, the Payee has the right to change options or to withdraw all or part of the remaining proceeds. For additional information concerning the payment options, see the Policy.


                                OPTIONAL BENEFITS


      The following optional benefits, which are subject to the restrictions and limitations set forth in the applicable Policy Riders, may be included in a Policy at your option, if the Insureds meet any applicable underwriting requirements. Election of any of these optional benefits may involve an additional cost.

GUARANTEED DEATH BENEFIT

      If you elect the Guaranteed Death Benefit Rider, we will guarantee that the Policy will not lapse, regardless of the Policy's investment performance, either for the entire lifetimes of the Insureds, or until the end of the year that the younger Insured attains Age 80, whichever you elect. To be eligible to elect the guarantee period until the end of the year that the younger Insured attains Age 80, the Issue Age of the younger Insured must be 70 or less. Riders which guarantee that the Policy will not lapse prior to the end of the year that the younger Insured attains Age 80 will have lower Monthly

Guarantee Premiums (and therefore lower Cumulative Guarantee Premiums) than Riders which guarantee that the Policy will not lapse for the entire lifetimes of the Insureds.

      To keep this Rider in force, you must pay cumulative premiums greater than the Cumulative Guarantee Premium from the Date of Issue. Your Policy will be tested monthly for this qualification, and if not met, a notice will be sent to you, who will have 61 days from the date the notice is mailed to pay a premium sufficient to keep the Rider in force. The premium required will be an amount equal to the Cumulative Guarantee Premium from the Date of Issue, plus two times the Monthly Guarantee Premium, minus the sum of all premiums previously paid. The Rider will be cancelled if a sufficient premium is not paid during that 61-day period. The Rider cannot be reinstated. The amount of the Monthly Guarantee Premium for each Policy electing the Guaranteed Death Benefit Rider will be stated in the Data section of the Policy.

      The cost of the Guaranteed Death Benefit Rider is $0.01 per thousand of Face Amount per month. This Rider is available only at issue, and only if at least 50% of the Face Amount consists of Basic Coverage.

      If while the Guaranteed Death Benefit Rider is in force, the Accumulated Value of the Policy is not sufficient to cover the Monthly Deductions, Monthly Deductions will be made until the Accumulated Value of the Policy is exhausted, and will thereafter be deferred, and collected at such time as the Policy has positive Accumulated Value. For as long as Cash Surrender Value is zero, failure to have paid the Cumulative Guarantee Premium as of any Monthly Policy Date will cause the Guaranteed Death Benefit Rider to enter a 61 day lapse pending notification period. If a sufficient premium, as set forth above, is not paid during this period, the Rider will be cancelled and if the Cash Surrender Value is still zero, the Policy will enter a Grace Period, and will lapse if the Grace Period expires without a sufficient premium payment (see "Payment and Allocation of Premiums - Policy Lapse", Page ).

      If you increase the Face Amount of your Policy or change the Death Benefit Option from Option A to Option B, the Rider's guarantee will extend to the increased Face Amount. The Monthly Guarantee Premiums will increase as a result.

      If you wish to keep the Rider in force, you must limit Withdrawals and Policy loans to the excess of premiums paid over the sum of Monthly Guarantee Premiums in effect since the Date of Issue. If you take a larger Policy loan or Withdrawal, the Guaranteed Death Benefit Rider will enter a 61-day lapse-pending notification period, and will be cancelled if a sufficient premium is not paid.

      THE GUARANTEED DEATH BENEFIT RIDER IS NOT AVAILABLE IN TEXAS OR MASSACHUSETTS. THE LIFETIME GUARANTEE PERIOD IS NOT AVAILABLE IN NEW YORK. THE GUARANTEE PERIOD THROUGH AGE 80 IS NOT AVAILABLE IN PENNSYLVANIA.


ADDITIONAL PROTECTION BENEFIT
      The Additional Protection Benefit Rider may be used to provide a higher Face Amount by adding Additional Coverage to the Policy. This Rider is available at issue, or after issue by submitting an application to us with evidence satisfactory to us of insurability of both Insureds. Additional Coverage must be in an amount of at least $50,000, and cannot exceed three times the Basic Coverage.

      Adding to the Face Amount of the Policy through the Additional Protection Benefit Rider can offer a cost savings over adding to the Face Amount by increasing the Basic Coverage. Specifically, there is no Target Premium, no Surrender Charge, and no per $1000 Monthly Administrative Charge associated with Additional Coverage. The cost of the Rider is that a Cost of Insurance Charge is included in the Monthly Deductions for the Additional Coverage - the guaranteed cost of insurance rate applicable to the Additional Coverage will generally be higher than the rate applicable to Basic Coverage, but current cost of insurance rates may be either higher or lower for the Additional Coverage than for the Basic Coverage.


      The Additional Protection Benefit Rider is not available in New York.


POLICY SPLIT OPTION

      If you elect the Policy Split Option Rider, you will have the right to split the Face Amount and Accumulated Value of a Policy into two single life whole life insurance contracts on the lives of each of the two Insureds, in the event of divorce or a material change in federal estate tax law. The two single life contracts may be any traditional whole life insurance, universal or variable life insurance contract we are then offering. This Rider is available only at issue, only to Insureds legally married to each other, only where both Insureds are not in a substandard Rate Class with a rating in excess of 250% and not uninsurable, and only where neither Insured is older than age 80. We will allow you to exercise the option to split the Policy without evidence of insurability, but only within 180 days of the date of a final divorce decree relating to the Insureds, or within 180 days of the occurrence of either of the following changes in federal estate tax law: (1) an end to the Unlimited Marital Deduction, as defined in the Code; and
(2) a reduction of 50% or more of the percentage federal estate tax rate applicable to the estate of the surviving spouse.

      The two new policies will have an issue date of the date of the split, and will be based on the Insureds' ages as of the date of the split. The Rate Classes of each of the Insureds will be the Rate Class for such Insured for the most recently issued coverage segment under the Policy. You may select the face amounts of the new policies, as long as the total of the two face amounts does not exceed the Face Amount of the Policy on the date of the split, and neither of the face amounts on the two new policies exceeds 50% of the Face Amount on the Policy. Increases on the Policy which contain a substandard rating in excess of 250% will not be eligible for the split. If the face amounts of the new policies are not equal, and the Policy is jointly owned, then the consent of all Owners to the split is required. The Accumulated Value, and any Policy loans and accrued interest, will be split in proportion to the Face Amount split, and the total of the accumulated values and any policy loans and accrued interest of the new individual contracts will equal the Accumulated Value of the Policy. There will not be new suicide and incontestability periods for the new individual policies as of the date of the split if they had expired on the Policy prior to the split, but if such periods had not expired, then the remaining time to expiration will be transferred to the new Policies.

      There is no cost for the Policy Split Option Rider, except that a fixed charge of $200 will also be assessed at the time of the split to cover administrative costs. You may cancel the Rider at any time. It will automatically terminate on its exercise, on the date of death of the first of the two Insureds to die, or on the date that the older of the Insureds reaches Attained Age 85. Any other Riders applicable to the Policy will terminate upon exercise of the Policy Split Option.


      The Policy Split Option is not available in Pennsylvania. In New York, there is a charge for the Policy Split Option Rider. The charge varies by Joint Age.


ESTATE PRESERVATION RIDER

      The Estate Preservation Rider is designed for use in situations in which a Policy is issued outside of an irrevocable life insurance trust but is expected to be transferred into such a trust within a year after the Date of Issue. This Rider provides four years of additional last survivor term coverage on the two Insureds. The goal of the rider is to provide a Death Benefit including this Rider, net of incremental estate taxes owed as a result of the Policy, at least equal to the Death Benefit provided by the Policy not including the Rider. This Rider is available only at issue and only where the Insureds are legally married to each other.

      The cost of the Estate Preservation Rider is a charge for the death benefit coverage included by this Rider, at the same rates that apply to the Additional Coverage. The coverage provided by this Rider will be level, regardless of whether Option A or Option B applies to the Face Amount of the Policy. The amount of coverage will be the initial Face Amount multiplied by a fraction the numerator of which is 0.55 and the denominator of which is 1-0.55, or 0.45. A factor of 0.55 is used in the above formula because the maximum estate tax rate is currently 55%.

      Any decrease in Face Amount during the first four Policy Years will result in a proportionate reduction in the coverage provided by the Estate Preservation Rider.

      The Estate Preservation Rider will terminate on the first Policy Anniversary, if the Owner of the Policy has not become an irrevocable life insurance trust by that time. If the Owner has become an irrevocable life insurance trust by such time, then the Rider will automatically terminate at the end of the fourth Policy Year.

TERM RIDER

      The Term Rider allows you to add individual life term coverage on either or both of the two Insureds. The Term Rider is available at any time, subject to submission of an application with evidence of insurability satisfactory to us, on Insureds with Issue Ages from 20 through 75. The Term Rider coverage is renewable through age 80. The maximum amount of Term Rider coverage for each Insured is 50% of the Face Amount of the Policy. Charges included in the Monthly Deductions will include amounts associated with the individual life term coverage. The cost of insurance rates for the Term Rider will be set forth in the Rider.

      Individual term life insurance coverage addresses different insurance needs than the survivorship life insurance coverage provided by the Face Amount of the Policy. Your determination of the usefulness of the Term Rider should be based on your specific insurance needs. Consult your sales representative for further information.

CONTINUING COVERAGE RIDER

      The Continuing Coverage Rider allows you to extend coverage at the Face Amount of a Policy beyond the younger Insured's Attained Age 100 if the Policy is still in force at that time. This Rider is available only at issue and only if the younger Insured is no older than Attained Age 75.

      On the date that the extension of coverage occurs, the Policy's Accumulated Value will be transferred to the Fixed Account, and no further transfers will be permitted. The Monthly Deductions will be set to zero. No further Premium Payments will be accepted. All other rights and benefits will continue while the Policy is in force.

      The charge is guaranteed never to exceed $3.50 per $1000 per month applied to the Net Amount at Risk. The current charge for the Continuing Coverage Rider is $2.50 per $1000 per month, applied to the Net Amount at Risk. The charge will begin at the younger Insured's Attained Age 90. At the time charges begin for this Rider, Policies with Death Benefit Option B will automatically be changed to Death Benefit Option A.

      The tax consequences associated with continuing a Policy beyond age 100 of the younger Insured are uncertain.

      The Continuing Coverage Rider is not available in Texas, Maryland or New York.

ENHANCED DEATH BENEFIT RIDER

The Enhanced Death Benefit Rider may provide a higher Death Benefit at a targeted age for the younger Insured. You select the target age. The Rider operates by increasing the otherwise applicable specified percentages that are shown in the Policy and which may be applied in determining the Death Benefit, beginning 4 years prior to the targeted Attained Age and ending at Attained Age 99 of the younger Insured, by the following percentages:


      Target Age - 4:  4%                Target Age -1:  16%                 Attained Age - 97: 12%
      Target Age - 3:  8%                Target Age through Age 95:  20%     Attained Age - 98:  8%
      Target Age - 2:  12%               Attained Age - 96:  16%             Attained Age - 99:  4%


      The target age must be at least the later of the younger Insured's Attained Age 70 and 15 years after the Date of Issue. The target age cannot be more than Attained Age 95 of the younger Insured. Once you select it, you may not change the target age. You may cancel this Rider at any time, but if you do, you may not reinstate it.

      There is no cost for the Enhanced Death Benefit Rider. However, if the Rider's increases in the specified percentages result in an increase in Death Benefit, the Net Amount at Risk will be higher than if the Rider did not apply, and the Cost of Insurance Charges will be commensurately higher.

      This Rider is available only at issue, and only where the younger Insured's Issue Age is 80 or less.


      The Enhanced Death Benefit Rider is not available in Texas.


AUTOMATIC INCREASE RIDER

      The Automatic Increase Rider will provide for regular increases in Face Amount. You may elect that such increases be effected annually in amounts equal to either of 5% or 10% of the sum of the Face Amount of the Policy at issue, plus all previous increases resulting from this Rider. You may also elect annual increases of a level amount equal to your planned periodic premiums for the Policy. In either case, the maximum increase that can be effected by means of the Automatic Increase Rider is 100% of the Face Amount of the Policy at issue.

      Increases in Face Amount effected by means of the Automatic Increase Rider will be similar to Additional Coverage in that there will be no Target Premium, no Surrender Charge and no per $1000 Monthly Administrative Charge associated with these increases.

      The cost of the Rider is that the Cost of Insurance Charge for the Policy will include amounts for the increase segments as they become effective. The cost of insurance rates will be the same as the rates we apply to Basic Coverage at issue. Guaranteed cost of insurance rates that will be applied to increases effected through this Rider will be set forth in the Rider.

      An Automatic Increase Rider terminates:

      (a) at your request

      (b) when the younger insured reaches Attained Age 81

      (c) when the maximum total increase is reached

      (d) on the death of the first to die of the Insureds, or (e) when a requested decrease in Face Amount becomes effective.

Termination of the Rider does not cancel previously added increases.

      This Rider is available only at issue, only if the younger Insured's Issue Age is at least 20 and less than 71, and only if neither Insured has a substandard rating in excess of 250%.


                        FEDERAL INCOME TAX CONSIDERATIONS

INTRODUCTION

      The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service.

TAX STATUS OF THE POLICY

      In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a life insurance policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. In the absence of such guidance there is some uncertainty as to whether the Policy will qualify as a life insurance contract for Federal tax purposes. Nevertheless, National Life believes it reasonable to conclude that a Policy will satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, National Life may take appropriate steps to bring the policy into compliance with such requirements and National Life reserves the right to modify the policy as necessary in order to do so.

      In certain circumstances, owners of variable life insurance policies have been considered for Federal income tax purposes to be the owners of the assets of separate accounts supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to separate account assets. There is little guidance in this area, and some features of the policy, such as the flexibility of Policy Owners to allocate premium payments and Accumulated Values, have not been explicitly addressed in published rulings. While National Life believes that the policy does not give Policy Owners investment control over Variable Account assets, we reserve the right to modify the policy as necessary to prevent the Policy Owner from being treated as the owner of the Variable Account assets supporting the Policy.

      In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the policy to be treated as a life insurance contract for Federal income tax purposes. It is intended that the Variable Account, through the Funds, will satisfy these diversification requirements.

      The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

      In General. National Life believes that the death benefit under a Policy should be excludible from the gross income of the beneficiary. Federal, state and local estate, inheritance, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


      Depending on the circumstances, the exchange of a Policy, an increase or decrease of a Policy's Face Amount, a change in the Policy's Death Benefit Option (i.e., a change from Death Benefit Option A to Death Benefit Option B or vice versa), a Policy loan, a Withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have Federal income tax consequences. A tax advisor should be consulted before effecting any of these policy changes.



      Generally, as long as you are not subject to the Alternative Minimum Tax, you will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend upon whether the Policy is classified as a "Modified Endowment Contract". Whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


      Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policy as to premium payments and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. The rules are too complex to be summarized here, but generally depend on the amount of premium payments made during the first seven policy years. Certain changes in a policy after it is issued, such as a reduction in benefits, could also cause it to be classified as a Modified Endowment Contract. A current or prospective Policy Owner should consult with a competent advisor to determine whether a policy transaction will cause the Policy to be classified as a Modified Endowment Contract.

      Distributions Other Than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:

      (1) All distributions other than death benefits from a Modified Endowment Contract, including distributions upon surrender and withdrawals, will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

      (2) Loans taken from or secured by a Policy classified as a Modified Endowment Contract are treated as distributions and taxed accordingly.

      (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary or designated beneficiary.


      If a Contract becomes a modified endowment contract, distributions that occur during the contract year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Contract within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Contract that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.


      Distributions Other Than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions other than death benefits from a Policy that is not classified as a Modified Endowment Contract are generally treated first as a recovery of the Policy Owner's investment in the policy and only after the recovery of all investment in the policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if policy benefits are reduced during the first 15 policy years may be treated in whole or in part as ordinary income subject to tax.

      Loans from or secured by a Policy that is not classified as a Modified Endowment Contract are generally not treated as distributions. However, the tax consequences associated with preferred Policy loans is less clear and a tax adviser should be consulted about such loans.

      Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional income tax.

      Investment in the Policy. Your investment in the Policy is generally your aggregate premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

      Policy Loan Interest. In general, interest paid on any loan under a Policy will not be deductible.

      Multiple Policies. All Modified Endowment Contracts that are issued by National Life (or its affiliates) to the same Policy Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

      Continuation Beyond Age 100. The tax consequences of continuing the Policy beyond the Insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th year.


      Policy Split Option. The policy split option permits a policy to be split into two single life insurance policies. It is not clear whether exercising the policy split option will be treated as a taxable transaction or whether the individual policies would be classified as modified endowment contracts. A tax advisor should be consulted before exercising the policy split option.


      Other Tax Considerations. The Policy can be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

      Federal and state estate, inheritance, transfer, and other tax consequences depend on the individual circumstances of each Policy Owner or beneficiary. A tax advisor should be consulted on these consequences.


      The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer ("GST") taxes. For example, the transfer of the Policy to, or the designation as a beneficiary of, or the payment of proceeds to, a person who is assigned to a generation which is two or more generations below the generation assignment of the Policy Owner (e.g., a grandchild) may have GST tax consequences under federal and state tax law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, GST and other taxes.


POSSIBLE TAX LAW CHANGES

      Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.

POSSIBLE CHARGES FOR NATIONAL LIFE'S TAXES

      At the present time, National Life makes no charge for any Federal, state or local taxes (other than the charge for state premium taxes and the DAC tax) that may be attributable to the Subaccounts or to the policies. National Life reserves the right to charge the Subaccounts for any future taxes or economic burden National Life may incur.


                                  VOTING RIGHTS


      We will invest all of the assets held in the Subaccounts of the Variable Account in shares of corresponding Portfolios of the Funds. The Funds do not hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever each Fund believes that it is necessary to vote to elect the Board of Directors of the Fund and to vote upon certain other matters that are required to be approved or ratified by the shareholders of a mutual fund.

      We are the legal owner of Fund shares and as such have the right to vote upon any matter that may be voted upon at a shareholders' meeting. However, in accordance with the SEC's view of present applicable law, we will vote the shares of the Funds at meetings of the shareholders of the appropriate Fund or Portfolio in accordance with instructions of Policy Owners. We will vote Fund shares for which Owners do not send timely instructions in the same proportion as those shares in that Subaccount for which instructions are received.

      If you have a voting interest, we will send you proxy material and a form for giving voting instructions. You may vote, by proxy or in person, only as to the Portfolios that correspond to the Subaccounts in which your Policy values are allocated. The number of shares held in each Subaccount attributable to a Policy for which you may provide voting instructions will be determined by dividing your Policy's Accumulated Value in that account by the net asset value of one share of the corresponding Portfolio as of the record date for the shareholder meeting. We will count fractional shares. For each share of a Portfolio for which Owners have no interest, we will cast votes, for or against any matter, in the same proportion as Owners provide voting instructions.

      If required by state insurance officials, we may disregard voting instructions if they would require shares to be voted so as to cause a change in the investment objectives or policies of one or more of the Portfolios, or to approve or disapprove an investment policy or investment adviser of one or more of the Portfolios. In addition, we may disregard voting instructions in favor of certain changes initiated by an Owner or a Fund's Board of Directors, if our disapproval of the change is reasonable and is based on a good faith determination that the change would be contrary to state law or otherwise inappropriate, considering the portfolio's objectives and purposes, and the effect the change would have on us. If we disregard voting instructions, we will advise you of that action and our reasons in the next semi-annual report to Owners.

      Shares of the Funds are currently being offered to variable life insurance and variable annuity separate accounts of life insurance companies other than National Life that are not affiliated with National Life. National Life understands that shares of these Funds also will be voted by such other life insurance companies in accordance with instructions from their policyholders invested in such separate accounts. This will dilute the effect of your voting instructions.


                CHANGES IN APPLICABLE LAW, FUNDING AND OTHERWISE


     The voting rights described in this Prospectus are created under applicable Federal securities laws. If changes in these laws or regulations eliminate the necessity to solicit your voting instructions or restrict such voting rights, we may proceed in accordance with any such laws or regulations.

      National Life also reserves the right, subject to compliance with applicable law, including approval of Owners, if so required:

      (1) to make changes in the form of the Variable Account, if in its judgment such changes would serve the interests of Owners or would be appropriate in carrying out the purposes of the Policies, for example:

            (i) operating the Variable Account as a management company under the 1940 Act

            (ii) deregistering the Variable Account under the 1940 Act if registration is no longer required

            (iii) combining or substituting separate accounts

            (iv) transferring the assets of the Variable Account to another separate account or to the Fixed Account

            (v) making changes necessary to comply with, obtain or continue any exemptions from the 1940 Act, or

            (vi) making other technical changes in the Policy to conform with any action described herein;

      (2) if in its judgment a Portfolio no longer suits the investment goals of the Policy, or if tax or marketing conditions so warrant, to substitute shares of another investment portfolio for shares of such Portfolio;

      (3) to eliminate, combine, or substitute Subaccounts and establish new Subaccounts, if in its judgment marketing needs, tax considerations, or investment conditions so warrant;

      (4) to transfer assets from a Subaccount to another Subaccount or separate account if the transfer in our judgment would best serve interests of Policy Owners or would be appropriate in carrying out the purposes of the Policies; and

      (5) to modify the provisions of the Policies to comply with applicable laws.

      We have reserved all rights in respect of our corporate name and any part thereof, including without limitation the right to withdraw its use and to grant its use to one or more other separate accounts and other entities.

      If your Policy has Accumulated Value in a Subaccount that is eliminated, we will notify you at least 30 days before the elimination, and will ask that you name the Subaccount or Subaccounts (or the Fixed Account) to which the Accumulated Value in that Subaccount should be transferred. If you do not name a new Subaccount, then we will use the Money Market Subaccount. In any case, if in the future we impose a transfer charge or limits on the number of transfers or free transfers, no charge will be made for this transfer, and it will not count toward any limit on transfers or free transfers.

                     OFFICERS AND DIRECTORS OF NATIONAL LIFE


      The officers and directors of National Life, as well as their principal occupations during the past five years, are listed below.

                                    PRINCIPAL OCCUPATION
NAME AND POSITION                   DURING THE PAST FIVE YEARS
-----------------                   --------------------------
Patrick E. Welch                    1997 to present - Chairman of the Board
    Chairman of the Board,          and Chief Executive Officer; 1992 to 1997 -
    Chief Executive Officer         Chairman of the Board, Chief Executive
                                    Officer and President of GNA Corporation

Thomas H. MacLeay                   1996 to Present - President and
    President, Chief                Chief Operating Officer; 1993 to
    Operating Officer,              1996 - Executive Vice President
    and Director                    & Chief Financial Officer

Robert E. Boardman                  1994 to present - Chairman of Hickok &
    Director                        Boardman Financial Network
                                    1967 to present - President of Hickok &
                                    Boardman Realty, Inc.

Earle H. Harbison, Jr.              1993 to present:  Chairman of
    Director                        Harbison Walker, Inc.

A. Gary Shilling                    1978 to present - President of A.
    Director                        Gary Shilling & Company, Inc.


James A. Mallon                     1998 to present:  Executive Vice President & Chief
    Executive Vice President &      Marketing Officer; 1996 to 1998:President & Chief
     Chief Marketing Officer        Executive Officer - Integon Life Insurance Corporation;
                                    1993 to 1996:  Senior Vice President & Chief Marketing
                                    Officer - Commercial Union Life Insurance Company
                                    Of America

William A. Smith                    1998 to present:  Executive Vice President & Chief
      Executive Vice President &    Financial Officer; 1994 to 1998 - Vice President and
      Chief Financial Officer       Controller, American Express Financial Advisors

Rodney A. Buck                      2000 to present - Executive Vice President and Chief
      Executive Vice President      Investment Officer; 1996 to 2000 - Senior Vice
      and Chief Investment          President and Chief Investment Officer; 1996 to present -
      Officer                       Chairman, President & Chief Executive Officer, National
                                    Life Investment Management Company, Inc. ("NLIMC");
                                    1998 to present - Chief Executive Office - Sentinel
                                    Advisors Company ("SAC"); 1987 to 1997 - Senior Vice
                                    President - SAC.

Gregory H. Doremus                  1998 to present:  Senior Vice President -
    Senior Vice President - New     New Business & Customer Services; 1994 to 1998 -
    Business & Customer Services    Vice President - Customer Services

                                    PRINCIPAL OCCUPATION
NAME AND POSITION                   DURING THE PAST FIVE YEARS
-----------------                   --------------------------
Michele S. Gatto                                     1999 to present - Senior Vice President & General
    Senior Vice President &                          Counsel; 1997 to 1999, Vice President, General Counsel
    General Counsel                                  and Secretary, Massachusetts Casualty
                                                     Insurance Company; 1986 to 1997, Vice
                                                     President, Assistant General Counsel,
                                                     Assistant Secretary/Treasurer, and other
                                                     legal positions, The Paul Revere
                                                     Corporation

Charles C. Kittredge                                 2000 to present: Senior Vice President - Marketing
      Senior Vice President - Marketing              Development and Operations; 1997 to 2000:  Senior Vice
      Development and Operations                     President - Sales and Distribution;  1993 to 1997: - Vice
                                                     President - Agency Financial Planning & Services


Wade H. Mayo                                         2000 to present: Senior Vice President; 1993 to
      Senior Vice President                          present: President and Chief Executive Officer - Life Insurance
                                                     Company of the Southwest ("LSW");  1996 to present: President -
                                                     LSW National Holdings, Inc.1989 to present: President & Director -
                                                     Insurance Investors Life Insurance Company


Joseph A. Miller                                     2000 to present: Senior Vice President; 1997 to
      Senior Vice President                          2000: Vice President & Director of Agencies;
                                                     1990 to 1997: Vice President - Southern Regional Office

Michael A. Tahan                                     1998 to present:  Senior Vice President & Chief
    Senior Vice President &                          Information Officer; 1991 to 1998 - First Vice
    Chief Information Officer                        President & Chief Information Officer,
                                                     Merrill Lynch Asset Management


                            DISTRIBUTION OF POLICIES


      We sell Policies through agents who are licensed by state insurance authorities to sell our variable life insurance policies, and who are also registered representatives of Equity Services, Inc. ("ESI") or registered representatives of broker/dealers who have Selling Agreements with ESI. ESI, whose address is National Life Drive, Montpelier, Vermont 05604, is a registered broker/dealer under the Securities Exchange Act of 1934 (the "1934 Act") and a member of the National Association of Securities Dealers, Inc. (the "NASD"). ESI is an indirect wholly-owned subsidiary of National Life, formed on October 7, 1968. ESI acts as the principal underwriter, as defined in the 1940 Act, of the Policies, and for the Variable Account pursuant to an Underwriting Agreement to which the Variable Account, ESI and National Life are parties.

      National Life is seeking approval to sell the Policies in all states and the District of Columbia. However, all approvals may not be obtained. The Policies are offered and sold only in those states where their sale is lawful.

      The directors of ESI are Patrick E. Welch, Thomas H. MacLeay, Rodney A. Buck, all of whose principal occupations are disclosed under "Directors and Officers of National Life" above, and Joseph M. Rob, the Chairman and Chief Executive Officer of ESI. ESI's other officers are:


      Kenneth R. Ehinger      President & Chief Operating Officer
      John M. Grab, Jr.       Senior Vice President & Chief Financial Officer
      Stephen A. Englese      Senior Vice President - Financial Products
      Gregory D. Teese        Vice President - Compliance
      Budd A. Shedaker        Assistant Vice President - Communications
      D. Russell Morgan       Counsel
      Sharon E. Bernard       Treasurer & Controller
      Lisa A. Pettrey         Secretary
      JoAnn K. Morissette     Assistant Secretary

      The principal business address of all these individuals is National Life Drive, Montpelier, Vermont 05604.

      We do the insurance underwriting , determine a proposed Insured's Rate Class, and determine whether to accept or reject an application for a Policy. We will refund any premiums paid if a Policy ultimately is not issued or will refund the applicable amount if the Policy is returned under the free look provision.

      Agents who are ESI registered representatives are compensated for sales of the Policies on a commission and service fee basis and with other forms of compensation. During the first Policy Year, agent commissions will not be more than 50% of the premiums paid up to the Target Premium (which is a function of Basic Coverage, and is shown in Appendix B to this Prospectus) and 2% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the agent commissions will not be more than 4% of the premiums paid up to the Target Premium, and 2% of premiums paid in excess of that amount. For Policy Year 11 and thereafter, agent commissions will be 1.5% of all premiums paid.

For premiums received in the year following an increase in Basic Coverage and attributable to the increase, agent commissions will not be more than 48.5% up to the Target Premium for the increase. Agents may also receive expense allowances, and will also receive service fees, starting in Policy Year 5, of 0.15% of unloaned Accumulated Value. Full time agents of National Life who achieve specified annual sales goals may be eligible for compensation in addition to the amounts stated above.

      Dealers other than ESI will receive gross concessions during the first Policy Year of 85% of the premiums paid up to the Target Premium, and 4% of the premiums paid in excess of that amount. For Policy Years 2 through 10, the gross dealer concession will not be more than 4% of the premiums paid. For Policy Year 11 and thereafter, the gross dealer concession will be 1.5% of all premiums paid. For premiums received in the year following an increase in Basic Coverage and attributable to the increase, the gross dealer concession will not be more than 50% up to the Target Premium for the increase. The aggregate amounts of sales load received by ESI in connection with the Policies in 1998 and 1999 were $86,611.59 and $261,084.25, respectively.




                                 POLICY REPORTS


      At least once each Policy Year we will send you a statement describing the status of the Policy, including setting forth:

      -     the Face Amount

      -     the current Death Benefit

      -     any Policy loans and accrued interest

      -     the current Accumulated Value

      -     the non-loaned Accumulated Value in the Fixed Account

      -     the amount held as Collateral in the Fixed Account

      -     the value in each Subaccount of the Variable Account

      -     premiums paid since the last report

      -     charges deducted since the last report

      -     any Withdrawals since the last report, and

      -     the current Cash Surrender Value.

      We currently plan to send such statements quarterly. In addition, we will send you a statement showing the status of the Policy following the transfer of amounts from one Subaccount of a Variable Account to another or between the Fixed Account and the Variable Account, the taking out of a loan, a repayment of a loan, a Withdrawal and the payment of any premiums (excluding those paid by bank draft or otherwise under the Automatic Payment Plan).

      We will send you a semi-annual report containing the financial statements of each Fund in which your Policy has Accumulated Value, as required by the 1940 Act.


                                STATE REGULATION


      We are subject to regulation and supervision by the Department of Banking, Insurance, Securities and Health Care Administration of the State of Vermont, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. We have filed a copy of the Policy form with, and where required obtained an approval by, insurance officials in each jurisdiction where the Policies are sold. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for the purposes of determining solvency and compliance with local insurance laws and regulations.

                   INSURANCE MARKETPLACE STANDARDS ASSOCIATION

      National Life is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may include the IMSA logo and information about IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

                                     EXPERTS

      The Financial Statements listed on Page F-1 have been included in this Prospectus, in reliance on the reports of PricewaterhouseCoopers LLP, independent accountants, given on the authority of that firm as experts in accounting and auditing.

      Actuarial matters included in the Prospectus have been examined by Elizabeth H. MacGowan, F.S.A. MAAA, Actuary - Product Development of National Life.


                                  LEGAL MATTERS


      Sutherland, Asbill & Brennan LLP of Washington, D.C. has provided advice on legal matters relating to certain aspects of Federal securities law applicable to the issue and sale of the Policies. Matters of Vermont law pertaining to the Policies, including National Life's right to issue the Policies and its qualification to do so under applicable laws and regulations issued thereunder, have been passed upon by Michele S. Gatto, Senior Vice President and General Counsel of National Life.

      The Variable Account is not a party to any litigation. There are no material legal proceedings involving National Life which are likely to have a material adverse effect upon the Variable Account or upon the ability of National Life to meet its obligations under the Policies. ESI is not engaged in any litigation of any material nature.



The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or the Variable Account.

                              FINANCIAL STATEMENTS


      The financial statements of National Life and of the relevant Subaccounts of the Variable Account appear on the following pages. The financial statements of National Life should be distinguished from the financial statements of the Variable Account and should be considered only as bearing upon National Life's ability to meet its obligations under the Policies.

                                            GLOSSARY


ACCUMULATED VALUE                   The sum of the Policy's values in the
                                    Variable Account and the Fixed Account.

ADDITIONAL COVERAGE                 One of the two types of coverage of which
                                    the Face Amount is comprised, which is
                                    provided by the Additional Protection
                                    Benefit Rider; the other type of coverage is Basic Coverage.

ADDITIONAL PROTECTION BENEFIT
RIDER A benefit that may be included in the Policy at your option, which provides Additional Coverage.

ATTAINED AGE                        The Issue Age of the Insured plus the number
                                    of full Policy Years which have passed since the Date of Issue.

BASIC COVERAGE                      One of the two types of coverage of which
                                    the Face Amount is comprised; the other type is Additional Coverage, provided by the Additional Protection Benefit Rider.

BENEFICIARY                         The person(s) or entity(ies) designated to
                                    receive all or some of the Death Benefit on the death of the last to die of the two
                                    Insureds. You designate the Beneficiary in the application. If you subsequently change
                                    Beneficiaries, then the Beneficiary is as shown in the latest change filed with us.
                                    The interest of any Beneficiary who dies before the last to die of the two Insureds shall vest in you unless otherwise stated.

CASH SURRENDER VALUE                The Accumulated Value minus any applicable
                                    Surrender Charge, and minus any outstanding
                                    Policy loans and accrued interest on such loans.

COLLATERAL                          The portion of the Accumulated Value in the
                                    Fixed Account which secures the amount of any Policy loan.

CODE                                The Internal Revenue Code of 1986, as
                                    amended.

CUMULATIVE GUARANTEE PREMIUM        The sum of the Monthly Guarantee Premiums in
                                    effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.

CUMULATIVE MINIMUM MONTHLY
PREMIUM The sum of the Minimum Monthly Premiums in effect on each Monthly Policy Date since the Date of Issue (including the current month), plus all Withdrawals and outstanding Policy loans and accrued interest.


DAC TAX A tax attributable to Specified Policy Acquisition Expenses under Section 848 of the Code.

DATE OF ISSUE                       The date on which the Policy is issued,
                                    which is set forth in the Policy. It is used to determine Policy Years, Policy Months and
                                    Monthly Policy Dates, as well as to measure suicide and contestable periods.

DEATH BENEFIT                       The Policy's Unadjusted Death Benefit, plus
                                    any relevant additional benefits provided by a supplementary benefit Rider, less any outstanding Policy loan and accrued interest, and less any unpaid Monthly
                                    Deductions.

DURATION The number of full years the insurance has been in force; for the Initial Face Amount, measured from the Date of Issue; for any increase in Face Amount, measured from the effective date of such increase.

FACE AMOUNT                         The Initial Face Amount plus any increases
                                    in Face Amount and minus any decreases in Face Amount. The Face Amount is the sum of the Basic Coverage and the Additional
                                    Coverage.

FIXED ACCOUNT                       The account which holds the assets of
                                    National Life which are available to support its insurance and annuity obligations.

GRACE PERIOD                        A 61-day period measured from the date on
                                    which we send a notice of pending lapse, during which the Policy will not lapse and insurance coverage continues. To prevent lapse, you must during the Grace Period make a premium payment equal to the sum of any amount by which the past Monthly Deductions have been in excess of Cash Surrender Value, plus three times the Monthly Deduction due the date the Grace Period began.

GUARANTEED DEATH BENEFIT RIDER      An optional Rider that will guarantee that
                                    the Policy will not lapse, either, prior to the end of the year that the younger Insured attains Age 80, or for the entire lifetimes of the Insureds, whichever you elect, regardless of investment performance, if the Cumulative Guarantee Premium has been paid as of each Monthly Policy Date.

HOME OFFICE                         National Life's Home Office at National Life
                                    Drive, Montpelier, Vermont 05604.

INITIAL FACE AMOUNT                 The Face Amount of the Policy on the Date of
                                    Issue. The Face Amount may be increased or decreased after the first Policy Year.

INSUREDS The two persons upon whose lives the Policy is issued.

ISSUE AGE                           The age of an Insured at his or her birthday
                                    nearest the Date of Issue. The Issue Ages of the two Insureds are stated in the Policy.

JOINT AGE                           The age assigned to the Policy, based on
                                    characteristics of the two Insureds, used in the calculation of the Target Premium and the Surrender Charge. The Joint Age is set forth in the Policy, and is discussed in Appendix B of this Prospectus.

MINIMUM BASIC COVERAGE AMOUNT       The Minimum Basic Coverage Amount is
                                    $100,000.

MINIMUM INITIAL PREMIUM             The minimum premium required to issue a
                                    Policy. It is equal to the Minimum
                                    Monthly Premium, or if the Guaranteed Death
                                    Benefit Rider applies to the Policy, the Monthly Guarantee Premium.

MINIMUM MONTHLY PREMIUM             The monthly premium which, if paid, will
                                    guarantee that the Policy will stay in force during the first five Policy Years. This amount, which includes any substandard charges and any applicable Rider charges, is determined separately for each Policy, based on the requested Initial Face Amount, and the Issue Ages, sexes and Rate Classes of the two Insureds. This premium is stated in the Policy, and will be restated upon changes in coverage.

MONTHLY ADMINISTRATIVE CHARGE       A charge included in the Monthly Deduction,
                                    which is intended to reimburse us for
                                    ordinary administrative expenses and
                                    distribution expenses.

MONTHLY DEDUCTION                   The amount deducted from the Accumulated
                                    Value on each Monthly Policy Date. It
                                    includes the Variable Account Charge, the Monthly Administrative Charge, the Cost of
                                    Insurance Charge, and the monthly cost of any benefits provided by Riders.

MONTHLY GUARANTEE PREMIUM           The monthly premium level which will keep
                                    the Guaranteed Death Benefit Rider in force.
                                    If the Guaranteed Death Benefit Rider
                                    applies only until the younger Insured's
                                    Attained Age 81, then the Monthly Guarantee
                                    Premium will be less than if you elect to have the Guaranteed Death Benefit Rider apply for the entire lifetimes of the two
                                    Insureds. If the Guaranteed Death Benefit
                                    Rider applies to a Policy, the Monthly
                                    Guarantee Premium will be stated in the
                                    Policy.

MONTHLY POLICY DATE                 The day in each calendar month which is the
                                    same day of the month as the Date of Issue, or the last day of any month having no such date, except that whenever the Monthly
                                    Policy Date would otherwise fall on a date other than a Valuation Day, the Monthly
                                    Policy Date will be deemed to be the next
                                    Valuation Day.

NET AMOUNT AT RISK                  The amount by which the Unadjusted Death
                                    Benefit exceeds the Accumulated Value.

NET PREMIUM                         The remainder of a premium after the
                                    deduction of the Premium Expense Charge.

OWNER The person(s) or entity(ies) entitled to exercise the rights granted in the Policy.

PLANNED PERIODIC PREMIUM            The premium amount which you plan to pay at
                                    the frequency selected. You may request a reminder notice and may change the amount of the Planned Periodic Premium. You are not required to pay the designated amount.

POLICY ANNIVERSARY                  The same day and month as the Date of Issue
                                    in each later year.

POLICY YEAR                         A year that starts on the Date of Issue or
                                    on a Policy Anniversary.

PREMIUM EXPENSE CHARGE              A charge deducted from each premium payment
                                    which has two parts: one to cover the cost of state and local premium taxes, and the federal DAC Tax, and the other to cover distribution expenses incurred in connection with the Policies.

RATE CLASS                          The classification of an Insured for cost of
                                    insurance purposes. The Rate Classes are:
                                    preferred nonsmoker; nonsmoker; preferred smoker; smoker; substandard and uninsurable.

RIDERS Optional benefits that you may elect to add to the Policy at an additional cost.

SURRENDER CHARGE                    The amount deducted from the Accumulated
                                    Value of the Policy upon lapse or surrender during the first 10 Policy Years or 10 years following an increase in Basic Coverage. The
                                    Surrender Charge is shown in the Policy and is discussed in Appendix B to this Prospectus.

TARGET PREMIUM                      The premium used in the determination of the
                                    amount of the Premium Expense Charge. This amount is shown in each Policy and is discussed in Appendix B to this Prospectus.

UNADJUSTED DEATH BENEFIT            Under Option A, the greater of the Face
                                    Amount or the applicable percentage of the Accumulated Value; under Option B, the greater of the Face Amount plus the Accumulated Value, or the applicable percentage of the Accumulated Value. The
                                    Death Benefit Option is selected at time of application but may be later changed.

VALUATION DAY                       Each day that the New York Stock Exchange is
                                    open for business other than the day after Thanksgiving and any day on which trading is restricted by directive of the Securities and Exchange Commission. Unless otherwise indicated, whenever under a Policy an event occurs or a transaction is to be effected on a day that is not a Valuation Date, it will be deemed to have occurred on the next
                                    Valuation Date.

VALUATION PERIOD                    The time between two successive Valuation
                                    Days. Each Valuation Period includes a
                                    Valuation Day and any non-Valuation Day or consecutive non-Valuation Days immediately preceding it.

WITHDRAWAL                          A payment made at your request pursuant to
                                    the right in the Policy to withdraw a
                                    portion of the Cash Surrender Value of the Policy. The Withdrawal Charge will be deducted from the Withdrawal Amount.

                                   APPENDIX A

  ILLUSTRATION OF DEATH BENEFITS, ACCUMULATED VALUES AND CASH SURRENDER VALUES

      The following tables illustrate how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy may change with the investment experience of the Variable Account. The tables show how the Death Benefits, Accumulated Values and Cash Surrender Values of a Policy issued to two Insureds of given age, sex and Rate Class would vary over time if the investment return on the assets held in each Portfolio of each of the Funds were a uniform, gross, annual rate of 0%, 6% and 12%.

      The tables on Pages A-2 to A-7 illustrate a Policy issued with the Insureds being a male age 55 and a female age 50, each in the Preferred Nonsmoker Rate Class with a Face Amount of $1,000,000 and Planned Periodic Premiums of $10,000 paid at the beginning of each Policy Year. Both Death Benefit Option A and Death Benefit Option B, are illustrated. The Death Benefits, Accumulated Values and Cash Surrender Values would be lower if either or both of the Insureds were in a nonsmoker, preferred smoker, smoker, substandard or uninsurable class since the cost of insurance charges are higher for these classes. Also, the values would be different from those shown if the gross annual investment returns averaged 0%, 6% and 12% over a period of years, but fluctuated above and below those averages for individual Policy Years. The net annual rate of return shown in the tables is the gross annual rate reduced to reflect the average investment advisory fee and average operating expenses of the Funds after reimbursement and the Variable Account Charge.


      The second column of the tables show the amount to which the premiums would accumulate if an amount equal to those premiums were invested to earn interest, after taxes, at 5% compounded annually. The columns shown under the heading "Guaranteed" assume that throughout the life of the policy, the monthly Cost of Insurance Charge, the Premium Expense Charge, the Variable Account Charge, and the Monthly Administrative Charge are charged at the maximum level. The columns under the heading "Current" assume that throughout the life of the Policy, the monthly charge for the cost of insurance is based on the current cost of insurance rates and that the Premium Expense Charge, the Variable Account Charge and the Monthly Administrative Charges are assessed at current levels.

      The amounts shown in all tables reflect an averaging of certain other asset charges described below that may be assessed under the Policy, depending upon how premiums are allocated. The total of these asset charges reflected in the Current and Guaranteed illustrations, not including the Variable Account Charge, is 0.83%. This total charge is based on an assumption that you allocate the Policy values equally among the Subaccounts of the Variable Account.

      These other asset charges reflect an investment advisory fee of 0.64%, which represents a simple average of the fees incurred by the Portfolios during 1999 and expenses of 0.19%, which is based on a simple average of the actual expenses incurred by the Portfolios during 1999. This total is based on the assumption that you allocate the Policy value equally among the Subaccounts of the Variable Account. These asset charges take into account expense reimbursement arrangements expected to be in place for 2000 for some of the Portfolios. In the absence of the reimbursement arrangements for some of the Portfolios, the other asset charges not including the Variable Account Charge, would have totalled an average of 1.06%. If the reimbursement arrangements were discontinued, the Accumulated Values and Cash Surrender Values of a Policy which allocates Accumulated Value equally among the Subaccounts would be lower than those shown in the following tables. For information on Fund expenses, see the prospectuses for the Funds accompanying this prospectus.

      The tables also reflect the fact that no charges for Federal or state income taxes are currently made against the Variable Accounts. If such a charge is made in the future, it would take a higher gross annual rate of return to produce the same Policy values.

      The tables illustrate the Policy values that would result based upon the hypothetical investment rates of return if premiums are paid and allocated as indicated, no amounts are allocated to the Fixed Account, and no Policy loans are made. The tables are also based on the assumption that you have not requested an increase or decrease in the Face Amount, that no Withdrawals have been made and no transfers have been made in any Policy Year, and that no Riders have been purchased.

     Illustrated values may vary based on Policy variations required by individual states.

      Upon request, we will provide a comparable illustration based upon the proposed Insureds' Ages and Rate Classes, the Death Benefit Option, Face Amount, Planned Periodic Premiums and Riders requested and state of issue.

                                 NATIONAL LIFE
                SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION A           ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
           (NET ANNUAL RATE OF RETURN OF -1.63% IN THE FIRST 10 YEARS
            and -1.13% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
             -1.73% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                         Premiums               Guaranteed                              Current
                        Accumulated  ----------------------------------  -------------------------------------
          End of          at 5%                     Cash                                   Cash
          Policy         Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year          Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----          --------      -----       -----       -------        -----       -----       -------
             1            10,500       7,626            0   1,000,000         7,634            0   1,000,000
             2            21,525      15,005        5,005   1,000,000        15,028        5,028   1,000,000
             3            33,101      22,117       12,117   1,000,000        22,164       12,164   1,000,000
             4            45,256      28,941       18,941   1,000,000        29,016       19,016   1,000,000
             5            58,019      35,449       25,449   1,000,000        35,559       25,559   1,000,000
             6            71,420      41,613       33,446   1,000,000        41,764       33,597   1,000,000
             7            85,491      47,400       41,233   1,000,000        47,597       41,430   1,000,000
             8           100,266      52,774       48,608   1,000,000        53,315       49,149   1,000,000
             9           115,779      57,698       55,531   1,000,000        58,923       56,756   1,000,000
            10           132,068      62,122       61,955   1,000,000        64,412       64,245   1,000,000
            11           149,171      65,990       65,990   1,000,000        71,465       71,465   1,000,000
            12           167,130      69,229       69,229   1,000,000        78,390       78,390   1,000,000
            13           185,986      71,748       71,748   1,000,000        85,172       85,172   1,000,000
            14           205,786      73,427       73,427   1,000,000        91,784       91,784   1,000,000
            15           226,575      74,133       74,133   1,000,000        98,206       98,206   1,000,000
            16           248,404      73,717       73,717   1,000,000       104,406      104,406   1,000,000
            17           271,324      72,014       72,014   1,000,000       110,345      110,345   1,000,000
            18           295,390      68,846       68,846   1,000,000       115,975      115,975   1,000,000
            19           320,660      64,021       64,021   1,000,000       121,235      121,235   1,000,000
            20           347,193      57,301       57,301   1,000,000       126,050      126,050   1,000,000
            25           501,135           0            0           0       145,339      145,339   1,000,000
            30           697,608           0            0           0       133,585      133,585   1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.


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

                                 NATIONAL LIFE
                SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION A                 ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
         (NET ANNUAL RATE OF RETURN OF 4.27% IN THE FIRST 10 YEARS and
              4.80% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
              4.17% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                      Premiums                  Guaranteed                              Current
                     Accumulated  ------------------------------------  -------------------------------------
          End of       at 5%                    Cash                                   Cash
          Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----       --------      -----       -----       -------        -----       -----       -------
            1             10,500       8,116            0   1,000,000         8,125            0   1,000,000
            2             21,525      16,452        6,452   1,000,000        16,478        6,478   1,000,000
            3             33,101      24,993       14,993   1,000,000        25,046       15,046   1,000,000
            4             45,256      33,720       23,720   1,000,000        33,809       23,809   1,000,000
            5             58,019      42,609       32,609   1,000,000        42,746       32,746   1,000,000
            6             71,420      51,633       43,467   1,000,000        51,829       43,663   1,000,000
            7             85,491      60,761       54,595   1,000,000        61,028       54,862   1,000,000
            8            100,266      69,958       65,792   1,000,000        70,605       66,439   1,000,000
            9            115,779      79,184       77,017   1,000,000        80,580       78,413   1,000,000
            10           132,068      88,387       88,220   1,000,000        90,960       90,793   1,000,000
            11           149,171      97,507       97,507   1,000,000       103,657      103,657   1,000,000
            12           167,130     106,466      106,466   1,000,000       116,925      116,925   1,000,000
            13           185,986     115,166      115,166   1,000,000       130,776      130,776   1,000,000
            14           205,786     123,477      123,477   1,000,000       145,215      145,215   1,000,000
            15           226,575     131,255      131,255   1,000,000       160,250      160,250   1,000,000
            16           248,404     138,335      138,335   1,000,000       175,883      175,883   1,000,000
            17           271,324     144,533      144,533   1,000,000       192,108      192,108   1,000,000
            18           295,390     149,646      149,646   1,000,000       208,912      208,912   1,000,000
            19           320,660     153,456      153,456   1,000,000       226,274      226,274   1,000,000
            20           347,193     155,693      155,693   1,000,000       244,164      244,164   1,000,000
            25           501,135     128,044      128,044   1,000,000       344,981      344,981   1,000,000
            30           697,608           0            0           0       451,264      451,264   1,000,000

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
            SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
             DEATH BENEFIT OPTION A              ANNUAL PREMIUM $10,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
         (NET ANNUAL RATE OF RETURN OF 10.17% IN THE FIRST 10 YEARS and
              10.73% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
             10.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                      Premiums                Guaranteed                              Current
                    Accumulated  -------------------------------------  -------------------------------------
          End of       at 5%                     Cash                                   Cash
          Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----       --------      -----       -----       -------        -----       -----       -------
           1            10,500       8,607            0   1,000,000         8,616            0   1,000,000
           2            21,525      17,959        7,959   1,000,000        17,988        7,988   1,000,000
           3            33,101      28,106       18,106   1,000,000        28,166       18,166   1,000,000
           4            45,256      39,099       29,099   1,000,000        39,206       29,206   1,000,000
           5            58,019      50,996       40,996   1,000,000        51,165       41,165   1,000,000
           6            71,420      63,852       55,686   1,000,000        64,104       55,938   1,000,000
           7            85,491      77,732       71,565   1,000,000        78,089       71,922   1,000,000
           8           100,266      92,701       88,534   1,000,000        93,488       89,321   1,000,000
           9           115,779     108,833      106,666   1,000,000       110,452      108,285   1,000,000
          10           132,068     126,201      126,034   1,000,000       129,134      128,967   1,000,000
          11           149,171     144,883      144,883   1,000,000       151,896      151,896   1,000,000
          12           167,130     164,956      164,956   1,000,000       177,082      177,082   1,000,000
          13           185,986     186,494      186,494   1,000,000       204,942      204,942   1,000,000
          14           205,786     209,561      209,561   1,000,000       235,747      235,747   1,000,000
          15           226,575     234,235      234,235   1,000,000       269,806      269,806   1,000,000
          16           248,404     260,602      260,602   1,000,000       307,454      307,454   1,000,000
          17           271,324     288,771      288,771   1,000,000       349,066      349,066   1,000,000
          18           295,390     318,875      318,875   1,000,000       395,055      395,055   1,000,000
          19           320,660     351,093      351,093   1,000,000       445,886      445,886   1,000,000
          20           347,193     385,625      385,625   1,000,000       502,082      502,082   1,000,000
          25           501,135     603,292      603,292   1,000,000       890,837      890,837   1,000,000
          30           697,608     960,215      960,215   1,008,226     1,542,053    1,542,053   1,619,155


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
                SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION B          ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 0%
         (NET ANNUAL RATE OF RETURN OF -1.63% IN THE FIRST 10 YEARS and
              -1.13% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
             -1.73% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)

                      Premiums                Guaranteed                              Current
                    Accumulated  -------------------------------------  -------------------------------------
          End of       at 5%                     Cash                                   Cash
          Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----       --------      -----       -----       -------        -----       -----       -------
           1            10,500       7,625            0   1,007,625         7,634            0   1,007,634
           2            21,525      15,002        5,002   1,015,002        15,025        5,025   1,015,025
           3            33,101      22,107       12,107   1,022,107        22,153       12,153   1,022,153
           4            45,256      28,916       18,916   1,028,916        28,991       18,991   1,028,991
           5            58,019      35,399       25,399   1,035,399        35,509       25,509   1,035,509
           6            71,420      41,523       33,357   1,041,523        41,674       33,507   1,041,674
           7            85,491      47,251       41,084   1,047,251        47,448       41,281   1,047,448
           8           100,266      52,542       48,376   1,052,542        53,099       48,932   1,053,099
           9           115,779      57,352       55,186   1,057,352        58,631       56,465   1,058,631
          10           132,068      61,626       61,460   1,061,626        64,037       63,871   1,064,037
          11           149,171      65,301       65,301   1,065,301        70,994       70,994   1,070,994
          12           167,130      68,295       68,295   1,068,295        77,808       77,808   1,077,808
          13           185,986      70,507       70,507   1,070,507        84,464       84,464   1,084,464
          14           205,786      71,808       71,808   1,071,808        90,931       90,931   1,090,931
          15           226,575      72,056       72,056   1,072,056        97,184       97,184   1,097,184
          16           248,404      71,093       71,093   1,071,093       103,187      103,187   1,103,187
          17           271,324      68,752       68,752   1,068,752       108,893      108,893   1,108,893
          18           295,390      64,857       64,857   1,064,857       114,246      114,246   1,114,246
          19           320,660      59,231       59,231   1,059,231       119,173      119,173   1,119,173
          20           347,193      51,658       51,658   1,051,658       123,587      123,587   1,123,587
          25           501,135           0            0           0       139,974      139,974   1,139,974
          30           697,608           0            0           0       120,204      120,204   1,120,204

The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
            SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE PREMIUM
                       ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
             DEATH BENEFIT OPTION B           ANNUAL PREMIUM $10,000

              ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 6%
         (NET ANNUAL RATE OF RETURN OF 4.27% IN THE FIRST 10 YEARS and
              4.80% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
             10.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


                      Premiums                Guaranteed                              Current
                    Accumulated  -------------------------------------  -------------------------------------
          End of       at 5%                     Cash                                   Cash
          Policy      Interest   Accumulated  Surrender      Death      Accumulated  Surrender      Death
           Year       Per Year      Value       Value       Benefit        Value       Value       Benefit
           ----       --------      -----       -----       -------        -----       -----       -------
           1            10,500       8,116            0   1,008,116         8,124            0   1,008,124
           2            21,525      16,449        6,449   1,016,449        16,475        6,475   1,016,475
           3            33,101      24,982       14,982   1,024,982        25,034       15,034   1,025,034
           4            45,256      33,690       23,690   1,033,690        33,780       23,780   1,033,780
           5            58,019      42,548       32,548   1,042,548        42,685       32,685   1,042,685
           6            71,420      51,520       43,353   1,051,520        51,715       43,549   1,051,715
           7            85,491      60,566       54,400   1,060,566        60,832       54,665   1,060,832
           8           100,266      69,642       65,475   1,069,642        70,309       66,142   1,070,309
           9           115,779      78,694       76,527   1,078,694        80,164       77,997   1,080,164
          10           132,068      87,656       87,490   1,087,656        90,403       90,236   1,090,403
          11           149,171      96,450       96,450   1,096,450       102,927      102,927   1,102,927
          12           167,130     104,974      104,974   1,104,974       115,988      115,988   1,115,988
          13           185,986     113,101      113,101   1,113,101       129,591      129,591   1,129,591
          14           205,786     120,667      120,667   1,120,667       143,731      143,731   1,143,731
          15           226,575     127,484      127,484   1,127,484       158,405      158,405   1,158,405
          16           248,404     133,342      133,342   1,133,342       173,598      173,598   1,173,598
          17           271,324     138,006      138,006   1,138,006       189,286      189,286   1,189,286
          18           295,390     141,219      141,219   1,141,219       205,430      205,430   1,205,430
          19           320,660     142,711      142,711   1,142,711       221,972      221,972   1,221,972
          20           347,193     142,159      142,159   1,142,159       238,836      238,836   1,238,836
          25           501,135      92,109       92,109   1,092,109       330,948      330,948   1,330,948
          30           697,608           0            0           0       407,333      407,333   1,407,333


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

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

                                 NATIONAL LIFE
                SENTINEL ESTATE PROVIDER LAST SURVIVOR FLEXIBLE
                   PREMIUM ADJUSTABLE VARIABLE LIFE INSURANCE

                             $1,000,000 FACE AMOUNT
                 MALE INSURED ISSUE AGE 55, PREFERRED NONSMOKER
                FEMALE INSURED ISSUE AGE 50, PREFERRED NONSMOKER
              DEATH BENEFIT OPTION B         ANNUAL PREMIUM $10,000

             ASSUMING HYPOTHETICAL GROSS ANNUAL RATE OF RETURN 12%
         (NET ANNUAL RATE OF RETURN OF 10.17% IN THE FIRST 10 YEARS and
              10.73% THEREAFTER FOR THE CURRENT ILLUSTRATIONS, and
             10.06% IN ALL YEARS FOR THE GUARANTEED ILLUSTRATIONS)


               Premiums                Guaranteed                               Current
              Accumulated -------------------------------------- --------------------------------------
   End of        at 5%                    Cash                                   Cash
   Policy      Interest   Accumulated   Surrender     Death      Accumulated   Surrender     Death
    Year       Per Year      Value        Value      Benefit        Value        Value      Benefit
    ----       --------      -----        -----      -------        -----        -----      -------
      1            10,500        8,607           0    1,008,607         8,616           0    1,008,616
      2            21,525       17,955       7,955    1,017,955        17,984       7,984    1,017,984
      3            33,101       28,093      18,093    1,028,093        28,153      18,153    1,028,153
      4            45,256       39,065      29,065    1,039,065        39,172      29,172    1,039,172
      5            58,019       50,922      40,922    1,050,922        51,091      41,091    1,051,091
      6            71,420       63,709      55,543    1,063,709        63,960      55,794    1,063,960
      7            85,491       77,476      71,309    1,077,476        77,831      71,664    1,077,831
      8           100,266       92,269      88,103    1,092,269        93,083      88,917    1,093,083
      9           115,779      108,138     105,972    1,108,138       109,861     107,694    1,109,861
     10           132,068      125,125     124,958    1,125,125       128,307     128,141    1,128,307
     11           149,171      143,262     143,262    1,143,262       150,768     150,768    1,150,768
     12           167,130      162,571     162,571    1,162,571       175,572     175,572    1,175,572
     13           185,986      183,049     183,049    1,183,049       202,953     202,953    1,202,953
     14           205,786      204,663     204,663    1,204,663       233,153     233,153    1,233,153
     15           226,575      227,357     227,357    1,227,357       266,446     266,446    1,266,446
     16           248,404      251,057     251,057    1,251,057       303,123     303,123    1,303,123
     17           271,324      275,662     275,662    1,275,662       343,495     343,495    1,343,495
     18           295,390      301,052     301,052    1,301,052       387,896     387,896    1,387,896
     19           320,660      327,090     327,090    1,327,090       436,675     436,675    1,436,675
     20           347,193      353,582     353,582    1,353,582       490,207     490,207    1,490,207
     25           501,135      479,969     479,969    1,479,969       852,095     852,095    1,852,095
     30           697,608      531,111     531,111    1,531,111     1,409,274   1,409,274    2,409,274


The Death Benefit may, and the Accumulated Values and Cash Surrender Values will, differ if premiums are paid in different amounts or frequencies.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCUMULATED VALUE AND CASH SURRENDER VALUE WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SUBACCOUNTS OF THE VARIABLE ACCOUNT AND THE DIFFERENT RATES OF RETURN OF THE SUBACCOUNTS IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, 6%, OR 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR PARTICULAR SUBACCOUNTS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                   APPENDIX B

                             JOINT AGE CALCULATION

To calculate Joint Age, the two insureds ages are converted to adjusted ages, the difference in adjusted ages, the difference in the adjusted ages is converted to an add-on, and the add-on is added to the adjusted age of the younger insured.

Step1:  Sex Adjustment
         Make the following adjustment to each insured's age based on sex:

             Male:                     Subtract 0
             Female:                   Subtract 5

Step2:  Substandard Rating Adjustment:
         Take the results from Step 1 and make the following adjustment to each insured's age based on tobacco use:

             Male Tobacco:             Add 3
             Female Tobacco:           Add 2

Step2:  Substandard Rating Adjustment:
         Take the results from Step 2 and make the following adjustment to each insured's age based on substandard rating table:
             Table A (125%)            Add 2        Table F (250%)        Add 12
             Table B (150%)            Add 4        Table H (300%)        Add 14
             Table C (175%)            Add 6        Table J (350%)        Add 15
             Table D (200%)            Add 8        Table L (400%)        Add 16
             Table E (225%)            Add 10       Table P (500%)        Add 19

         If the adjusted age exceeds 100, then cap the adjusted age at 100.

Step 4: Uninsurables:
         An adjusted age of 100 will be used for all uninsurables.

Step 5: Age Add-on:
         Take the difference of the adjusted ages and determine the add-on from the following table:
             0            0
             1-2          1
             3-4          2
             5-6          3
             7-9          4
             10-12        5
             13-15        6
             16-18        7
             19-23        8
             24-28        9
             29-34        10
             35-39        11
             40-44        12
             45-47        13
             48-50        14
             51-53        15
             54-56        16
             57-60        17
             61-64        18
             65-69        19
             70-75        20
             76-85        21

Step 6: Joint Age:
         Add the add-on from Step 5 to the younger adjusted age to get the Joint Age.

                      Target Premiums and Surrender Charges
                   (Annual rates per $1000 of Basic Coverage)

The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year. These charges do not apply to Policies issued in New York - see Appendix C for the initial surrender charges that apply to Policies issued in New York


                         Initial      Level                                      Initial      Level
    Joint    Target     Surrender    Period                 Joint    Target     Surrender    Period
     Age     Premium     Charge    (in years)                Age     Premium     Charge    (in years)
     ---     -------     ------    ----------                ---     -------     ------    ----------
 15 or less   2.40        2.40          5                    53      11.70       11.70          5
     16       2.50        2.50          5                    54      12.90       12.90          5
     17       2.60        2.60          5                    55      14.05       14.05          5
     18       2.65        2.65          5                    56      15.25       15.25          5
     19       2.75        2.75          5                    57      16.45       16.45          5
     20       2.80        2.80          5                    58      17.65       17.65          5
     21       2.90        2.90          5                    59      18.80       18.80          5
     22       3.00        3.00          5                    60      20.00       20.00          5
     23       3.10        3.10          5                    61      20.75       20.75          5
     24       3.20        3.20          5                    62      21.50       21.50          5
     25       3.30        3.30          5                    63      22.70       22.70          5
     26       3.35        3.35          5                    64      23.90       23.90          5
     27       3.45        3.45          5                    65      25.05       25.05          5
     28       3.60        3.60          5                    66      26.25       26.25          5
     29       3.70        3.70          5                    67      27.45       27.45          5
     30       3.80        3.80          5                    68      28.65       28.65          5
     31       3.90        3.90          5                    69      29.80       29.80          5
     32       4.00        4.00          5                    70      31.00       31.00          5
     33       4.15        4.15          5                    71      31.75       31.75          5
     34       4.30        4.30          5                    72      32.50       32.50          5
     35       4.50        4.50          5                    73      33.45       33.45          5
     36       4.70        4.70          5                    74      34.40       34.40          5
     37       4.85        4.85          5                    75      35.30       35.30          5
     38       5.05        5.05          5                    76      36.25       36.25          5
     39       5.30        5.30          5                    77      37.20       37.20          5
     40       5.50        5.50          5                    78      38.15       38.15          4
     41       5.65        5.65          5                    79      39.05       39.05          4
     42       5.80        5.80          5                    80      40.00       40.00          3
     43       6.35        6.35          5                    81      40.00       41.00          3
     44       6.85        6.85          5                    82      40.00       42.00          3
     45       7.40        7.40          5                    83      40.00       43.00          2
     46       7.90        7.90          5                    84      40.00       44.00          2
     47       8.45        8.45          5                    85      40.00       45.00          1
     48       8.95        8.95          5                    86      40.00       46.00          1
     49       9.50        9.50          5                    87      40.00       47.00          1
     50      10.00       10.00          5                    88      40.00       48.00          1
     51      10.25       10.25          5                    89      40.00       49.00          0
     52      10.50       10.50          5                    90      40.00       50.00          0

                                   APPENDIX C

                      New York Surrender Charge Information

                       SENTINEL ESTATE PROVIDER - NEW YORK
                      Target Premiums and Surrender Charges
                   (Annual rates per $1,000 of Basic Coverage)


The initial surrender charge is level for the number of years indicated below. Following this level period, the surrender charge decreases linearly by month until it is zero at the beginning of the 11th year.


                       Initial     Level                                      Initial    Level
             Target   Surrender   Period                          Target     Surrender  Period
 Joint Age   Premium    Charge    (years)              Joint Age  Premium     Charge    (years)
--------------------------------------------           ------------------------------------------
 Up to 15         2.40      2.40     5                    53          11.70      11.70     5
    16            2.50      2.50     5                    54          12.90      12.90     5
    17            2.60      2.60     5                    55          14.05      14.05     5
    18            2.65      2.65     5                    56          15.25      15.25     4
    19            2.75      2.75     5                    57          16.45      16.31     4
    20            2.80      2.80     5                    58          17.65      16.99     4
    21            2.90      2.90     5                    59          18.80      17.36     4
    22            3.00      3.00     5                    60          20.00      18.59     3
    23            3.10      3.10     5                    61          20.75      19.50     3
    24            3.20      3.20     5                    62          21.50      19.99     3
    25            3.30      3.30     5                    63          22.70      21.06     3
    26            3.35      3.35     5                    64          23.90      21.63     3
    27            3.45      3.45     5                    65          25.05      22.89     3
    28            3.60      3.60     5                    66          26.25      23.53     3
    29            3.70      3.70     5                    67          27.45      24.96     3
    30            3.80      3.80     5                    68          28.65      25.66     3
    31            3.90      3.90     5                    69          29.80      27.25     3
    32            4.00      4.00     5                    70          31.00      28.04     3
    33            4.15      4.15     5                    71          31.75      28.84     3
    34            4.30      4.30     5                    72          32.50      29.66     3
    35            4.50      4.50     5                    73          33.45      31.60     3
    36            4.70      4.70     5                    74          34.40      32.54     3
    37            4.85      4.85     5                    75          35.30      33.50     3
    38            5.05      5.05     5                    76          36.25      34.49     3
    39            5.30      5.30     5                    77          37.20      36.80     3
    40            5.50      5.50     5                    78          38.15      37.94     3
    41            5.65      5.65     5                    79          39.05      39.13     3
    42            5.80      5.80     5                    80          40.00      40.37     3
    43            6.35      6.35     5                    81          40.00      41.00     3
    44            6.85      6.85     5                    82          40.00      42.00     3
    45            7.40      7.40     5                    83          40.00      43.00     3
    46            7.90      7.90     5                    84          40.00      44.00     3
    47            8.45      8.45     5                    85          40.00      45.00     3
    48            8.95      8.95     5                    86          40.00      46.00     2
    49            9.50      9.50     5                    87          40.00      47.00     2
    50           10.00     10.00     5                    88          40.00      48.00     2
    51           10.25     10.25     5                    89          40.00      49.00     2
    52           10.50     10.50     5                    90          40.00      50.00     2

                                   -UNAUDITED-
--------------------------------------------------------------------------------
On January 1, 1999, National Life Insurance Company (National Life) converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. Policyholders of National Life with policies issued after December 31, 1998 also become members of National Life Holding Company.

As part of this reorganization, National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization, and was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Notes 2, 11 and 13 of National Life's financial statements provide additional information about the Closed Block.

Under current accounting guidance, National Life's assets, liabilities, pre-tax net income and cash flows associated with the Closed Block were reclassified into single line net presentations within National Life Insurance Company and Subsidiaries' financial statements, and excluded from many of the disclosures contained in the corresponding notes to those financial statements.

The American Institute of Certified Public Accountants has proposed changes to the accounting treatment for Closed Blocks. Included in the proposal is the presentation of Closed Block assets, liabilities, pre-tax net income and cash flows in their normal categories, instead of the current single line net presentations. It is currently anticipated that this proposal will be adopted retroactively for all presented periods beginning with December 31, 2000 reporting.

Management of National Life has therefore elected to also include consolidated financial statements prepared at the National Life Holding Company level. These financial statements do not reflect the closed block single line net presentation, and therefore should provide more comparable year to year information for the reader.

--------------------------------------------------------------------------------

                               NATIONAL LIFE GROUP

                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]





                        REPORT OF INDEPENDENT ACCOUNTANTS





To the Board of Directors and Members of National Life Holding Company:



In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Holding Company and its subsidiaries (the National Life Group) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life Group's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company as part of this reorganization.



/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE GROUP
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                           $    296,468     $    347,949
  Available-for-sale debt and equity securities                          5,110,272        5,438,784
  Trading equity securities                                                 11,793                -
  Mortgage loans                                                         1,162,956        1,098,504
  Policy loans                                                             761,235          776,363
  Real estate investments                                                   86,003           75,566
  Other invested assets                                                    150,963          113,696
-----------------------------------------------------------------------------------------------------

     Total cash and invested assets                                      7,579,690        7,850,862

  Deferred policy acquisition costs                                        538,127          416,733
  Accrued investment income                                                118,273          119,249
  Premiums and fees receivable                                              22,033           21,044
  Deferred income taxes                                                    101,183           21,541
  Amounts recoverable from reinsurers                                      302,607          253,651
  Present value of future profits of insurance acquired                    113,851           45,539
  Property and equipment, net                                               45,609           59,503
  Other assets                                                             130,081          133,702
  Separate account assets                                                  404,030          283,948
-----------------------------------------------------------------------------------------------------

     Total assets                                                     $  9,355,484     $  9,205,772
=====================================================================================================

LIABILITIES:
  Policy benefit liabilities                                          $  4,039,966     $  3,907,114
  Policyholders' accounts                                                3,503,328        3,348,132
  Policyholders' deposits                                                   46,189           38,520
  Policy claims payable                                                     39,262           31,900
  Policyholders' dividends                                                  53,552           54,757
  Amounts payable to reinsurers                                             19,213           35,481
  Collateral held on loaned securities                                     115,524          193,491
  Other liabilities and accrued expenses                                   274,172          307,036
  Debt                                                                      76,092           78,088
  Separate account liabilities                                             400,867          264,421
-----------------------------------------------------------------------------------------------------

     Total liabilities                                                   8,568,165        8,258,940
-----------------------------------------------------------------------------------------------------

MINORITY INTERESTS                                                          12,331           64,529

EQUITY:
  Retained earnings                                                        832,688          776,060
  Accumulated other comprehensive (loss) income                            (57,700)         106,243
-----------------------------------------------------------------------------------------------------

     Total equity                                                          774,988          882,303
-----------------------------------------------------------------------------------------------------

     Total liabilities, minority interests and equity                 $  9,355,484     $  9,205,772
=====================================================================================================


  The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------
(In Thousands)                                                 1999             1998
-----------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                        $  383,395       $   386,260
 Policy and contract charges                                   54,624            48,463
 Net investment income                                        565,818           550,339
 Net investment gains                                           3,140             8,450
 Mutual fund commission and fee income                         56,232            49,670
 Other income                                                  19,847            17,271
-----------------------------------------------------------------------------------------

   Total revenues                                           1,083,056         1,060,453
-----------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                               112,923            98,252
 Policy benefits                                              330,334           346,779
 Policyholders' dividends                                     106,858           107,102
 Interest credited to policyholders' accounts                 207,736           208,505
 Operating expenses                                           164,899           141,242
 Sales practice remediation costs                                   -            40,575
 Policy acquisition expenses, net                              76,862            90,323
-----------------------------------------------------------------------------------------

   Total benefits and expenses                                999,612         1,032,778
-----------------------------------------------------------------------------------------

Income before income taxes and minority interests              83,444            27,675

  Income tax expense (benefit)                                 17,380            (1,020)
-----------------------------------------------------------------------------------------

Income before minority interests                               66,064            28,695

  Minority interests                                            9,436             8,507
-----------------------------------------------------------------------------------------

NET INCOME                                                     56,628            20,188

OTHER COMPREHENSIVE INCOME, NET
  Unrealized (losses) gains on securities, net               (163,943)           21,226
-----------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                          $ (107,315)      $    41,414
=========================================================================================




   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEARS ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------
(In Thousands)                                                             1999             1998
-----------------------------------------------------------------------------------------------------

RETAINED EARNINGS:
  Balance at January 1                                                 $  776,060       $   755,872
  Net income                                                               56,628            20,188
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  832,688       $   776,060
=====================================================================================================


ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                 $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net        (163,943)           21,226
-----------------------------------------------------------------------------------------------------

    Balance at December 31                                             $  (57,700)      $   106,243
=====================================================================================================

TOTAL EQUITY:
  Balance at December 31                                               $  774,988       $   882,303
=====================================================================================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                 1999              1998
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                    $    56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                       976           6,541
      Policy liabilities                                                           82,699          87,367
      Deferred policy acquisition costs                                           (36,857)         (7,580)
      Policyholders' dividends                                                     (1,205)          1,362
      Deferred income taxes                                                         9,883         (13,330)
   Net investment gains                                                            (3,140)         (8,450)
   Depreciation                                                                     7,339           6,977
   Other                                                                            4,767          12,714
--------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                    121,090         105,789
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                 1,576,457       2,020,526
  Cost of investments acquired                                                 (1,778,511)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                (61,632)              -
  Other                                                                            14,788          14,656
--------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                       (248,898)       (200,819)
--------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                            579,795         563,606
  Policyholders' withdrawals, including policy charges                           (424,599)       (452,184)
  Net decrease in borrowings under repurchase agreements                                -        (234,570)
  Net (decrease) increase in securities lending liabilities                       (77,967)        173,726
  Other                                                                              (902)         20,221
--------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                      76,327          70,799
--------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                         (51,481)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                               347,949         372,180
--------------------------------------------------------------------------------------------------------------

  End of year                                                                 $   296,468     $   347,949
==============================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE GROUP
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Holding Company and its subsidiaries and affiliates (the National Life Group) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". National Life Group employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within National Life Group develop and distribute individual life insurance and annuity products. National Life Group markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. National Life Group provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. National Life Group has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of National Life Group's total collected premiums and deposits are from residents of New York and California.

Members of the National Life Group also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of National Life Group have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life Group, which consists of National Life HoIding Company and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the National Life Group except Life Insurance Company of the Southwest
(LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the National Life Group. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS


DEBT AND EQUITY SECURITIES


The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity
  securities:
        U.S. government obligations                        $    281,194    $    3,232     $   19,020     $   265,406
        Government agencies, authorities
          and subdivisions                                      118,459         4,010          3,100         119,369
        Public utilities                                        380,253        10,687         17,275         373,665
        Corporate                                             2,462,499        23,937         94,932       2,391,504
        Private placements                                      735,597         9,818         30,172         715,243
        Mortgage-backed securities                            1,112,382         2,432         37,065       1,077,749
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,090,384        54,116        201,564       4,942,936
        Preferred stocks                                        134,852         2,708          8,109         129,451
        Common stocks                                            33,032         7,169          2,316          37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,258,268    $   63,993     $  211,989     $ 5,110,272
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567    $   17,710     $    1,024     $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411        13,626             29         138,008
        Public utilities                                        392,211        21,944            678         413,477
        Corporate                                             2,368,814       152,991         18,249       2,503,556
        Private placements                                      670,467        36,929         10,501         696,895
        Mortgage-backed securities                            1,137,465        41,131          3,359       1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935       284,331         33,840       5,259,426
        Preferred stocks                                        140,932         2,567          3,538         139,961
        Common stocks                                            37,847         2,373            823          39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $ 289,271     $   38,201     $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities            $ (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                            (2,652)                 1,543
Related minority interests                                                     8,672                 (1,786)
Related deferred policy acquisition costs                                    116,725                 17,139
Related present value of future profits of insurance acquired                 16,353                 (3,048)
Related deferred income taxes                                                 96,025                (12,758)
-------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                           (163,943)                21,226
      Balance, beginning of year                                             106,243                 85,017
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

                                                                              1999                   1998
-------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities      $ (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                3,163                  5,815
      Related minority interests                                                   -                 (8,672)
      Related deferred policy acquisition costs                               39,186                (77,539)
      Related present value of future profits on insurance acquired           14,806                 (1,547)
      Related deferred income taxes                                           33,141                (62,884)
-------------------------------------------------------------------------------------------------------------
        Balance, end of year                                              $  (57,700)             $ 106,243
=============================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                        Amortized              Estimated Fair
                                                                           Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                $   125,445              $   125,798
Due after one year through five years                                    1,386,200                1,355,240
Due after five years through ten years                                   1,607,586                1,545,609
Due after ten years                                                        858,770                  838,540
Mortgage-backed securities                                               1,112,383                1,077,749

--------------------------------------------------------------------------------------------------------------
            Total                                                      $ 5,090,384              $ 4,942,936
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                      1999                     1998
--------------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $     921,594           $   1,167,190

Gross realized gains                                                 $      40,496           $      22,969
Gross realized losses                                                $      24,312           $      16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents) and the corresponding liability for collateral held were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:

                                                                                 1999                   1998
                                                                         ---------------------- ----------------------
GEOGRAPHIC REGION
-----------------
New England                                                                        5.4%                   3.8%
Middle Atlantic                                                                    9.1                    9.7
East North Central                                                                10.1                    9.3
West North Central                                                                 5.4                    4.5
South Atlantic                                                                    24.7                   25.7
East South Central                                                                 5.6                    5.0
West South Central                                                                10.1                   10.3
Mountain                                                                          15.9                   17.7
Pacific                                                                           13.7                   14.0
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                        0.1%                   0.2%
Apartment                                                                         24.6                   24.2
Retail                                                                            11.0                   12.2
Office Building                                                                   34.9                   35.0
Industrial                                                                        26.4                   26.2
Hotel/Motel                                                                        1.8                    0.8
Other Commercial                                                                   1.2                    1.4
----------------------------------------------------------------------------------------------------------------------

            Total                                                                100.0%                 100.0%
======================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                         $  1,248,959           $  1,174,070
======================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $ 1,148,526           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                           1,155,469             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $ 1,162,956           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                    1999                1998
===================================================================================================
Additions for impaired loans charged to realized losses            $ 1,993            $  1,564
Impairment losses charged to valuation allowances                        -              (2,217)
Changes to previously established valuation allowances                 (14)             (2,642)
---------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                1,979              (3,295)
            Balance, beginning of year                               1,134               4,429
---------------------------------------------------------------------------------------------------
            Balance, end of year                                   $ 3,113            $  1,134
===================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):

                                                                               1999                    1998
------------------------------------------------------------------------------------------------------------------
Debt securities interest                                                    $ 404,195               $ 405,184
Equity securities dividends                                                     2,385                   6,380
Mortgage loan interest                                                         94,258                  90,991
Policy loan interest                                                           46,393                  47,189
Real estate income                                                             11,698                  12,802
Other investment income                                                        29,943                  12,363
------------------------------------------------------------------------------------------------------------------
            Gross investment income                                           588,872                 574,909
            Less: investment expenses                                          23,054                  24,570
------------------------------------------------------------------------------------------------------------------
            Net investment income                                           $ 565,818               $ 550,339
==================================================================================================================

DERIVATIVES


National Life Group purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) index to hedge obligations relating to equity indexed products. When the S&P 500 index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 index decreases, National Life Group's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

National Life Group purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, National Life Group's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                    1999              1998
------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                              $ 166,858          $  79,754
            Futures                                              $   5,439          $  28,835
================================================================================================

Book values:
Options:     Net amortized cost                                  $  17,800          $   5,514
             Intrinsic value                                        18,894             18,953
------------------------------------------------------------------------------------------------
             Book value                                             36,694             24,467
Futures at fair value                                                  890                463
------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)               $  37,584          $  24,930
================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):


                                                                1999                                       1998
---------------------------------------------------------------------------------------------------------------------------------
                                                  Carrying Value  Estimated Fair Value      Carrying Value   Estimated Fair Value
---------------------------------------------------------------------------------------------------------------------------------
Cash and cash equivalents                           $   296,468       $   296,468             $   347,949        $   347,949
Available-for-sale debt and equity securities         5,110,272         5,110,272               5,438,784          5,438,784
Trading equity securities                                11,793            11,793                       -                  -
Mortgage loans                                        1,162,956         1,177,342               1,098,504          1,180,630
Policy loans                                            761,235           724,953                 776,363            743,687
Derivatives                                              37,584            35,528                  24,930             28,496

Investment products                                   2,770,295         2,740,443               2,507,012          2,522,940
Debt                                                     76,092            62,615                  78,088             75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

National Life Group reinsures certain risks assumed in the normal course of business. For individual life products, National Life Group generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

National Life Group remains liable in the event any reinsurer is unable to meet its assumed obligations. National Life Group regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.

Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                           $ 439,562             $  453,859
            Reinsurance assumed                                           4,731                    898
            Reinsurance ceded                                           (60,898)               (68,497)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 383,395             $  386,260
===========================================================================================================

Other income:
            Direct                                                    $   6,960             $    3,694
            Reinsurance ceded                                            12,887                 13,577
-----------------------------------------------------------------------------------------------------------
                                                                      $  19,847             $   17,271
===========================================================================================================

Increase in policy liabilities:
            Direct increase in policy liabilities                     $ 129,448             $   94,949
            Reinsurance assumed                                               -                     (4)
            Reinsurance ceded                                           (16,525)                 3,307
-----------------------------------------------------------------------------------------------------------
                                                                      $ 112,923             $   98,252
===========================================================================================================

                                                                         1999                   1998
-----------------------------------------------------------------------------------------------------------
Policy benefits:
            Direct policy benefits                                    $ 393,216              $ 416,919
            Reinsurance assumed                                          (2,479)                 1,286
            Reinsurance ceded                                           (60,403)               (71,426)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 330,334              $ 346,779
===========================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                           $ 110,793              $ 110,630
            Reinsurance ceded                                            (3,935)                (3,528)
-----------------------------------------------------------------------------------------------------------
                                                                      $ 106,858              $ 107,102
===========================================================================================================


NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                                    1999                  1998
---------------------------------------------------------------------------------------------------
Balance, beginning of year                                       $ 416,733              $ 392,014
  Acquisition costs deferred                                        73,648                 57,318
  Amortization to expense during the year                          (36,791)               (49,738)
  Adjustment to equity during the year                             116,725                 17,139
  Purchase GAAP effect on purchase of LSWNH (Note 12)              (32,188)                     -
---------------------------------------------------------------------------------------------------
Balance, end of year                                             $ 538,127              $ 416,733
===================================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):


                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================


National Life Group received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                              1999             1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                   $  33,141                -
    Debt and equity securities                                                                15,456                -
    Policy liabilities                                                                       179,008       $  185,294
    Other liabilities and accrued expenses                                                    51,609           67,291
    Other                                                                                        490            4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                     279,704          257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                        125,842          126,380
    Present value of future profits of insurance acquired                                     37,908           17,683
    Net unrealized gain on available-for-sale securities                                           -           62,884
    Debt and equity securities                                                                     -           16,947
    Other                                                                                     14,771           11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                                178,521          235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                     $ 101,183       $   21,541
==========================================================================================================================

Management believes it is more likely than not that National Life Group will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                       Pension Benefits                     Other Benefits
                                                            ----------------------------------------------------------------------
                                                                     1999              1998              1999             1998
----------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                           $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)            4,194             2,849              581               547
  Interest cost on benefit obligation                                12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                          (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                     (12,002)          (22,185)          (1,170)           (1,061)
----------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                 $ 167,144         $ 189,524         $ 25,233          $ 27,883
==================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                  $ 100,045         $ 108,884
  Actual return on plan assets                                        9,952             7,200
  Benefits paid                                                      (5,747)          (16,039)
------------------------------------------------------------------------------------------------
  Plan assets, end of year                                        $ 104,250         $ 100,045
================================================================================================


                                                                     Pension Benefits                     Other Benefits
                                                          ---------------------------------------------------------------------
                                                                   1999              1998              1999            1998
-------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                            $ 167,144         $ 189,524         $ 25,233       $ 27,883
  Plan assets                                                    (104,250)         (100,045)
-------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets                 62,894            89,479           25,233         27,883
  Unrecognized actuarial gains (losses)                            18,309           (11,259)           6,397          2,526
  Unrecognized prior service cost                                                                     (1,080)        (1,152)
                                                          ---------------------------------------------------------------------
       Accrued benefit cost at September 30                        81,203            78,220           30,550         29,257
              Payments subsequent to measurement date              (1,638)           (1,518)
-------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                      $  79,565         $  76,702         $ 30,550       $ 29,257
===============================================================================================================================

The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                     Pension Benefits                   Other Benefits
                                                          -------------------------------------------------------------------
                                                                   1999             1998             1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194         $  2,849        $    581        $    547
Interest cost on benefit obligation                                12,260           11,430           1,876           1,699
Expected return on plan assets                                     (8,745)          (9,078)
Net amortization and deferrals                                        281           (1,167)            (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                 (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990         $    903         $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                               Pension Benefits                     Other Benefits
                                                     --------------------------------------------------------------------
                                                           1999               1998              1999             1998
-------------------------------------------------------------------------------------------------------------------------
Discount rate                                              7.75%              6.75%             7.75%            6.75%
Rate of increase in future compensation levels             6.00%              5.00%
Expected long term return on plan assets                   9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                       1999                    1998
---------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                  $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                         6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).

---------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                     $ 76,092               $ 78,088
===========================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                  2,000
       2001                                  2,000
       2002                                  2,400
       2003                                      -
       2004                                      -

Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. National Life Group is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

Included within the financial statement categories in the 1999 Consolidated Statement of Operations and Comprehensive Income is a net pre-tax contribution from the Closed Block of $24.4 million. The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13). Summarized financial information for the Closed Block effects included in the consolidated financial statements as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

ASSETS:
  Cash and cash equivalents                                                                                         $  122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                            1,771,494
  Mortgage loans                                                                                                       380,986
  Policy loans                                                                                                         640,490
  Accrued investment income                                                                                             53,387
  Premiums and fees receivable                                                                                          18,864
  Deferred policy acquisition costs                                                                                    312,588
  Other assets                                                                                                         123,690
---------------------------------------------------------------------------------------------------------------------------------

     Total assets                                                                                                   $3,424,481
=================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $3,629,560
  Other liabilities                                                                                                     69,186
---------------------------------------------------------------------------------------------------------------------------------

     Total liabilities                                                                                              $3,698,746
=================================================================================================================================

                                                                                                                       1999
---------------------------------------------------------------------------------------------------------------------------------

REVENUES:
 Premiums and other income                                                                                          $  325,445
 Net investment income                                                                                                 216,432
 Realized investment gain                                                                                                8,720
---------------------------------------------------------------------------------------------------------------------------------

   Total revenues                                                                                                      550,597
---------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                         66,324
 Policy benefits                                                                                                       283,598
 Policyholders' dividends                                                                                              107,941
 Interest credited to policyholders' accounts                                                                           13,294
 Operating expenses                                                                                                     17,407
 Policy acquisition expenses, net                                                                                       37,662
---------------------------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                                                         526,226
---------------------------------------------------------------------------------------------------------------------------------

Pre-tax contribution from the Closed Block                                                                          $   24,371
=================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

NOTE 12 - ACQUISITION

On July 2, 1999, National Life Group acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. National Life Group had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had National Life Group owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                       1999                                            1998
                                      --------------------------------------------------------------------------------------
                                         Surplus/                                         Surplus/
                                          Equity                 Net Income                Equity                Net Income
----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income           $  408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                    79,207                                           69,994
Interest maintenance reserve               58,507                    5,681                  52,826                  (4,114)
Surplus notes                             (70,716)                                         (70,700)
Non-admitted assets                         2,101                                           17,033
Investments                                30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs         445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                      45,587                   (3,837)                 74,132                  15,555
Policy liabilities                       (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                   67,494                    3,289                  64,205                     529
Benefit plans                             (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                            (40,575)
Other comprehensive income, net           (57,700)                                         106,243
Other changes, net                         (1,895)                  (6,086)                 (1,860)                 (5,352)
----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                 $  774,988                 $ 56,628              $  882,303               $  20,188
============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                         NATIONAL LIFE INSURANCE COMPANY
                                AND SUBSIDIARIES
                                    * * * * *

                              FINANCIAL STATEMENTS

                                    * * * * *

                           DECEMBER 31, 1999 AND 1998

                    [PRICEWATERHOUSECOOPERS LLP LETTERHEAD]




                        Report of Independent Accountants





To the Board of Directors and Stockholder of National Life Insurance Company:


In our opinion, the accompanying consolidated balance sheet and the related consolidated statements of operations and comprehensive income, changes in equity, and cash flows present fairly, in all material respects, the financial position of National Life Insurance Company and its subsidiaries (National
Life) at December 31, 1999 and 1998, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of National Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


As discussed in Note 13 to the financial statements, on January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure. Members' voting and liquidation rights in National Life were transferred to National Life Holding Company, the upstream parent of National Life, as part of this reorganization.


/s/ PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
March 10, 2000

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEET

DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                       1999              1998
----------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                     $    173,485     $     347,949
  Available-for-sale debt and equity securities                                    3,338,777         5,438,784
  Trading equity securities                                                           11,793                 -
  Mortgage loans                                                                     781,970         1,098,504
  Policy loans                                                                       120,745           776,363
  Real estate investments                                                             86,003            75,566
  Other invested assets                                                              151,044           113,696
----------------------------------------------------------------------------------------------------------------
     Total cash and invested assets                                                4,663,817         7,850,862

  Deferred policy acquisition costs                                                  225,539           416,733
  Accrued investment income                                                           64,886           119,249
  Premiums and fees receivable                                                         3,168            21,044
  Deferred income taxes                                                               49,989            21,541
  Amounts recoverable from reinsurers                                                302,607           253,651
  Present value of future profits of insurance acquired                              113,851            45,539
  Property and equipment, net                                                         45,609            59,503
  Other assets                                                                        57,507           133,702
  Closed block assets                                                              3,424,481                 -
  Separate account assets                                                            404,030           283,948
----------------------------------------------------------------------------------------------------------------
     Total assets                                                               $  9,355,484     $   9,205,772
================================================================================================================
LIABILITIES:
  Policy benefit liabilities                                                    $    731,006     $   3,907,114
  Policyholders' accounts                                                          3,258,761         3,348,132
  Policyholders' deposits                                                             42,468            38,520
  Policy claims payable                                                               16,419            31,900
  Policyholders' dividends                                                               325            54,757
  Amounts payable to reinsurers                                                       19,213            35,481
  Collateral held on loaned securities                                                48,375           193,491
  Other liabilities and accrued expenses                                             275,893           307,036
  Debt                                                                                76,092            78,088
  Closed block liabilities                                                         3,698,746                 -
  Separate account liabilities                                                       400,867           264,421
----------------------------------------------------------------------------------------------------------------
     Total liabilities                                                             8,568,165         8,258,940
----------------------------------------------------------------------------------------------------------------
MINORITY INTERESTS                                                                    12,331            64,529

STOCKHOLDER'S EQUITY:
  Common stock (authorized 2.5 million shares at $1 par value, 2.5 million
    shares issued and outstanding)                                                     2,500                 -
  Additional paid in capital                                                           5,000                 -
  Retained earnings                                                                  825,188           776,060
  Accumulated other comprehensive (loss) income                                      (57,700)          106,243
----------------------------------------------------------------------------------------------------------------
     Total stockholder's equity                                                      774,988           882,303
----------------------------------------------------------------------------------------------------------------
     Total liabilities, minority interests and equity                           $  9,355,484     $   9,205,772
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                      1999               1998
----------------------------------------------------------------------------------------------------------------

REVENUES:
 Insurance premiums                                                             $   57,950       $     386,260
 Policy and contract charges                                                        54,624              48,463
 Net investment income                                                             349,385             550,339
 Net investment (losses) gains                                                      (5,580)              8,450
 Mutual fund commission and fee income                                              56,232              49,670
 Closed block income                                                                24,371                   -
 Other income                                                                       19,862              17,271
----------------------------------------------------------------------------------------------------------------

   Total revenue                                                                   556,844           1,060,453
----------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                     46,599              98,252
 Policy benefits                                                                    46,736             346,779
 Policyholders' dividends                                                           (1,083)            107,102
 Interest credited to policyholders' accounts                                      194,442             208,505
 Operating expenses                                                                147,505             141,242
 Sales practice remediation costs                                                        -              40,575
 Net deferral of policy acquisition costs                                           39,201              90,323
----------------------------------------------------------------------------------------------------------------

   Total benefits and expenses                                                     473,400           1,032,778
----------------------------------------------------------------------------------------------------------------

Income before income taxes and minority interests                                   83,444              27,675

  Income tax expense (benefit)                                                      17,380              (1,020)
----------------------------------------------------------------------------------------------------------------

Income before minority interests                                                    66,064              28,695

  Minority interests                                                                 9,436               8,507
----------------------------------------------------------------------------------------------------------------

NET INCOME                                                                          56,628              20,188

OTHER COMPREHENSIVE (LOSS) INCOME, NET
  Unrealized (losses) gains on securities, net                                    (163,943)             21,226
----------------------------------------------------------------------------------------------------------------

TOTAL COMPREHENSIVE (LOSS) INCOME                                               $ (107,315)      $      41,414
================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CHANGES IN STOCKHOLDER'S EQUITY

FOR THE YEARS ENDED DECEMBER 31,
----------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                        1999             1998
----------------------------------------------------------------------------------------------------------------

COMMON STOCK:
  Balance at January 1                                                            $        -       $         -
    2.5 million shares at $1 par issued via equity transfer from retained
     earnings pursuant to mutual holding company reorganization                        2,500                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    2,500       $         -
================================================================================================================

ADDITIONAL PAID IN CAPITAL:
  Balance at January 1                                                            $        -       $         -
   Capital contributed via equity transfer from retained earnings
     pursuant to mutual holding company reorganization                                 5,000                 -
----------------------------------------------------------------------------------------------------------------

      Balance at December 31                                                      $    5,000       $         -
================================================================================================================

RETAINED EARNINGS:
  Balance at January 1                                                            $  776,060       $   755,872
   Transfer to common stock pursuant to mutual holding company
     reorganization                                                                   (2,500)
    Transfer to additional paid in capital pursuant to mutual holding company
     reorganization                                                                   (5,000)
      Net income                                                                      56,628            20,188
----------------------------------------------------------------------------------------------------------------

       Balance at December 31                                                     $  825,188       $   776,060
================================================================================================================

ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME:
  Balance at January 1                                                            $  106,243       $    85,017
  Unrealized (losses) gains on available-for-sale securities, net                   (163,943)           21,226
----------------------------------------------------------------------------------------------------------------

    Balance at December 31                                                        $  (57,700)      $   106,243
================================================================================================================

TOTAL STOCKHOLDER'S EQUITY:
  Balance at December 31                                                          $  774,988       $   882,303
================================================================================================================


   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------------------
(In Thousands)                                                                          1999           1998
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                        $     56,628     $    20,188

Adjustments to reconcile net income to net cash provided by operations:
   Change in:
      Accrued investment income                                                            (67)          6,541
      Policy liabilities                                                                (7,845)         87,367
      Deferred policy acquisition costs                                                (59,780)         (7,580)
      Policyholders' dividends                                                           2,589           1,362
      Deferred income taxes                                                             21,134         (13,330)
   Net realized investment gains                                                         5,580          (8,450)
   Depreciation                                                                          7,339           6,977
   Other                                                                                 9,463          12,714
-------------------------------------------------------------------------------------------------------------------

     Net cash provided by operating activities                                          35,041         105,789
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Proceeds from sales, maturities and repayments of investments                      1,063,475       2,020,526
  Cost of available-for-sale investments acquired                                   (1,241,086)     (2,236,001)
  Acquisition of remaining interest in LSWNH, Inc.                                     (61,632)              -
  Other                                                                                  2,648          14,656
-------------------------------------------------------------------------------------------------------------------

     Net cash used by investing activities                                            (236,595)       (200,819)
-------------------------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Policyholders' deposits, including interest credited                                 558,115         563,606
  Policyholders' withdrawals, including policy charges                                (379,233)       (452,184)
  Net decrease in borrowings under repurchase agreements                                     -        (234,570)
  Net (decrease) increase in securities lending liabilities                           (126,342)        173,726
  Other                                                                                   (906)         20,221
-------------------------------------------------------------------------------------------------------------------

    Net cash provided by financing activities                                           51,634          70,799
-------------------------------------------------------------------------------------------------------------------

CLOSED BLOCK ACTIVITY, NET                                                             (24,544)              -
-------------------------------------------------------------------------------------------------------------------

NET DECREASE IN CASH AND CASH EQUIVALENTS                                             (174,464)        (24,231)

CASH AND CASH EQUIVALENTS:
  Beginning of year                                                                    347,949         372,180
-------------------------------------------------------------------------------------------------------------------

  End of year                                                                     $    173,485     $   347,949
===================================================================================================================

   The accompanying notes are an integral part of these financial statements.

NATIONAL LIFE INSURANCE COMPANY AND SUBSIDIARIES
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Life Insurance Company and its subsidiaries and affiliates (the Company) offer a broad range of financial products and services, including life insurance, annuities, disability income insurance, mutual funds, and investment advisory and administration services. The flagship company of the organization, National Life Insurance Company (National Life), was chartered in 1848, and is also known by its registered trade name "National Life of Vermont". The Company employs about 900 people, primarily concentrated in Montpelier, Vermont and Dallas, Texas. On January 1, 1999, pursuant to a mutual holding company reorganization, National Life converted from a mutual to a stock life insurance company. All of National Life's outstanding shares are currently held by its parent, NLV Financial Corp, which is the wholly-owned subsidiary of National Life Holding Company. See Note 13 for more information.

The insurance operations within the Company develop and distribute individual life insurance and annuity products. The Company markets this diverse product portfolio to small business owners, professionals and other middle to upper income individuals. The Company provides financial solutions in the form of estate, business succession and retirement planning, deferred compensation and other key executive fringe benefit plans, and asset management. Insurance and annuity products are primarily distributed through about 32 general agencies in major metropolitan areas, a system of managing general agents, and independent brokers throughout the United States. The Company has in excess of 300,000 policyholders and through its member companies is licensed to do business in all 50 states and the District of Columbia. About 26% of the Company's total collected premiums and deposits are from residents of New York and California.

Members of the Company also distribute and provide investment advisory and administrative services to the Sentinel Group Funds, Inc. The Sentinel Funds' $3.1 billion of net assets represent fourteen mutual funds managed on behalf of about 117,000 individual, corporate and institutional shareholders worldwide.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION

The accompanying consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States (GAAP).

The consolidated financial statements include the accounts of National Life and its subsidiaries. All significant intercompany transactions and balances have been eliminated in consolidation. Certain reclassifications have been made to conform prior periods to the current year's presentation.

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Cash and cash equivalents include highly liquid debt instruments purchased with remaining maturities of three months or less.

Available-for-sale and trading debt and equity securities are reported at estimated fair value. Debt and equity securities that experience declines in value that are other than temporary are written down with a corresponding charge to net investment losses.

Mortgage loans are reported at amortized cost, less valuation allowances for the excess, if any, of the amortized cost of impaired loans over the estimated fair value of the related collateral. Changes in valuation allowances are included in net investment gains and losses.

Policy loans are reported at their unpaid balance and are fully collateralized by related cash surrender values.

Real estate investments are reported at depreciated cost. Real estate acquired in satisfaction of debt is transferred to real estate at estimated fair value. Investments in joint ventures and limited partnerships are generally carried at cost.

Net realized investment gains and losses are recognized using the specific identification method and are reported as net investment gains and losses. Changes in the estimated fair values of available-for-sale debt and equity securities are reflected in comprehensive income after adjustments for related deferred policy acquisition costs, present value of future profits of insurance acquired, income taxes and minority interests. Changes in the fair value of trading equity securities are reflected in net investment gains and losses.

POLICY ACQUISITION EXPENSES

Commissions and other costs of acquiring business that vary with and are primarily related to the production of new business are generally deferred.

Deferred policy acquisition costs for participating life insurance, universal life insurance and investment-type annuities are amortized in relation to estimated gross margins or profits. Amortization is adjusted retrospectively for actual experience and when estimates of future gross margins or profits are revised. Balances of deferred policy acquisition costs for these products are adjusted for related unrealized gains and losses on available-for-sale debt and equity securities through other comprehensive income, net of related income taxes.

Deferred policy acquisition costs for non-participating term life insurance and disability income insurance are amortized in relation to premium income using assumptions consistent with those used in computing policy benefit liabilities.

Balances of deferred policy acquisition costs are regularly evaluated for recoverability from product margins or profits.

PRESENT VALUE OF FUTURE PROFITS OF INSURANCE ACQUIRED

Present value of future profits of insurance acquired is the actuarially-determined present value of future projected profits from policies in force at the date of their acquisition, and is amortized in relation to gross profits of those policies. Amortization is adjusted retrospectively for actual experience and when estimates of future profits are revised.

GOODWILL

Goodwill is amortized over 20 years using the straight line method and is periodically evaluated for recoverability.

PROPERTY AND EQUIPMENT

Property and equipment is reported at depreciated cost. Real property is primarily depreciated over 39.5 years using the straight-line method. Furniture and equipment is depreciated using accelerated depreciation methods over 7 years and 5 years, respectively.

SEPARATE ACCOUNTS

Separate accounts are segregated funds relating to certain variable annuity and variable life policies, and National Life's pension plans. Separate account assets are primarily common stocks, bonds, mortgage loans, and real estate and are carried at estimated fair value. Separate account liabilities reflect separate account policyholders' interests in separate account assets, include the actual investment performance of the respective accounts and are not guaranteed. Separate account results relating to these policyholders' interests are excluded from revenues and expenses.

POLICY LIABILITIES

Policy benefit liabilities for participating life insurance are developed using the net level premium method, with interest and mortality assumptions used in calculating policy cash surrender values. Participating life insurance terminal dividends are accrued in relation to gross margins.

Policy benefit liabilities for non-participating life insurance, disability income insurance and certain annuities are developed using the net level premium method, with assumptions for interest, mortality, morbidity, withdrawals and expenses based principally on company experience.

Policyholders' account balances for universal life insurance and investment-type annuities represent amounts that inure to the benefit of the policyholders (before surrender charges).

POLICYHOLDERS' DIVIDENDS

Policyholders' dividends are the pro-rata amount of dividends earned that will be paid or credited at the next policy anniversary. Dividends are based on a scale that seeks to reflect the relative contribution of each group of policies to National Life's overall operating results. The dividend scale is approved annually by National Life's Board of Directors. See additional information below on dividends on contracts within the Closed Block.

RECOGNITION OF INSURANCE INCOME AND RELATED EXPENSES

Premiums from traditional life and certain annuities are recognized as revenue when due from the policyholder. Benefits and expenses are matched with income by providing for policy benefit liabilities and the deferral and amortization of policy acquisition costs so as to recognize profits over the life of the policies.

Premiums from universal life and investment-type annuities are reported as increases in policyholders' accounts. Revenues for these policies consist of mortality charges, policy administration fees and surrender charges deducted from policyholders' accounts. Policy benefits charged to expense include benefit claims in excess of related policyholders' account balances.

Premiums from disability income policies are recognized as revenue over the period to which the premiums relate.

FEDERAL INCOME TAXES

National Life Holding Company will file a consolidated tax return for the tax year ended December 31, 1999. The income tax return will include all members within the Company except Life Insurance Company of the Southwest (LSW) and Insurance Investors Life Insurance Company (IIL). LSW and IIL will file a separate tax return due to tax regulatory requirements. Current federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on temporary differences between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

MINORITY INTERESTS

Minority interests at December 31, 1999 represent minority partners interests in entities within the Company. Minority interests attributable to common stockholders are carried on the equity method. Those attributable to preferred stockholders are carried on the cost method, with dividends paid reflected as minority interests within the consolidated financial statements.

CLOSED BLOCK

National Life established and began operating a closed block (the Closed Block) on January 1, 1999. The Closed Block was established pursuant to regulatory requirements as part of the reorganization into a mutual holding company corporate structure. This Closed Block was established for the benefit of policyholders of participating policies inforce at December 31, 1998. Included in the block are traditional dividend paying life insurance policies, certain participating term insurance policies, dividend paying flex premium annuities, and other related liabilities. The Closed Block was established to protect the policy dividend expectations related to these policies. The Closed Block is expected to remain in effect until all policies within the Closed Block are no longer inforce. Assets assigned to the Closed Block at January 1, 1999, together with projected future premiums and investment returns, are reasonably expected to be sufficient to pay out all future Closed Block policy benefits. Such benefits include dividends paid out under the current dividend scale, adjusted to reflect future changes in the underlying experience. See Note 11 for additional information on the Closed Block's financial position and results of operations.

NOTE 3 - INVESTMENTS

DEBT AND EQUITY SECURITIES

The amortized cost and estimated fair values of available-for-sale debt and equity securities at December 31 were as follows (in thousands):

                                                                               Gross         Gross
                                                             Amortized      Unrealized    Unrealized    Estimated Fair
                              1999                              Cost           Gains         Losses         Value
------------------------------------------------------------------------------------------------------------------------
Available-for-sale (AFS) debt and equity securities:
        U.S. government obligations                        $    185,524     $    2,768   $   14,925      $   173,367
        Government agencies, authorities
               and subdivisions                                  61,524          1,095        2,035           60,584
        Public utilities                                        295,172          8,447       15,371          288,248
        Corporate                                             1,611,713          9,845       70,987        1,550,571
        Private placements                                      449,531          2,763       20,307          431,987
        Mortgage-backed securities                              686,868            656       20,840          666,684
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         3,290,332         25,574      144,465        3,171,441
        Preferred stocks                                        134,852          2,708        8,109          129,451
        Common stocks                                            33,032          7,169        2,316           37,885
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity securities           $  3,458,216     $   35,451   $  154,890      $ 3,338,777
========================================================================================================================

                              1998
-----------------------------------------------------------------------------------------------------------------------
AFS debt and equity securities:
        U.S. government obligations                        $    315,567     $   17,710   $    1,024      $   332,253
        Government agencies, authorities
          and subdivisions                                      124,411         13,626           29          138,008
        Public utilities                                        392,211         21,944          678          413,477
        Corporate                                             2,368,814        152,991       18,249        2,503,556
        Private placements                                      670,467         36,929       10,501          696,895
        Mortgage-backed securities                            1,137,465         41,131        3,359        1,175,237
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt securities                         5,008,935        284,331       33,840        5,259,426
        Preferred stocks                                        140,932          2,567        3,538          139,961
        Common stocks                                            37,847          2,373          823           39,397
------------------------------------------------------------------------------------------------------------------------
            Total AFS debt and equity
             securities                                    $  5,187,714     $  289,271   $   38,201      $ 5,438,784
========================================================================================================================

Unrealized gains and losses on available-for-sale debt and equity securities included as a component of accumulated other comprehensive income and changes therein for the years ended December 31 were as follows (in thousands):

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Net unrealized (losses) gains on available-for-sale securities                     $  (399,066)             $  20,136
Net unrealized (losses) gains on separate accounts                                      (2,652)                 1,543
Related minority interests                                                               8,672                 (1,786)
Related deferred policy acquisition costs                                              116,725                 17,139
Related present value of future profits of insurance acquired                           16,353                 (3,048)
Related deferred income taxes                                                           96,025                (12,758)
-----------------------------------------------------------------------------------------------------------------------
      (Decrease) increase in net unrealized gains                                     (163,943)                21,226
      Balance, beginning of year                                                       106,243                 85,017
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

                                                                                        1999                  1998
-----------------------------------------------------------------------------------------------------------------------
Balance, end of year includes:
      Net unrealized (losses) gains on available-for-sale securities               $  (147,996)             $ 251,070
      Net unrealized gains on separate accounts                                          3,163                  5,815
      Related minority interests                                                             -                 (8,672)
      Related deferred policy acquisition costs                                         39,186                (77,539)
      Related present value of future profits on insurance acquired                     14,806                 (1,547)
      Related deferred income taxes                                                     33,141                (62,884)
-----------------------------------------------------------------------------------------------------------------------
        Balance, end of year                                                       $   (57,700)             $ 106,243
=======================================================================================================================

Net other comprehensive (loss) income for 1999 and 1998 of $(163.9) million and $21.2 million is presented net of reclassifications to net income for gross gains realized during the period of $13.9 million and $9.0 million and net of tax and deferred acquisition cost offsets of $9.4 million and $6.6 million, respectively.

The amortized cost and estimated fair values of debt securities by contractual maturity at December 31, 1999 are shown below (in thousands). Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                         Amortized              Estimated Fair
                                                                            Cost                    Value
--------------------------------------------------------------------------------------------------------------
Due in one year or less                                                 $   93,726                 $ 93,678
Due after one year through five years                                    1,035,774                1,003,721
Due after five years through ten years                                   1,043,650                  997,356
Due after ten years                                                        430,312                  410,002
Mortgage-backed securities                                                 686,870                  666,684
--------------------------------------------------------------------------------------------------------------
            Total                                                     $  3,290,332             $  3,171,441
==============================================================================================================

Information relating to available-for-sale debt security sale transactions for the years ended December 31 is shown below (in thousands):

                                                                       1999                  1998
--------------------------------------------------------------------------------------------------------

Proceeds from sales                                                  $ 604,226           $ 1,167,190

Gross realized gains                                                 $  25,885           $    22,969
Gross realized losses                                                $  17,247           $    16,578

On January 1, 1999, National Life Group reclassified certain mutual fund investments from an available-for-sale to a trading classification. The cumulative gross unrealized gain reclassified into net investment gains was $0.6 million. For the year ended December 31, 1999, these securities recorded $0.9 million net investment income and $(0.5) million investment losses. Cost of trading securities held at December 31, 1999 was $12.1 million. National Life Group held no securities classified as trading prior to January 1, 1999.

National Life Group periodically lends certain U.S. government or corporate bonds to approved counterparties to enhance the yield of its bond portfolio. National Life receives cash collateral for at least 103% of the market value of securities loaned. Collateral adequacy is evaluated daily and periodically adjusted for changes in the market value of securities loaned. The carrying values of securities loaned are unaffected by the transaction. Collateral held (included in cash and cash equivalents and closed block assets) and the corresponding liability for collateral held (closed block portion included in closed block liabilities) were $115.5 million and $193.5 million at December 31, 1999 and 1998, respectively.

National Life Group also periodically enters into repurchase agreements on U.S. Treasury securities to enhance the yield of its bond portfolio. These transactions are accounted for as financings because the securities received at the end of the repurchase period are identical to the securities transferred. There were no open transactions at December 31, 1999 or 1998.

MORTGAGE LOANS AND REAL ESTATE

The distributions of mortgage loans and real estate at December 31 were as follows:


                                                                               1999                  1998
                                                                      ---------------------------------------------
GEOGRAPHIC REGION
-----------------
New England                                                                     4.3%                   3.8%
Middle Atlantic                                                                10.7                    9.7
East North Central                                                              8.7                    9.3
West North Central                                                              2.8                    4.5
South Atlantic                                                                 24.1                   25.7
East South Central                                                              7.0                    5.0
West South Central                                                             12.9                   10.3
Mountain                                                                       15.1                   17.7
Pacific                                                                        14.4                   14.0
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

PROPERTY TYPE
-------------
Residential                                                                     0.1%                   0.2%
Apartment                                                                      19.7                   24.2
Retail                                                                          9.5                   12.2
Office Building                                                                37.4                   35.0
Industrial                                                                     29.4                   26.2
Hotel/Motel                                                                     2.6                    0.8
Other Commercial                                                                1.3                    1.4
-------------------------------------------------------------------------------------------------------------------

            Total                                                             100.0%                 100.0%
===================================================================================================================

Total mortgage loans and real estate
   (in thousands)                                                        $  867,973           $  1,174,070
===================================================================================================================

Mortgage loans and related valuation allowances at December 31 were as follows (in thousands):

                                                                                 1999                  1998
-----------------------------------------------------------------------------------------------------------------
Unimpaired loans                                                             $   767,540           $ 1,077,637
Impaired loans without valuation allowances                                        6,943                11,757
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                             774,483             1,089,394
-----------------------------------------------------------------------------------------------------------------
Impaired loans with valuation allowances                                          10,600                10,244
Related valuation allowances                                                      (3,113)               (1,134)
-----------------------------------------------------------------------------------------------------------------
            Subtotal                                                               7,487                 9,110
-----------------------------------------------------------------------------------------------------------------
                        Total                                                $   781,970           $ 1,098,504
=================================================================================================================

Impaired loans:
      Average recorded investment                                            $    19,771           $    27,755
      Interest income recognized                                             $     2,137           $     3,124
      Interest received                                                      $     2,092           $     2,818

Impaired loans are mortgage loans where it is not probable that all amounts due under the contractual terms of the loan will be received. Impaired loans without valuation allowances are mortgage loans where the estimated fair value of the collateral exceeds the recorded investment in the loan. For these impaired loans, interest income is recognized on an accrual basis, subject to recoverability from the estimated fair value of the loan collateral. For impaired loans with valuation allowances, interest income is recognized on a cash basis.

Activity in the valuation allowances for impaired mortgage loans for the years ended December 31 were as follows (in thousands):

                                                                             1999               1998
============================================================================================================
Additions for impaired loans charged to realized losses                     $ 1,993            $  1,564
Impairment losses charged to valuation allowances                                 -              (2,217)
Changes to previously established valuation allowances                          (14)             (2,642)
------------------------------------------------------------------------------------------------------------
            Increase/decrease in valuation allowances                         1,979              (3,295)
            Balance, beginning of year                                        1,134               4,429
------------------------------------------------------------------------------------------------------------
            Balance, end of year                                            $ 3,113            $  1,134
============================================================================================================

NET INVESTMENT INCOME

The components of net investment income for the years ended December 31 were as follows (in thousands):


                                                                           1999                  1998
------------------------------------------------------------------------------------------------------------
Debt securities interest                                               $  255,721            $  405,184
Equity securities dividends                                                 2,385                 6,380
Mortgage loan interest                                                     63,196                90,991
Policy loan interest                                                        6,426                47,189
Real estate income                                                         11,698                12,802
Other investment income                                                    29,915                12,363
------------------------------------------------------------------------------------------------------------
            Gross investment income                                       369,341               574,909
            Less: investment expenses                                      19,956                24,570
------------------------------------------------------------------------------------------------------------
            Net investment income                                      $  349,385            $  550,339
============================================================================================================

DERIVATIVES

The Company purchases over-the-counter options and exchange-traded futures on the Standard & Poor's 500 (S&P 500) Index to hedge obligations relating to equity indexed products. When the S&P 500 Index increases, increases in the intrinsic value of the options and fair value of futures are offset by increases in equity indexed product account values. When the S&P 500 Index decreases, the Company's loss is the decrease in the fair value of futures and is limited to the premium paid for the options.

The Company purchases options only from highly rated counterparties. However, in the event a counterparty failed to perform, the Company's loss would be equal to the fair value of the net options held from that counterparty.

The option premium is expensed over the term of the option. Amortization of the option premium is reflected in investment income. Interest credited includes amounts that would be credited on the next policy anniversary based on the S&P 500 Index's value at the reporting date, offset by changes in the intrinsic value of options held and changes in the fair value of futures. The call options are included in other invested assets and are carried at amortized cost plus intrinsic value, if any, of the call options as of the valuation date.

The notional amounts and net book value of options and futures at December 31 were as follows (in thousands):

                                                                             1999                1998
--------------------------------------------------------------------------------------------------------------
Notional amounts:
            Options                                                          $ 166,858            $  79,754
            Futures                                                          $   5,439            $  28,835
==============================================================================================================

Book values:
Options:       Net amortized cost                                            $  17,800            $   5,514
               Intrinsic value                                                  18,894               18,953
--------------------------------------------------------------------------------------------------------------
               Book value                                                       36,694               24,467
Futures at fair value                                                              890                  463
--------------------------------------------------------------------------------------------------------------
Net book value (included in other invested assets)                           $  37,584            $  24,930
==============================================================================================================

FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of financial instruments at December 31 were as follows (in thousands):

                                                                1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                 Carrying Value     Estimated Fair Value    Carrying Value    Estimated Fair Value
----------------------------------------------------------------------------------------------------------------------------------

Cash and cash equivalents                          $   173,485           $  173,485          $   347,949           $   347,949
Available-for-sale debt and equity securities        3,338,777            3,338,777            5,438,784             5,438,784
Trading equity securities                               11,793               11,793                    -                     -
Mortgage loans                                         781,970              790,190            1,098,504             1,180,630
Policy loans                                           120,745              115,330              776,363               743,687
Derivatives                                             37,584               35,528               24,930                28,496

Investment products                                  2,600,657            2,578,402            2,507,012             2,522,940
Debt                                                    76,092               62,615               78,088                75,141

For cash and cash equivalents carrying value approximates estimated fair value.

Debt and equity securities estimated fair values are based on quoted values where available. Where quoted values are not available, estimated fair values are based on discounted cash flows using current interest rates of similar securities.

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

Mortgage loan fair values are estimated as the average of discounted cash flows under different scenarios of future mortgage interest rates (including appropriate provisions for default losses and borrower prepayments).

For variable rate policy loans the unpaid balance approximates fair value. Fixed rate policy loan fair values are estimated based on discounted cash flows using the current variable policy loan rate (including appropriate provisions for mortality and repayments).

Derivatives estimated fair values are based on quoted values.

Investment products include flexible premium annuities, single premium deferred annuities and supplementary contracts not involving life contingencies. Investment product fair values are estimated as the average of discounted cash flows under different scenarios of future interest rates of A-rated corporate bonds and related changes in premium persistency and surrenders.

Debt fair values are estimated based on discounted cash flows using current interest rates of similar securities.

NOTE 4 - INSURANCE IN-FORCE AND REINSURANCE

The Company reinsures certain risks assumed in the normal course of business. For individual life products, The Company generally retains no more than $3.0 million of risk on any person (excluding accidental death benefits and dividend additions). Reinsurance for life products is ceded under yearly renewable term, coinsurance, and modified coinsurance agreements. Disability income products are significantly reinsured under coinsurance and modified coinsurance agreements.

The Company remains liable in the event any reinsurer is unable to meet its assumed obligations. The Company regularly evaluates the financial condition of its reinsurers and concentrations of credit risk of reinsurers to minimize its exposure to significant losses from reinsurer insolvencies.
,
Transactions between the open and Closed Block (see Notes 11 and 13) have been excluded from the following schedule. Reinsurance flows with outside parties remain within the open block.

The effects of reinsurance for the years ended December 31 were as follows (in thousands):


                                                                         1999                    1998
---------------------------------------------------------------------------------------------------------------
Insurance premiums:
            Direct premiums                                              $ 114,117             $   453,859
            Reinsurance assumed                                              4,731                     898
            Reinsurance ceded                                              (60,898)                (68,497)
---------------------------------------------------------------------------------------------------------------
                                                                         $  57,950             $   386,260
===============================================================================================================

Other income:
            Direct                                                       $   6,975             $     3,694
            Reinsurance ceded                                               12,887                  13,577
---------------------------------------------------------------------------------------------------------------
                                                                         $  19,862             $    17,271
===============================================================================================================

                                                                          1999                     1998
---------------------------------------------------------------------------------------------------------------
Increase in policy liabilities:
            Direct increase in policy liabilities                      $    63,124              $   94,949
            Reinsurance assumed                                                  -                      (4)
            Reinsurance ceded                                              (16,525)                  3,307
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,599              $   98,252
===============================================================================================================
Policy benefits:
            Direct policy benefits                                     $   109,618              $  416,919
            Reinsurance assumed                                             (2,479)                  1,286
            Reinsurance ceded                                              (60,403)                (71,426)
---------------------------------------------------------------------------------------------------------------
                                                                       $    46,736              $  346,779
===============================================================================================================

Policyholders' dividends:
            Direct policyholders' dividends                            $     2,852              $  110,630
            Reinsurance ceded                                               (3,935)                 (3,528)
---------------------------------------------------------------------------------------------------------------
                                                                       $    (1,083)             $  107,102
===============================================================================================================

NOTE 5 - DEFERRED POLICY ACQUISITION COSTS

The following reflects the changes in the deferred policy acquisition costs asset (in thousands):

                                                               1999                   1998
----------------------------------------------------------------------------------------------
Balance, beginning of year                                  $ 416,733              $ 392,014
  Acquisition costs deferred                                   73,648                 57,318
  Amortization to expense during the year                     (36,791)               (49,738)
  Adjustment to equity during the year                        116,725                 17,139
  Included in Closed Block assets                            (312,588)                     -
  Purchase GAAP effect on purchase of LSWNH (Note 12)         (32,188)                     -
----------------------------------------------------------------------------------------------
Balance, end of year                                        $ 225,539              $ 416,733
==============================================================================================

NOTE 6 - FEDERAL INCOME TAXES

The components of federal income taxes and a reconciliation of the expected and actual federal income taxes and income tax rates for the years ended December 31 were as follows ($ in thousands):

                                                                  1999                                      1998
----------------------------------------------------------------------------------------------------------------------------------
                                                       Amount                 Rate               Amount                Rate
----------------------------------------------------------------------------------------------------------------------------------
Current                                               $  7,497                                 $  17,144
Deferred                                                 9,883                                   (18,164)
-------------------------------------------------------------------                      --------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================

Expected income taxes                                 $ 29,206               35.0%             $   9,686              35.0%
Differential earnings amount                            (2,058)              (2.5)                (7,953)            (28.7)
Affordable housing tax credit                           (6,509)              (7.8)                (6,638)            (24.0)
Net change in tax reserves                               2,033                2.4                  5,035              18.2
Other, net                                              (5,292)              (6.3)                (1,150)             (4.2)
----------------------------------------------------------------------------------------------------------------------------------
            Income taxes                              $ 17,380                                 $  (1,020)
===================================================================                      ====================
            Effective federal income tax rate                                20.8%                                    (3.7)%
====================================================                =====================                    =====================

The Company received net federal income tax refunds of $9.4 million in 1999 and paid federal income taxes of $13.3 million in 1998.

Components of net deferred income tax assets at December 31 were as follows (in thousands):

                                                                                         1999                1998
--------------------------------------------------------------------------------------------------------------------------
Deferred income tax assets:
    Net unrealized loss on available-for-sale securities                                $  29,383                   -
    Debt and equity securities                                                             17,419                   -
    Policy liabilities                                                                     32,408          $  185,294
    Other liabilities and accrued expenses                                                 51,609              67,291
    Other                                                                                     490               4,761
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax assets                                  131,309             257,346
--------------------------------------------------------------------------------------------------------------------------

Deferred income tax liabilities:
    Deferred policy acquisition costs                                                      28,635             126,380
    Present value of future profits of insurance acquired                                  37,908              17,683
    Net unrealized gain on available-for-sale securities                                        -              62,884
    Debt and equity securities                                                                  -              16,947
    Other                                                                                  14,777              11,911
--------------------------------------------------------------------------------------------------------------------------
                        Total deferred income tax liabilities                              81,320             235,805
--------------------------------------------------------------------------------------------------------------------------

                        Net deferred income tax assets                                  $  49,989          $   21,541
==========================================================================================================================

Management believes it is more likely than not that the Company will realize the benefit of deferred tax assets.

National Life's federal income tax returns are routinely audited by the IRS. The IRS has examined National Life's tax returns through 1995 and is currently examining the years 1996 - 1998. In management's opinion adequate tax liabilities have been established for all open years.

NOTE 7 - BENEFIT PLANS

National Life sponsors a qualified defined benefit pension plan covering substantially all employees. The plan is administered by National Life's Benefits Committee and is non-contributory, with benefits based on an employee's retirement age, years of service and compensation near retirement. Plan assets are primarily bonds and common stocks held in a National Life separate account and funds invested in a group annuity contract issued by National Life. National Life also sponsors other, non-qualified pension plans, including a non-contributory defined benefit plan for general agents that provides benefits based on years of service and sales levels, a contributory defined benefit plan for certain employees, agents and general agents and a non-contributory defined supplemental benefit plan for certain executives. These non-qualified defined benefit pension plans are not funded.

National Life sponsors four defined benefit postretirement plans that provide medical, dental and life insurance benefits to employees and agents. Substantially all employees and agents may be eligible for retiree benefits if they reach normal retirement age and meet certain minimum service requirements while working for National Life. Most of the plans are contributory, with retiree contributions adjusted annually, and contain cost sharing features such as deductibles and copayments. The plans are not funded and National Life Group pays for plan benefits on a current basis. The cost of these benefits is recognized as earned.

During 1997, National Life offered enhanced pension and postretirement benefits to employees meeting certain defined eligibility requirements. The program resulted in special termination benefits for the expected present value of the enhancements to benefits, curtailment gains for reductions in the pension benefit obligations relating to assumed increases in future compensation levels and settlement gains for the pro-rata recognition of actuarial gains on lump sum settlements of pension benefit obligations. Some of the plan participants elected to defer their lump sum payouts until 1998, which also deferred recognition of the related settlement gain until 1998.

The status of the defined benefit plans at December 31 was as follows (in thousands):

                                                                      Pension Benefits                     Other Benefits
                                                                -----------------------------------------------------------------
                                                                    1999              1998              1999             1998
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN BENEFIT OBLIGATION:
  Benefit obligation, beginning of year                          $ 189,524         $ 162,986         $ 27,883          $ 24,759
  Service cost (benefits earned during the current period)           4,194             2,849              581               547
  Interest cost on benefit obligation                               12,260            11,430            1,876             1,699
  Actuarial (gains) losses                                         (26,832)           34,444           (3,937)            1,939
  Benefits paid                                                    (12,002)          (22,185)          (1,170)           (1,061)
---------------------------------------------------------------------------------------------------------------------------------
  Benefit obligation, end of year                                $ 167,144         $ 189,524         $ 25,233          $ 27,883
=================================================================================================================================

CHANGE IN PLAN ASSETS:
  Plan assets, beginning of year                                 $ 100,045         $ 108,884
  Actual return on plan assets                                       9,952             7,200
  Benefits paid                                                     (5,747)          (16,039)
-----------------------------------------------------------------------------------------------
  Plan assets, end of year                                       $ 104,250         $ 100,045
===============================================================================================


                                                                    Pension Benefits                    Other Benefits
                                                        ----------------------------------------------------------------------
                                                                 1999              1998              1999             1998
------------------------------------------------------------------------------------------------------------------------------
FUNDED STATUS:
  Benefit obligation                                          $ 167,144         $ 189,524         $ 25,233        $ 27,883
  Plan assets                                                  (104,250)         (100,045)
------------------------------------------------------------------------------------------------------------------------------
       Benefit obligation in excess of plan assets               62,894            89,479           25,233          27,883
  Unrecognized actuarial gains (losses)                          18,309           (11,259)           6,397           2,526
  Unrecognized prior service cost                                                                   (1,080)         (1,152)
                                                        ----------------------------------------------------------------------
        Accrued benefit cost at September 30                     81,203            78,220           30,550          29,257
              Payments subsequent to measurement date            (1,638)           (1,518)
------------------------------------------------------------------------------------------------------------------------------
       Accrued benefit cost at December 31                    $  79,565         $  76,702         $ 30,550        $ 29,257
==============================================================================================================================


The components of net periodic benefit cost for the years ended December 31 were as follows (in thousands):

                                                                      Pension Benefits                 Other Benefits
                                                             ----------------------------------------------------------------
                                                                   1999              1998           1999            1998
-----------------------------------------------------------------------------------------------------------------------------
Service cost (benefits earned during the current period)         $  4,194          $  2,849       $    581        $    547
Interest cost on benefit obligation                                12,260            11,430          1,876           1,699
Expected return on plan assets                                     (8,745)           (9,078)
Net amortization and deferrals                                        281            (1,167)           (66)            (83)
Amortization of prior service cost                                                                      72              72
Settlement gains from 1997 early retirement program                                  (3,131)
-----------------------------------------------------------------------------------------------------------------------------
Net periodic benefit cost (included in operating
  expenses)                                                      $  7,990          $    903        $ 2,463         $ 2,235
=============================================================================================================================

The total projected benefit obligation for non-qualified defined benefit pension plans was $70.9 million and $81.4 million at December 31, 1999 and 1998, respectively. The total accumulated benefit obligation (APBO) for these plans was $67.7 million and $75.2 million at December 31, 1999 and 1998, respectively.

The actuarial assumptions used in determining benefit obligations at December 31, were as follows:

                                                           Pension Benefits                   Other Benefits
                                                     ----------------------------------------------------------------
                                                       1999               1998            1999            1998
------------------------------------------------------------------- -------------------------------------------------
Discount rate                                          7.75%              6.75%           7.75%           6.75%
Rate of increase in future compensation levels         6.00%              5.00%
Expected long term return on plan assets               9.00%              9.00%

Health care cost trend rates grade to 5% in year 2000 and remain level thereafter. Increasing the assumed health care trend rates by one percentage point in each year would increase the APBO by about $2.4 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. Decreasing the assumed health care trend rates by one percentage point in each year would reduce the APBO by about $2.0 million and the 1999 service and interest cost components of net periodic postretirement benefit cost by about $0.1 million. National Life Group uses the straight-line method of amortization for prior service cost and unrecognized gains and losses.

National Life provides employee savings and 401(k) plans where up to 3% of an employee's compensation may be invested by the employee in either plan with matching funds contributed by the company. Employees below specified levels of compensation also receive a foundation contribution of 1.5% of compensation. Additional employee voluntary contributions may be made to the plans up to a set maximum. Vesting and withdrawal privilege schedules are attached to the Company's contributions.

National Life also provides a 401(k) plan for it's regular full-time agents whereby accumulated funds may be invested by the agent in a group annuity contract with National Life or in mutual funds sponsored by an affiliate of National Life. Total annual contributions can not exceed certain limits that vary based on total agent compensation. No National Life contributions are made to the plan.

Life Insurance Company of the Southwest (LSW), an indirectly held wholly-owned subsidiary of National Life, provides a 401(k) to its employees. Additional voluntary employee contributions may be made to the plan subject to certain limits. LSW's contributions to these plans generally vest within two years.

NOTE 8 - DEBT

Debt consists of the following (in thousands):

                                                                                          1999                   1998
-----------------------------------------------------------------------------------------------------------------------------
8.25% Surplus Notes:                                                                    $ 69,692               $ 69,688
       $70 million, maturing March 1, 2024 with interest payable semi-annually on March 1 and September 1. The notes are unsecured and subordinated to all present and future indebtedness, policy claims and prior claims. The notes may be redeemed in whole or in part any time after March 1, 2004 at predetermined redemption prices. All interest and principal payments require prior written approval by the State of Vermont Department of
       Banking, Insurance, Securities and Health Care Administration.

6.57% Term Note:                                                                           6,400                  8,400
       $6.4 million, maturing March 1, 2002 with interest payable semi-annually on March 1 and September 1. The note is secured by subsidiary stock, includes certain restrictive covenants and requires annual payments of principal (see below).
-----------------------------------------------------------------------------------------------------------------------------
       Total debt                                                                       $ 76,092               $ 78,088
=============================================================================================================================

The aggregate annual scheduled maturities of debt for the next five years are as follows (in thousands):


       2000                                       $ 2,000
       2001                                         2,000
       2002                                         2,400
       2003                                             -
       2004                                             -


Interest paid was $6.3 million and $6.2 million in 1999 and 1998, respectively.

NOTE 9 - CONTINGENCIES

During 1997, several class action lawsuits were filed against National Life in various states related to the sale of life insurance policies during the 1980's and 1990's. National Life specifically denied any wrongdoing. National Life agreed to a settlement of these class action lawsuits in June 1998. This agreement was subsequently approved by the court in October 1998. The settlement provides class members with various policy enhancement options and new product purchase discounts. Class members may instead pursue alternative dispute resolution according to predetermined guidelines. Qualifying members may also opt out of the class action and pursue litigation separately against National Life. Most of the alternative dispute resolution cases were settled by December 31, 1999. Management believes that while the ultimate cost of this litigation (including those opting out of the class action) is still uncertain, it is unlikely, after considering existing provisions, to have a material adverse effect on National Life's financial position.

In late 1999, two lawsuits were filed against National Life and the State of Vermont in Vermont related to National Life's conversion to a mutual holding company structure. National Life and the State of Vermont specifically deny any wrongdoing and intend to defend these cases vigorously. In the opinion of National Life Group's management, based on advice from legal counsel, the ultimate resolution of these lawsuits will not have a material effect on National Life Group's financial position. However, liabilities related to these lawsuits could be established in the near term if estimates of the ultimate resolution of these proceedings are revised.

NOTE 10 - NEW ACCOUNTING PRONOUNCEMENTS

In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, Accounting for Derivative Instruments and Hedging Activities (FAS 133), which establishes accounting and reporting standards for derivative instruments. FAS 133 requires that an entity recognize all derivatives as either assets or liabilities at fair value in the statement of financial position, and establishes special accounting for the following three types of hedges: fair value hedges, cash flow hedges, and hedges of foreign currency exposures of net investments in foreign operations. The statement was originally effective for fiscal years beginning after June 15, 1999. In June, 1999 the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 137, Accounting for Derivative Instruments and Hedging Activities - Deferral of the Effective Date of FASB Statement No. 133 (FAS 137). FAS 137 requires the application of FAS 133 for fiscal years beginning after June 15, 2000. The Company is currently assessing the impact of the adoption of FAS 133.

NOTE 11 - CLOSED BLOCK

The Closed Block was established on January 1, 1999 as part of the conversion to a mutual holding company corporate structure (see Note 13).

Summarized financial information for the Closed Block effects as of December 31, 1999 and for the year then ended is as follows (in thousands):

                                                                                                                       1999
----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Cash and cash equivalents                                                                                         $   122,982
  Available-for-sale debt securities (amortized cost of $1,800.1 million)                                             1,771,494
  Mortgage loans                                                                                                        380,986
  Policy loans                                                                                                          640,490
  Accrued investment income                                                                                              53,387
  Premiums and fees receivable                                                                                           18,864
  Deferred policy acquisition costs                                                                                     312,588
  Other assets                                                                                                          123,690
----------------------------------------------------------------------------------------------------------------------------------
     Total assets                                                                                                   $ 3,424,481
==================================================================================================================================

LIABILITIES:
  Policy liabilities and accruals                                                                                   $ 3,629,560
  Other liabilities                                                                                                      69,186
----------------------------------------------------------------------------------------------------------------------------------
     Total liabilities                                                                                              $ 3,698,746
==================================================================================================================================




                                                                                                                        1999
----------------------------------------------------------------------------------------------------------------------------------
REVENUES:
 Premiums and other income                                                                                          $   325,445
 Net investment income                                                                                                  216,432
 Realized investment gain                                                                                                 8,720
----------------------------------------------------------------------------------------------------------------------------------
   Total revenues                                                                                                       550,597
----------------------------------------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES:
 Increase in policy liabilities                                                                                          66,324
 Policy benefits                                                                                                        283,598
 Policyholders' dividends                                                                                               107,941
 Interest credited to policyholders' accounts                                                                            13,294
 Operating expenses                                                                                                      17,407
 Policy acquisition expenses, net                                                                                        37,662
----------------------------------------------------------------------------------------------------------------------------------
   Total benefits and expenses                                                                                          526,226
----------------------------------------------------------------------------------------------------------------------------------
Pre-tax contribution from the Closed Block                                                                          $    24,371
==================================================================================================================================

There were no mortgage valuation allowances on Closed Block mortgage loans at December 31, 1999. Many expenses related to Closed Block operations are charged to operations outside the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside the Closed Block are therefore disproportionate to the actual business outside the Closed Block.

The Consolidated Statement of Cash Flows for 1999 is presented net of cash flows and adjustments to operating cash flows attributable to the Closed Block cash and short term investments of $(24.5) million. The Closed Block was initially funded on January 1, 1999 with cash and securites totalling $2.2 billion.

NOTE 12 - ACQUISITION

On July 2, 1999, the Company acquired the outstanding one-third interest in LSW National Holdings, Inc., (LSWNH) the parent of Dallas, Texas-based Life Insurance Company of the Southwest (LSW), a financial services company specializing in the sale of annuities. The Company had previously purchased a two-thirds interest in the company in February, 1996.

The purchase price was $61.6 million in cash. Purchasing the remaining one-third interest eliminated the ongoing provision for minority interests for the last six months of 1999. The effect of the cash purchase on the consolidated financial statements was to reduce minority interests by $39.7 million and record net purchase GAAP adjustments of $21.9 million, which included intangible assets for the present value of future profits of insurance acquired of $59.4 million and goodwill of $3.0 million.

Had the one-third purchase been made at January 1, 1998, pro-forma consolidated net income would have increased by about $3.1 million and $2.2 million in 1999 and 1998, respectively. These pro-forma consolidated results are not necessarily indicative of the actual results which might have occurred had the Company owned all of LSWNH since that date. (unaudited)

NOTE 13 - REORGANIZATION INTO A MUTUAL HOLDING COMPANY
          CORPORATE STRUCTURE

On January 1, 1999, National Life converted from a mutual to a stock insurance company as part of a reorganization into a mutual holding company corporate structure.

Prior to the conversion, policyowners held policy contractual and membership rights from National Life. The contractual rights, as defined in the various insurance and annuity policies, remained with National Life after the conversion. Membership interests held by policyowners of National Life at December 31, 1998 were converted to membership interests in National Life Holding Company, a mutual insurance holding company created for this purpose. National Life Holding Company currently owns all the outstanding shares of NLV Financial, a stock holding company created for this purpose, which in turn currently owns all the outstanding shares of National Life. National Life Holding Company currently has no other assets, liabilities or operations other than that related to its ownership of NLV Financial's outstanding stock. Similarly, NLV Financial currently has no other assets, liabilities or operations other than that related to its ownership of National Life's outstanding stock. Under the terms of the reorganization, National Life Holding Company must always hold a majority of the voting shares of NLV Financial.

This reorganization was approved by policyowners of National Life and was completed with the approval of the Commissioner of the Vermont Department of Banking, Insurance, Securities, and Health Care Administration (the "Commissioner").

Under the provisions of the reorganization, National Life issued 2.5 million common stock $1 par shares to its parent, NLV Financial as a transfer from retained earnings and also transferred $5 million from retained earnings into additional paid in capital. There were no dividends paid or declared in 1999 by National Life. Dividends declared by National Life in excess of ten percent of statutory surplus (see Note 14 for statutory information) require pre-approval by the Commissioner.

NOTE 14 - STATUTORY INFORMATION

National Life prepares statutory basis financial statements for regulatory filings with insurance regulators in all 50 states and the District of Columbia. A reconciliation of National Life's statutory surplus to GAAP equity at December 31 and statutory net income to GAAP net income for the years ended December 31 were as follows (in thousands):

                                                        1999                                            1998
                                       --------------------------------------------------------------------------------------
                                          Surplus/                                        Surplus/
                                           Equity                 Net Income               Equity                Net Income
-----------------------------------------------------------------------------------------------------------------------------
Statutory surplus/net income             $ 408,086                 $ 25,923              $  373,063               $  67,841

Asset valuation reserve                     79,207                                           69,994
Interest maintenance reserve                58,507                    5,681                  52,826                  (4,114)
Surplus notes                              (70,716)                                         (70,700)
Non-admitted assets                          2,101                                           17,033
Investments                                 30,149                    5,916                     650                  (4,471)
Deferred policy acquisition costs          445,704                   17,250                 428,453                  (9,479)
Deferred income taxes                       45,587                   (3,837)                 74,132                  15,555
Policy liabilities                        (202,061)                  10,063                (203,832)                 (6,476)
Policyholders' dividends                    67,494                    3,289                  64,205                     529
Benefit plans                              (29,475)                  (1,571)                (27,904)                  6,730
Sales remediation costs                                                                                             (40,575)
Other comprehensive income, net            (57,700)                                         106,243
Other changes, net                          (1,895)                  (6,086)                 (1,860)                 (5,352)
-----------------------------------------------------------------------------------------------------------------------------

GAAP equity/net income                   $ 774,988                 $ 56,628              $  882,303               $  20,188
=============================================================================================================================

The New York Insurance Department recognizes only statutory accounting practices for determining and reporting the financial condition and results of operations of an insurance company and for determining solvency under the New York Insurance Law. No consideration is given by the New York Insurance Department to financial statements prepared in accordance with generally accepted accounting principles in making such determinations.

In 1998, the National Association of Insurance Commissioners (NAIC) adopted the Codification of Statutory Accounting Principles guidance (Codification), which will replace the current Accounting Practices and Procedures manual as the NAIC's primary guidance on statutory accounting. The NAIC has recommended an effective date of January 1, 2001. The Codification provides guidance for areas which promulgated statutory accounting principles had not previously addressed, and changes current promulgated guidance in other areas.

The Vermont Department of Banking, Insurance, Securities, and Health Care Administration has adopted Codification effective January 1, 2001. The Department may make changes to the promulgated guidance prior to the effective date. National Life has not estimated the potential effect of the Codification guidance on its reported results.

                                NATIONAL VARIABLE
                             LIFE INSURANCE ACCOUNT
                            (ESTATE PROVIDER SEGMENT)

                              FINANCIAL STATEMENTS

                                    * * * * *


                                DECEMBER 31, 1999

                      [PRICEWATERHOUSECOOPERS LETTERHEAD]



                        REPORT OF INDEPENDENT ACCOUNTANTS

   To the Board of Directors of National Life Insurance Company and Policyholders of National Variable Life Insurance Account - Estate Provider Segment

   In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of each of the sub-accounts constituting the National Variable Life Insurance Account -- Estate Provider Segment (a segment within a Separate Account of National Life Insurance Company) (the Segment) at December 31, 1999, and the results of each of their operations and each of their changes in net assets for the year ended December 31, 1999 and the period from May 1, 1998 through December 31, 1998, in conformity with accounting principles generally accepted in the United States. These financial statements are the responsibility of the Segment's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the funds, provide a reasonable basis for the opinion expressed above.

  /S/ PRICEWATERHOUSECOOPERS LLP

   March 31, 2000

      NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
   (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF NET ASSETS

                               DECEMBER 31, 1999

                                                                                                                 POLICYHOLDER

                                                                                                                    ACCOUNT

                                                                                                                    VALUES
                                                                                                               ----------------
  ASSETS:

  Investments in shares of mutual fund portfolios at market value

  (policyholder accumulation units and unit value):

   Market Street Fund Money Market (87,355.06 accumulation units at $12.72 unit value)                              $ 1,111,122
   Market Street Fund Growth (22,399.80 accumulation units at $10.50 unit value)                                        235,245
   Market Street Fund Aggressive Growth (5,483.25 accumulation units at $11.15 unit value)                               61,159
   Market Street Fund Managed (24,269.83 accumulation units at $10.51 unit value)                                       255,169
   Market Street Fund Bond (23,729.56 accumulation units at $10.24 unit value)                                          242,908
   Market Street Fund International (12,444.41 accumulation units at $12.26 unit value)                                 152,531
   Market Street Fund Sentinel Growth (11,226.88 accumulation units at $14.69 unit value)                               164,922
   American Century Variable Portfolios VP Value (4,074.75 accumulation units at $9.32 unit value)                       37,975
   American Century Variable Portfolios VP Income & Growth (16,224.93 accumulation units at $12.89 unit value)          209,119
   JP Morgan Series Trust II International Opportunities (5,512.70 acumulation units at $12.42 unit value)               68,479
   JP Morgan Series Trust II Small Company (16,199.23 acumulation units at $12.09 unit value)                           195,768
   Strong Opportunity Fund II(4,716.77 accumulation units at $12.97 unit value)                                          61,198
   Strong Variable Insurance Funds Mid Cap Growth (11,462.76 accumulation units at $22.07 unit value)                   253,031
   Neuberger Berman Partners Portfolio (13,913.06 accumulation units at $10.02 unit value)                              139,372
   Goldman Sachs International Equity (10,567.92 accumulation units at $13.08 unit value)                               138,270
   Goldman Sachs Global Income (1,149.40 accumulation units at $10.55 unit value)                                        12,126
   Goldman Sachs CORE Small Cap Equity (9,590.49 accumulation units at $9.65 unit value)                                 92,525
   Goldman Sachs Mid Cap Value (3,603.11 accumulation units at $8.47 unit value)                                         30,514
   VIPF Growth (25,842.80 accumulation units at $16.56 unit value)                                                      427,830
   VIPF High Income (21,965.93 accumulation units at $9.76 unit value)                                                  214,336
   VIPF Index 500 (233,008.34 accumulation units at $13.34 unit value)                                                3,108,119
   VIPF Contrafund (27,824.89 accumulation units at $14.10 unit value)                                                  392,465
                                                                                                                   ------------
        Total Net Assets                                                                                            $ 7,604,183
                                                                                                                   ============


The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                                                                 AMERICAN CENTURY
                                                             MARKET STREET FUND                                 VARIABLE PORTFOLIOS
                                   -----------------------------------------------------------------------   -----------------------
                                    MONEY            AGGRESSIVE                                   SENTINEL              VP INCOME &
                                    MARKET  GROWTH     GROWTH    MANAGED    BOND   INTERNATIONAL   GROWTH    VP VALUE      GROWTH
                                   -------  -------  ----------  -------    ----   -------------  --------   ---------  ------------
INVESTMENT INCOME:
  Dividend income and
   capital gain distributions       40,526  $  548      $  496   $ 4,020   $  164     $   526      $   735   $   610        $     4

EXPENSES:
  Mortality and expense risk
   charges                          10,778   1,156         327     1,606      853         458          791       174            700
                                   -------------------------------------------------------------------------------------------------
Net investment income (loss)        29,748    (608)        169     2,414     (689)         68          (56)      436           (696)
                                   -------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss) from
     shares sold                       -     1,290         460     4,325     (220)      5,442        4,725      (181)         1,508

    Net unrealized appreciation
     (depreciation) on
     investments                       -       762       9,017    (7,496)   1,716      13,170       35,074    (2,446)        20,046
                                   -------------------------------------------------------------------------------------------------

  Net realized and unrealized
   gain (loss) on investments          -     2,052       9,477    (3,171)   1,496      18,612       39,799    (2,627)        21,554
                                   -------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET
 ASSETS RESULTING FROM
 OPERATIONS                        $29,748  $1,444      $9,646   $  (757)  $  807     $18,680      $39,743   $(2,191)       $20,858
                                   =================================================================================================


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                                             STRONG VARIABLE  NEUBERGER
                                    JP MORGAN SERIES TRUST II     STRONG     INSURANCE FUNDS   BERMAN
                                    -------------------------   -----------  ---------------  ---------
                                    INTERNATIONAL      SMALL    OPPORTUNITY       MID CAP     PARTNERS
                                    OPPORTUNITIES     COMPANY     FUND II         GROWTH      PORTFOLIO
                                    -------------     -------   -----------  ---------------  ---------

INVESTMENT INCOME:
  Dividend income and capital
   gain distributions                   $2,168        $ 4,033     $1,683         $     5       $2,662

EXPENSES:
  Mortality and expense risk
   charges                                 144            632        156             421          764
                                    -------------------------------------------------------------------
Net investment (loss) income             2,024          3,401      1,527            (416)       1,898
                                    -------------------------------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss)
     from shares sold                    1,139          2,279      1,418           5,601        1,010
    Net unrealized appreciation
     (depreciation) on investments       6,017         51,818      3,679          50,886        2,934
                                    -------------------------------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                 7,156         54,097      5,097          56,487        3,944
                                    -------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS              $9,180        $57,498     $6,624         $56,071       $5,842
                                    ===================================================================

                                      GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                    -------------------------------------------
                                    INTERNATIONAL  GLOBAL  CORE SMALL  MID CAP
                                        EQUITY     INCOME  CAP EQUITY   VALUE
                                    -------------  ------  ----------  --------

INVESTMENT INCOME:
  Dividend income and capital
   gain distributions                  $ 8,786     $ 440    $   194    $   198

EXPENSES:
  Mortality and expense risk
   charges                                 424        37        408        129
                                    -------------------------------------------
  Net investment (loss) income           8,362       403       (214)        69
                                    -------------------------------------------

REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
    Net realized gain (loss)
     from shares sold                      784       (82)       833        242
    Net unrealized appreciation
     (depreciation) on investments      15,215      (260)    14,070     (1,252)
                                    -------------------------------------------
  Net realized and unrealized gain
   (loss) on investments                15,999      (342)    14,903     (1,010)
                                    -------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS             $24,361     $  61     14,689    $  (941)
                                    ===========================================


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED DECEMBER 31, 1999

                                                                         VIPF
                                                 -----------------------------------------------------
                                                                 HIGH          INDEX
                                                 GROWTH         INCOME          500         CONTRAFUND       TOTAL
                                                 -------        ------        --------      ----------      --------

INVESTMENT INCOME:
  Dividend income and
   capital gain distributions                    $ 9,731        $3,784        $ 14,921        $  1862       $ 98,096

EXPENSES:
  Mortality and expense risk charges               1,530           909          12,632          1,146         36,175
                                                 --------------------------------------------------------------------

Net investment income                              8,201         2,875           2,289            716         61,921
                                                 --------------------------------------------------------------------

REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                     5,362         (692)          93,217          6,154        134,614

  Net unrealized appreciation on
    investments                                   56,306         2,934         256,118         41,349        569,657
                                                 --------------------------------------------------------------------

Net realized and unrealized gain on
 investments                                      61,668         2,242         349,335         47,503        704,271
                                                 --------------------------------------------------------------------

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                      $69,869        $5,117        $351,624        $48,219       $766,192
                                                 ====================================================================



   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

           FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998


                                                                                                              AMERICAN CENTURY
                                                               MARKET STREET FUND                            VARIABLE PORTFOLIOS
                                     ---------------------------------------------------------------------- ----------------------
                                     MONEY            AGGRESSIVE                                  SENTINEL            VP INCOME &
                                     MARKET  GROWTH     GROWTH    MANAGED  BOND    INTERNATIONAL   GROWTH   VP VALUE     GROWTH
                                     ------  ------   ----------  -------  ----    -------------  --------  --------  ------------

INVESTMENT INCOME:
 Dividend income and capital
  gain distributions                 $7,084  $   19      $  -     $  358    $  -      $   -        $    -     $  -         $ 62

EXPENSES:
Mortality and expense risk charges    1,741      33         7        153       5         25            39        7           12
                                     ---------------------------------------------------------------------------------------------
Net investment (loss) income          5,343     (14)       (7)       205      (5)       (25)          (39)      (7)          50
                                     ---------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS:
   Net realized gain (loss) from
    shares sold                           -     101        17      1,012     140       (432)          132      128           56

   Net unrealized appreciation on
    investments                           -   1,135       359      5,209     120        666         2,583       73          825
                                     ---------------------------------------------------------------------------------------------

Net realized and unrealized gain on
 investments                              -   1,236       376      6,221     260        234         2,715      201          881
                                     ---------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                     $5,343  $1,222      $369     $6,426    $255       $209        $2,676     $194         $931
                                     =============================================================================================


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                            STATEMENT OF OPERATIONS

           FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998



                                              JP MORGAN                      STRONG VARIABLE  NEUBERGER
                                           SERIES TRUST II        STRONG     INSURANCE FUNDS   BERMAN
                                        ----------------------  -----------  ---------------  ---------
                                        INTERNATIONAL   SMALL   OPPORTUNITY      MID CAP      PARTNERS
                                        OPPORTUNITIES  COMPANY    FUND II        GROWTH       PORTFOLIO
                                        -------------  -------  -----------  ---------------  ---------

INVESTMENT INCOME:
  Dividend income and capital gain
   distributions                             $  -      $  358      $   31         $  -          $    -

EXPENSES:
  Mortality and expense risk charges            3          33          25            3              18
                                        -----------------------------------------------------------------

Net investment (loss) income                   (3)        325           6           (3)            (18)
                                        -----------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                 73         196        (375)           1             981

  Net unrealized appreciation
   (depreciation) on investments               37       1,341       1,166          709             152
                                        -----------------------------------------------------------------

Net realized and unrealized gain
 (loss) on investments                        110       1,537         791          710           1,133
                                        -----------------------------------------------------------------

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                             $107      $1,862      $  797         $707          $1,115
                                        =================================================================

                                          GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                        ------------------------------------------
                                        INTERNATIONAL  GLOBAL  CORE SMALL  MID CAP
                                            EQUITY     INCOME  CAP EQUITY   VALUE
                                        -------------  ------  ----------  -------

INVESTMENT INCOME:
  Dividend income and capital gain
   distributions                             $ 15       $ 72      $  7       $17

EXPENSES:
  Mortality and expense risk charges            4          4         9         3
                                        ------------------------------------------

Net investment (loss) income                   11         68        (2)       14
                                        ------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) from
   shares sold                                146          8        (6)        2

  Net unrealized appreciation
   (depreciation) on investments              137        (61)      320        63
                                        ------------------------------------------

Net realized and unrealized gain
 (loss) on investments                        283        (53)      314        65
                                        ------------------------------------------

INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                             $294       $ 15      $312       $79
                                        ==========================================




   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                            ESTATE PROVIDER SEGMENT
    (A Segment within a Separate Account of National Life Insurance Company)

                            STATEMENT OF OPERATIONS

           FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998




                                                              VIPF
                                            ------------------------------------------
                                                       HIGH      INDEX
                                            GROWTH    INCOME      500       CONTRAFUND       TOTAL
                                            ------    ------    --------    ----------     --------

INVESTMENT INCOME:
  Dividend income and capital gain
   distributions                            $    -      $ -     $      -      $    -       $  8,023

EXPENSES:
  Mortality and expense risk charges            86        6        2,041          53          4,310
                                            -------------------------------------------------------

Net investment (loss) income                   (86)      (6)      (2,041)        (53)         3,713
                                            -------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
  Net realized gain (loss) from shares
   sold                                        348       (3)       1,449         422          4,396

  Net unrealized appreciation on
   investments                               3,862       47      110,537       4,347        133,627
                                            -------------------------------------------------------

Net realized and unrealized gain on
 investments                                 4,210       44      111,986       4,769        138,023
                                            -------------------------------------------------------

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $4,124      $38     $109,945      $4,716       $141,736
                                            =======================================================






   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999




                                                                                    MARKET STREET FUND
                                              --------------------------------------------------------------------------------------
                                                MONEY                       AGGRESSIVE
                                                MARKET         GROWTH         GROWTH         MANAGED         BOND      INTERNATIONAL
                                              -----------     --------      ----------       -------       --------    -------------

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $    29,748     $  1,444        $ 9,646        $  (757)      $    807       $ 18,680
                                              --------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                          4,315,273       80,466         13,505         159,494        17,149         37,137
  Transfers between investment
   sub-accounts and general account, net       (3,747,946)     142,903         36,708          53,839       219,508         95,714
  Surrenders and lapses                                 -       (1,098)             -               -             -         (3,628)
  Cost of insurance and administrative
   charges                                       (122,753)     (12,573)        (1,590)        (27,116)       (1,724)        (2,826)
  Miscellaneous                                   (37,178)         237           (807)            (59)          483            (77)
                                              --------------------------------------------------------------------------------------

  Total capital transactions                      407,396      209,935         47,816         186,158       235,416        126,320
                                              --------------------------------------------------------------------------------------

Increase in net assets                            437,144      211,379         57,462         185,401       236,223        145,000

Net assets, beginning of period                   673,978       23,866          3,697          69,768         6,685          7,531
                                              --------------------------------------------------------------------------------------

Net assets, end of period                     $ 1,111,122     $235,245        $61,159        $255,169      $242,908       $152,531
                                              ======================================================================================

                                               MARKET
                                               STREET       AMERICAN CENTURY VARIABLE
                                                FUND                PORTFOLIOS
                                              --------      -------------------------
                                              SENTINEL                    VP INCOME &
                                               GROWTH        VP VALUE        GROWTH
                                              --------      ---------     -----------

INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS                                   $ 39,743       $(2,191)       $ 20,858
                                              ---------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                          20,062         14,292         26,508
  Transfers between investment
   sub-accounts and general account, net        93,011         23,532        150,485
  Surrenders and lapses                         (1,270)             -              -
  Cost of insurance and administrative
   charges                                      (3,882)        (2,041)        (4,690)
  Miscellaneous                                  1,311           (129)           329
                                              ---------------------------------------

  Total capital transactions                   109,232         35,654        172,632
                                              ---------------------------------------

Increase in net assets                         148,975         33,463        193,490

Net assets, beginning of period                 15,947          4,512         15,629
                                              ---------------------------------------

Net assets, end of period                     $164,922       $ 37,975       $209,119
                                              =======================================


   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                                                STRONG VARIABLE      NEUBERGER
                                                JP MORGAN SERIES TRUST II          STRONG       INSURANCE FUNDS       BERMAN
                                                -------------------------        -----------    ---------------      ---------
                                                INTERNATIONAL      SMALL         OPPORTUNITY        MID CAP          PARTNERS
                                                OPPORTUNITIES     COMPANY          FUND II          GROWTH           PORTFOLIO
                                                -------------     -------        -----------        ------           ---------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                         $ 9,180        $ 57,498        $ 6,624            $ 56,071        $  5,842
                                                ------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Participant deposits                                 2,310          22,254         15,093               9,023          27,365
  Transfers between investment
   sub-accounts and general account, net            56,870         105,766         31,077             181,199         104,262
  Surrenders and lapses                                  -               -         (4,126)                  -               -
  Cost of insurance and administrative
   charges                                            (770)         (4,462)        (2,266)             (1,650)         (4,299)
  Miscellaneous                                          2             188              8                (228)            372
                                                ------------------------------------------------------------------------------


  Total capital transactions                        58,412         123,746         39,786             188,344         127,700
                                                ------------------------------------------------------------------------------

Increase in net assets                              67,592         181,244         46,410             244,415         133,542

Net assets, beginning of period                        887          14,524         14,788               8,616           5,830
                                                ------------------------------------------------------------------------------

Net assets, end of period                          $68,479        $195,768        $61,198            $253,031        $139,372
                                                ==============================================================================

                                                     GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                             ------------------------------------------------------
                                             INTERNATIONAL     GLOBAL       CORE SMALL      MID CAP
                                                EQUITY         INCOME       CAP EQUITY       VALUE
                                             -------------     ------       ----------      -------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                     $ 24,361        $    61        $14,689       $  (941)
                                             -------------------------------------------------------

CAPITAL TRANSACTIONS:
Participant deposits                              5,901          1,862         14,441        12,363
  Transfers between investment
   sub-accounts and general account, net        107,834          9,501         63,712        17,658
  Surrenders and lapses                               -              -              -             -
  Cost of insurance and administrative
   charges                                       (1,731)          (849)        (1,526)         (641)
  Miscellaneous                                     (76)           (87)        (1,104)          (24)
                                             -------------------------------------------------------


  Total capital transactions                    111,928         10,427         75,523        29,356
                                             -------------------------------------------------------

Increase in net assets                          136,289         10,488         90,212        28,415

Net assets, beginning of period                   1,981          1,638          2,313         2,099
                                             -------------------------------------------------------

Net assets, end of period                      $138,270        $12,126        $92,525       $30,514
                                             =======================================================





   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

                      FOR THE YEAR ENDED DECEMBER 31, 1999



                                                                                VIPF
                                                     ---------------------------------------------------------
                                                                       HIGH           INDEX
                                                      GROWTH          INCOME           500          CONTRAFUND        TOTAL
                                                     --------        --------       ----------      ----------      ----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                          $ 69,869        $  5,117       $  351,624       $ 48,219       $  766,192
                                                     -------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                138,594          19,771          436,403         76,009        5,465,275
  Transfers between investment
   sub-accounts and general account, net              186,776         184,642        1,637,161        245,788                -
  Surrenders and lapses                                (1,316)              -          (20,562)             -          (32,000)
  Cost of insurance and administrative charges        (22,833)         (4,215)         (96,545)       (12,214)        (333,196)
  Miscellaneous                                         6,099            (117)           8,737          2,071          (20,049)
                                                     -------------------------------------------------------------------------

  Total capital transactions                          307,320         200,081        1,965,194        311,654        5,080,030
                                                     -------------------------------------------------------------------------

Increase in net assets                                377,189         205,198        2,316,818        359,873        5,846,222

Net assets, beginning of period                        50,641           9,138          791,301         32,592        1,757,961
                                                     -------------------------------------------------------------------------

Net assets, end of period                            $427,830        $214,336       $3,108,119       $392,465       $7,604,183
                                                     =========================================================================



   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

           FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998




                                                                                   MARKET STREET FUND
                                                 -----------------------------------------------------------------------------------
                                                   MONEY                 AGGRESSIVE                                         SENTINEL
                                                   MARKET      GROWTH      GROWTH      MANAGED     BOND    INTERNATIONAL     GROWTH
                                                 ----------    ------    ----------    -------    ------   -------------    --------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                      $    5,343    $ 1,222      $  369     $ 6,426    $  255       $  209       $ 2,676
                                                 -----------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                            1,133,620      6,174       1,707      18,935       381        2,729         4,088
  Transfers between investment
   sub-accounts and general account, net           (403,626)    17,492       1,741      47,176     6,234        5,084         9,796
  Cost of insurance and administrative charges      (24,756)    (1,023)       (120)     (2,836)      (48)        (503)         (490)
  Miscellaneous                                     (36,603)         1           -          67      (137)          12          (123)
                                                 -----------------------------------------------------------------------------------

  Total capital transactions                        668,635     22,644       3,328      63,342     6,430        7,322        13,271
                                                 -----------------------------------------------------------------------------------

Increase in net assets                              673,978     23,866       3,697      69,768     6,685        7,531        15,947

Net assets, beginning of period                           -          -           -           -         -            -             -
                                                 -----------------------------------------------------------------------------------

Net assets, end of period                        $  673,978    $23,866      $3,697     $69,768    $6,685       $7,531       $15,947
                                                 ===================================================================================

                                                 AMERICAN CENTURY VARIABLE
                                                         PORTFOLIOS
                                                 -------------------------
                                                               VP INCOME &
                                                  VP VALUE       GROWTH
                                                 ---------     -----------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                        $  194        $   931
                                                 -------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                574            438
  Transfers between investment
   sub-accounts and general account, net            4,060         14,524
  Cost of insurance and administrative charges       (321)          (265)
  Miscellaneous                                         5              1
                                                 -------------------------

  Total capital transactions                        4,318         14,698
                                                 -------------------------

Increase in net assets                              4,512         15,629

Net assets, beginning of period                         -              -
                                                 -------------------------

Net assets, end of period                          $4,512        $15,629
                                                 =========================




   The accompanying notes are an integral part of these financial statements.

       NATIONAL VARIABLE LIFE INSURANCE ACCOUNT - ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

           FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998




                                                                                          STRONG VARIABLE
                                                                                             INSURANCE     NEUBERGER
                                                JP MORGAN SERIES TRUST II      STRONG          FUNDS        BERMAN
                                                -------------------------    -----------  ---------------  ---------
                                                 INTERNATIONAL     SMALL     OPPORTUNITY      MID CAP      PARTNERS
                                                 OPPORTUNITIES    COMPANY      FUND II        GROWTH       PORTFOLIO
                                                 -------------    -------    -----------  ---------------  ---------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                           $107        $ 1,862      $   797        $  707        $1,115
                                                --------------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                 853          3,172           81           -           3,877
  Transfers between investment
   sub-accounts and general account, net                 -         10,026       14,545         7,965         1,242
  Cost of insurance and administrative charges         (60)          (520)        (541)          (56)         (308)
  Miscellaneous                                        (13)           (16)         (94)            -           (96)
                                                --------------------------------------------------------------------

  Total capital transactions                           780         12,662       13,991         7,909         4,715
                                                --------------------------------------------------------------------

Increase in net assets                                 887         14,524       14,788         8,616         5,830

Net assets, beginning of period                          -              -            -             -             -
                                                --------------------------------------------------------------------

Net assets, end of period                             $887        $14,524      $14,788        $8,616        $5,830
                                                ====================================================================

                                                         GOLDMAN SACHS VARIABLE INSURANCE TRUST
                                                   --------------------------------------------------
                                                   INTERNATIONAL    GLOBAL     CORE SMALL     MID CAP
                                                       EQUITY       INCOME     CAP EQUITY      VALUE
                                                   -------------    ------     ----------     -------

INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                            $  294        $   15      $  312        $   79
                                                   --------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                    674           595       1,808           238
  Transfers between investment
   sub-accounts and general account, net                1,173         1,073         199         1,847
  Cost of insurance and administrative charges           (138)         (118)        (61)          (82)
  Miscellaneous                                           (22)           73          55            17
                                                   --------------------------------------------------

  Total capital transactions                            1,687         1,623       2,001         2,020
                                                   --------------------------------------------------

Increase in net assets                                  1,981         1,638       2,313         2,099

Net assets, beginning of period                             -             -           -             -
                                                   --------------------------------------------------

Net assets, end of period                              $1,981        $1,638      $2,313        $2,099
                                                   ==================================================



   The accompanying notes are an integral part of these financial statements.

                    NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                             ESTATE PROVIDER SEGMENT
    (A SEGMENT WITHIN A SEPARATE ACCOUNT OF NATIONAL LIFE INSURANCE COMPANY)

                       STATEMENT OF CHANGES IN NET ASSETS

            FOR THE PERIOD FROM MAY 1, 1998 THROUGH DECEMBER 31, 1998



                                                                             VIPF
                                                      -----------------------------------------------
                                                                     HIGH        INDEX
                                                      GROWTH        INCOME        500      CONTRAFUND     TOTAL
                                                      -------       ------      --------   ----------   ----------

INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS                            $ 4,124       $   38      $109,945     $ 4,716    $  141,736
                                                      -------------------------------------------------------------

CAPITAL TRANSACTIONS:
  Participant deposits                                 26,141          281       488,002       5,906     1,700,274
  Transfers between investment
   sub-accounts and general account, net               23,385        8,922       204,068      23,074             -
  Cost of insurance and administrative charges         (2,967)        (104)       (9,489)     (1,105)      (45,911)
  Miscellaneous                                           (42)           1        (1,225)          1       (38,138)
                                                      -------------------------------------------------------------
  Total capital transactions                           46,517        9,100       681,356      27,876     1,616,225
                                                      -------------------------------------------------------------
Increase in net assets                                 50,641        9,138       791,301      32,592     1,757,961
Net assets, beginning of period                             -            -             -           -             -
                                                      -------------------------------------------------------------
Net assets, end of period                             $50,641       $9,138      $791,301     $32,592    $1,757,961
                                                      =============================================================



   The accompanying notes are an integral part of these financial statements.

NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
(ESTATE PROVIDER SEGMENT)
(A Segment within a Separate Account of National Life Insurance Company) NOTES TO THE FINANCIAL STATEMENTS


NOTE 1 - NATURE OF OPERATIONS

National Variable Life Insurance Account (the Variable Account) began operations on March 11, 1996 and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The operations of the Variable Account are part of National Life Insurance Company (National Life). The Variable Account was established by National Life as a separate investment account to invest the net premiums received from the sale of certain variable life insurance products. Equity Services, Inc., an indirect wholly-owned subsidiary of National Life, is the principal underwriter for the variable life insurance policies issued by National Life. Sentinel Advisors Company, an indirectly-owned subsidiary of National Life, provides investment advisory services for certain Market Street Fund, Inc. mutual fund portfolios.

National Life maintains three segments within the Variable Account. The Varitrak Segment within the Variable Account was established on March 11, 1996 and is used exclusively for National Life's flexible premium variable life insurance products known collectively as Varitrak. On May 1, 1998, National Life established the Estate Provider Segment (the Segment) within the Variable Account to be used exclusively for National Life's flexible premium variable life insurance products known collectively as Estate Provider. On February 12,1999, National Life established the Benefit Provider Segment within the Variable Account to be used exclusively for National Life's flexible premium variable universal life policy known collectively as Benefit Provider.

The Segment invests the accumulated policyholder account values in shares of mutual fund portfolios within Market Street Fund, Inc., American Century Variable Portfolios, JP Morgan Series Trust II, Strong Variable Insurance Funds, Strong Opportunity Fund II, Neuberger Berman Advisers Management Trust, Goldman Sachs Variable Insurance Trust, and Variable Insurance Products Fund and Variable Insurance Products Fund II (VIPF). Net premiums received by the Segment are deposited in investment portfolios as designated by the policyholder, except for initial net premiums on new policies which are first invested in the Market Street Fund Money Market Portfolio. Policyholders may also direct the allocations of their account value between the various investment portfolios within the Segment and a declared interest account (within the General Account of National Life) through participant transfers.

There are twenty-two sub-accounts within the Segment. Each sub-account, which invests exclusively in the shares of the corresponding portfolio, comprises the accumulated policyholder account values of the underlying variable life insurance policies investing in the sub-account.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements have been prepared in conformity with accounting principles generally accepted in the United States (GAAP). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed in the preparation of the Segment's financial statements.

INVESTMENTS

The mutual fund portfolios consist of the Market Street Fund Money Market, Market Street Fund Growth, Market Street Fund Aggressive Growth, Market Street Fund Managed, Market Street Fund Bond, Market Street Fund International, Market Street Fund Sentinel Growth, American Century Variable Portfolios VP Value, American Century Variable Portfolios VP Income & Growth, JP Morgan Series Trust II International Opportunities, JP Morgan Series Trust II Small Company, Strong Opportunity Fund II, Strong Variable

Insurance Funds Mid Cap Growth, Neuberger Berman Advisers Management Trust Partners Portfolio, Goldman Sachs Variable Insurance Trust International Equity, Goldman Sachs Variable Insurance Trust Global Income, Goldman Sachs Variable Insurance Trust CORE Small Cap Equity, Goldman Sachs Variable Insurance Trust Mid Cap Value (formerly Goldman Sachs Variable Insurance Trust Mid Cap Equity), VIPF Growth, VIPF High Income, VIPF Contrafund, and VIPF Index 500 (the Portfolios). The assets of each portfolio are held separate from the assets of the other portfolios and each has different investment objectives and policies. Each portfolio operates separately and the gains or losses in one portfolio have no effect on the investment performance of the other portfolios.

INVESTMENT VALUATION
--------------------

The investments in the Portfolios are valued at the closing net asset value per share as determined by the portfolio at the end of each period. The change in the difference between cost and market value is reflected as unrealized gain
(loss) in the Statement of Operations.

INVESTMENT TRANSACTIONS
-----------------------

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income (including capital gain distributions) are recorded on the ex-dividend date. The cost of investments sold is determined using the first-in first-out basis.

FEDERAL INCOME TAXES
--------------------

The operations of the Segment are part of, and taxed with, the total operations of National Life. Under existing federal income tax law, investment income and capital gains attributable to the Segment are not taxed.

NOTE 3 - CHARGES AND EXPENSES

National Life deducts a daily charge from the Segment based on an annual rate of
 .9% of each sub-account's net asset value for its assumption of mortality and expense risks. The mortality risk assumed is that the insureds under the policies may die sooner than anticipated. The expense risk assumed is that expenses incurred in issuing and administering the policies may exceed expected levels.

Cost of insurance charges are deducted monthly from each policyholder's accumulated account value for the insurance protection provided and are remitted to National Life. These charges vary based on the net amount at risk, attained age of the insured, and other factors. As partial compensation for administrative services provided, National Life also deducts a monthly administrative charge from each policyholder's accumulated account value.

Certain deferred administrative and sales charges are deducted from the policyholder's accumulated account value if the underlying variable life insurance policy is surrendered or lapsed prior to the end of the fifteenth policy year.

NOTE 4 - INVESTMENTS

The number of shares held and cost for each of the portfolios at December 31, 1999 are set forth below:

Portfolio                                                                         Shares                          Cost
---------                                                                         ------                          ----
Market Street Fund
 Money Market                                                                    1,111,122                      $1,111,122
 Growth                                                                             12,421                         233,348
 Aggressive Growth                                                                   2,784                          51,784
 Managed                                                                            15,198                         257,456
 Bond                                                                               22,959                         241,072
 International                                                                       9,145                         138,695
 Sentinel Growth                                                                     9,271                         127,265
American Century Variable Portfolios
 VP Value                                                                            6,382                          40,348
 VP Income & Growth                                                                 26,140                         188,248
JP Morgan Series Trust II
 International Opportunities                                                         4,951                          62,426
 Small Company Fund                                                                 11,702                         142,609
Strong Opportunity Fund II                                                           2,355                          56,352
Strong Variable Insurance Funds
 Mid Cap Growth                                                                      8,332                         201,436
Neuberger Berman Advisers Management Trust
 Partners Portfolio                                                                  7,096                         136,285
Goldman Sachs Variable Insurance Trust
 International Equity                                                                9,556                         122,918
 Global Income                                                                       1,234                          12,447
 CORE Small Cap Equity                                                               8,729                          78,135
 Mid Cap Value                                                                       3,624                          31,703
VIPF
 Growth                                                                              7,789                         367,662
 High Income                                                                        18,951                         211,354
 Index 500                                                                          18,566                       2,741,465
 Contrafund                                                                         13,464                         346,769
                                                                                                                ----------
     Total                                                                                                      $6,900,899
                                                                                                                ==========

The cost also represents the aggregate cost for federal income tax purposes.

NOTE 5 - PURCHASES AND SALES OF PORTFOLIO SHARES

Purchases and proceeds from sales of shares in the portfolios for the period ended December 31, 1999 aggregated the following:

Portfolio                                                                        Purchases                        Proceeds
---------                                                                        ---------                        --------
Market Street Fund
 Money Market                                                                    6,917,944                       6,480,800
 Growth                                                                            251,559                          42,233
 Aggressive Growth                                                                  89,019                          41,033
 Managed                                                                           312,808                         124,237
 Bond                                                                              247,455                          12,728
 International                                                                     177,863                          51,475
 Sentinel Growth                                                                   151,559                          42,383
American Century Variable Portfolio
 VP Value Fund                                                                      43,360                           7,271
 VP Income & Growth Fund                                                           185,742                          13,806
JP Morgan Series Trust II
 International Opportunities                                                        77,775                          17,338
 Small Company                                                                     144,835                          17,687
Strong Opportunity Fund II                                                          48,418                           7,105
Strong Variable Insurance Funds
 Mid Cap Growth                                                                    247,548                          59,620
Neuberger Berman Advisers Management Trust
 Partners Portfolio                                                                149,731                          20,134
Goldman Sachs Variable Insurance Trust
 International Equity                                                              148,844                          28,554
 Global Income Fund                                                                 14,203                           3,373
 CORE Small Cap Equity                                                             112,737                          37,427
 Mid Cap Equity Value                                                               32,916                           3,491
VIPF
  Growth                                                                           400,556                          85,035
  High Income                                                                      240,729                          37,774
  Index 500                                                                      2,432,677                         465,193
  Contrafund                                                                       378,127                          65,757



NOTE 6 - LOANS

Policyholders may obtain loans after the first policy year as outlined in the variable life insurance policy. At the time a loan is granted, accumulated value equal to the amount of the loan is designated as collateral and transferred from the Segment to the General Account of National Life. Interest is credited by National Life at predetermined rates on collateral held in the General Account. This interest is periodically transferred to the Segment.

NOTE 7 - DISTRIBUTION OF NET INCOME

The Segment does not expect to declare dividends to policyholders from accumulated net income. The accumulated net income will be distributed to policyholders as withdrawals (in the form of death benefits, surrenders or policy loans) in excess of the policyholders' net contributions to the Segment.

NOTE 8-  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code (IRC), a variable universal life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a variable universal life contract for federal income tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The IRC provides that the adequately diversified requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

National Life believes that the Segment satisfies the current requirements of the regulations, and it intends that the Segment will continue to meet such requirements.

                                   Part II

                          UNDERTAKING TO FILE REPORTS

         Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                             RULE 484 UNDERTAKING

         Article V, Section 7.1 of the Bylaws of National Life Insurance Company ("National Life" or the "Company") provides that, in accordance with the provisions of the Section, the Company shall indemnify directors, officers and employees of the Company or any other corporation served at the request of the Company, and their heirs, executors and administrators, shall be indemnified to the maximum extent permitted by law against all costs and expenses, including judgments paid, settlement costs, and counsel fees, reasonably incurred in the defense of any claim in which such person is involved by virtue of his or her being or having been such a director, officer, or employee.

         The Bylaws are filed as Exhibit 1.A.6(b) to the Registration Statement.

         Vermont law authorizes Vermont corporations to provide indemnification to directors, officers and other persons.

         National Life owns a directors and officers liability insurance policy covering liabilities that directors and officers of National Life and its subsidiaries and affiliates may incur in acting as directors and officers.

         Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or other controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                    REPRESENTATION RELATING TO FEES AND CHARGES


         National Life Insurance Company ("the Company") hereby represents that the fees and charges deducted under the variable life insurance policies described in the prospectuses contained in this registration statement are, in the aggregate, reasonable in relationship to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                      CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents.

         The facing sheet.


         The prospectus consisting of __ pages.
         Undertaking to file reports.
         Rule 484 undertaking.
         Representation relating to fees and charges.
         The signatures.
         Written consents of the following persons:
                 (a) Michele S. Gatto, Senior Vice President & General Counsel

                 (b) Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary

                 (c) Sutherland, Asbill & Brennan LLP.

                 (d) Pricewaterhouse Coopers LLP.


         The following exhibits, corresponding to those required by paragraph A of the instructions as to exhibits in Form N-8B-2:

         1.
           A.
                 (1) Resolutions of the Board of Directors of National Life Insurance Company establishing the National Variable Life Insurance Account.2
                 (2)      Not Applicable.
                 (3)      (a)     Form of Distribution Agreement between
                                  National Life Insurance Company and Equity
                                  Services, Inc.4
                          (b)(1)  Form of Equity Services, Inc. Branch Office
                                  Supervisor Contract.2
                          (b)(2)  Form of Equity Services, Inc. Registered
                                  Representative Contract.2
                          (c)     Schedule of Sales Commissions.6
                 (4)      Not Applicable.
                 (5)      (a)     Specimen Sentinel Estate Provider Policy
                                  Form.6
                          (b)     Rider for Guaranteed Death Benefit.6
                          (c)     Rider for Additional Protection Benefit.6
                          (d)     Rider for Policy Split Option.6
                          (e)     Rider for Estate Preservation.6
                          (f)     Rider for Annually Renewable Term.6
                          (g)     Rider for Continuing Coverage.6
                          (h)     Rider for Enhanced Death Benefit.6
                          (i)     Rider for Automatic Increase.6
                 (6)      (a)     Charter documents of National Life Insurance
                                  Company.2
                          (b)     Bylaws of National Life Insurance Company.2
                 (7)      Not Applicable.

                 (8)      (a)     Participation Agreement by and among Market
                                  Street Fund, Inc., National Life Insurance
                                  Company and Equity Services, Inc.4

                          (a)(3) Form of Amendment No. 2 to Participation Agreement among Market Street Fund., Inc., National Life Insurance Company and Equity Services, Inc.6

                          (b) Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated August 1, 1989.3

                          (b)(2) Amendment No. 1 to Participation Agreement among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.4

                          (b)(4) Form of Amendment No. 3 to Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and National Life Insurance Company.6

                          (c) Participation Agreement by and among National Life Insurance Company, Strong Variable Insurance Funds, Inc., Strong Special Fund II, Strong Capital Management, Inc. and Strong Funds Distributors, Inc.6

                          (d) Form of Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Vermont Life Insurance Company (now National Life Insurance Company) dated April 1, 1990.3

                          (d)(2) Form of Amendment No 1. to Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation, and National Life Insurance Company (as successor to Vermont Life Insurance Company)5

                          (d)(3) Form of Amendment No. 2 to Participation Agreement among Variable Insurance Products Fund II, Fidelity Distributors Corporation and National Life Insurance Company (as successor to Vermont Life Insurance Company)6

                          (e) Form of Participation Agreement among National Life Insurance Company, American Century Investment Management, Inc.6

                          (f) Form of Participation Agreement among National Life Insurance Company, Neuberger & Berman Advisers Managers Trust.6

                          (g) Form of Participation Agreement among National Life Insurance Company, J. P. Morgan Series Trust II.6

                          (h) Form of Participation Agreement among National Life Insurance Company, Goldman Sachs Variable Insurance Trust.6

                 (9)      Not Applicable.

                 (10)     Sentinel Estate Provider Application Form. (7)
                 (11) Memorandum describing issuance, transfer and redemption procedures.6

         2. Opinion and Consent of Michele S. Gatto, Senior Vice President & General Counsel, as to the legality of the securities being offered.

         3.      Not Applicable.
         4.      Not Applicable.
         5.      Not Applicable.

         6. Opinion and Consent of Elizabeth H. MacGowan, F.S.A., M.A.A.A., Actuary, as to actuarial matters pertaining to the securities being registered.

         7.      (a)      Consent of PricewaterhouseCoopers LLP.

                 (b)      Consent of Sutherland, Asbill & Brennan LLP.

         8.      Powers of Attorney for Directors. (1)


------------------
1 Incorporated herein by reference to Registration Statement on Form S-6 (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate Provider) filed January 22, 1998, Accession No. 00009501 33-98-000165.
2 Incorporated herein by reference to the Pre-Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 333-67003) for National Variable Life Insurance Account (COLI) filed on February 11, 1999.
3 Incorporated herein by reference to Post-Effective Amendment No. 2 to the Form N-4 Registration Statement (File No. 333-19583) for National Variable Annuity Account II (Sent. Adv.) filed February 25, 1999.
4 Incorporated herein by reference to Post Effective Amendment No. 1 to S-6 Registration Statement File No. 33-91938 for National Variable Life Insurance Account (VariTrak) filed March 12, 1996, Accession Number 0000950133-96-000202.
5 Incorporated herein by reference to Post Effective Amendment No. 2 to the Form S-6 Registration Statement (File No. 33-91938) for National Variable Life Insurance Account (VariTrak) filed April 30, 1997 (Accession Number 000.950133-97-001551).
6 Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Estate. Provider), filed April 16, 1998

7 Incorporate herein by reference to Post Effective Amendment No.1 to the Form S-6 Registration Statement (File No. 333-44723) for National Variable Life Insurance Account (Sent. Est. Provider) filed February 26, 1999

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant, National Variable Life Insurance Account certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Montpelier and the State of Vermont, on the 28th day of April, 2000.

                                  NATIONAL VARIABLE LIFE INSURANCE ACCOUNT
                                               (Registrant)

                                  By: NATIONAL LIFE INSURANCE COMPANY



Attest: /s/ LISA A PETTREY             By: /s/ PATRICK E. WELCH
       --------------------------     -----------------------------
         Lisa A Pettrey                   Patrick E. Welch
         Assistant Secretary             Chairman of the Board and
                                         Chief Executive Officer

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, National Life Insurance Company certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485 (b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, and its seal fixed and attested, in the City of Montpelier and the State of Vermont, on the 28th day of April, 2000.

                                  NATIONAL LIFE INSURANCE COMPANY
(SEAL)                                      (Depositor)


Attest: /s/ LISA A. PETTREY            By: /s/ PATRICK E. WELCH
       ---------------------         -----------------------------
         Lisa A. Pettrey                     Patrick E. Welch
         Assistant Secretary                 Chairman of the Board and
                                             Chief Executive Officer


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 3 Registration Statement has been signed below by the following persons in the capacities indicated on the date(s) set forth below.


Signature                                          Title                             Date
---------                                          -----                             ----





/s/ PATRICK E. WELCH                       Chairman of the Board and
------------------------                   and Chief Executive Officer                 4/28/00
Patrick E. Welch




/s/ THOMAS H. MACLEAY                      President, Chief Operating
------------------------                   Officer and Director                        4/28/00
Thomas H. MacLeay



/s/ William A. Smith                       Executive Vice President
------------------------                   Chief Financial Officer                     4/28/00
William A. Smith



Robert E. Boardman*                        Director
------------------                                                                     4/28/00
Robert E. Boardman

Earle H. Harbison, Jr.*                    Director                                    4/28/00
----------------------
Earle H. Harbison, Jr.

A. Gary Shilling*                          Director                                    4/28/00
----------------
A. Gary Shilling

*By /s/ PATRICK E. WELCH                                                   Date:   4/28/00
   --------------------------
        Patrick E. Welch
        Pursuant to Power of Attorney

                 (2) Opinion and Consent of Michele S. Gatto, Senior Vice President & General Counsel.


                 (6) Opinion and consent of Elizabeth H. MacGowen, F.S.A.; M.A.A.A., Actuary, as to actuarial matters pertaining to the securities being registered.

                 (7)         (a)  Consent of PricewaterhouseCoopers, LLP
                             (b)  Consent of Sutherland, Asbill & Brennan LLP